UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-21210

Alpine Income Trust

(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215

Purchase, New York 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York 10577	Rose DiMartino Attorney at Law Willkie Farr & Gallagher 787 7th Avenue, 40th Floor New York, New York 10019

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end:  October 31, 2014

Date of reporting period:  November 1, 2013 – October 31, 2014

Item 1: Shareholder Report.

Alpine

Equity & Income Funds

Alpine Dynamic Dividend Fund
Institutional Class (ADVDX)
Class A (ADAVX)

Alpine Accelerating Dividend Fund
Institutional Class (AADDX)
Class A (AAADX)

Alpine Financial Services Fund
Institutional Class (ADFSX)
Class A (ADAFX)

Alpine Small Cap Fund
Institutional Class (ADINX)
Class A (ADIAX)

Alpine Transformations Fund
Institutional Class (ADTRX)
Class A (ADATX)

Alpine Equity Income Fund
Institutional Class (ADBYX)
Class A (ADABX)

Alpine Ultra Short Municipal Income Fund
Institutional Class (ATOIX)
Class A (ATOAX)

Alpine Municipal Money Market Fund
Investor Class (AMUXX)

Alpine High Yield Managed Duration Municipal Fund
Institutional Class (AHYMX)
Class A (AAHMX)

October 31,

2014

Annual Report

Additional Alpine Funds are offered in the Alpine Equity Trust. These Funds include:

Alpine International Real Estate Equity Fund	Alpine Global Infrastructure Fund
Alpine Realty Income & Growth Fund	Alpine Global Consumer Growth Fund
Alpine Cyclical Advantage Property Fund
Alpine Emerging Markets Real Estate Fund

Alpine’s Real Estate Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing in funds of the Alpine Equity Trust. The statutory and summary prospectuses contain this and other important information about the investment company, and it may be obtained by calling 1-888-785-5578, or visiting www.alpinefunds.com. Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible.

Alpine’s Investment Outlook

President’s Letter

Dear Shareholder:

“INTEREST RATES: HOW LOW, FOR HOW LONG?”

Alpine believes that over the next year, investors will be rewarded if they focus on long-term trends. This strategy has worked well for the extended period since the Great Financial Collapse of 2008. Despite news of distressing events, traumas, coups and even wars which have had short lived impacts, the positive long-term trend of capital markets around the world has been sustained by low interest rates and modest economic growth. Another factor has been the U.S. dollar, which reversed a nine and one-half year decline in mid-2011, with notable appreciation from August of 2014. The principle factor underpinning these trends has been Central Bank monetary policy, led by the U.S. Federal Reserve. In October of 2014, the Fed concluded its quantitative easing program while other countries have adopted similar supportive policies. On top of these measures, the price of oil and most raw material commodities have seen notable declines, lowering many production costs and enhancing potential profitability.

One can argue that Central Bank policy has been the primary force for economic recovery and growth in the absence of fiscal stimulus from most governments. Indeed, many believe that fiscal austerity around the world, most notably in Europe, has limited opportunities for job creation and reduced economic growth. Increasingly, the world’s central banks are adopting tools to increase money supply, but instead of boosting bank lending, much of the liquidity has flowed into capital markets. The Federal Reserve has completed its tapering of quantitative easing by phasing out the purchase of financial securities, making the U.S. the leader in normalizing this cycle. It should be noted that the Fed has accumulated a $4 trillion balance sheet which will not dramatically decline over the near term, so stimulus will not yet be reduced. Add to this expanded Japanese quantitative easing and the prospect of some form of European quantitative easing next year should more than make up for our Fed’s reduced level of monetary support.

After the close of the fiscal year in October, the financial markets received an early Thanksgiving gift from China via a reduction in China’s mortgage loan rates and a likely follow up of decreased reserve requirements for some of its banks, which should push increased liquidity into the capital markets. However, since China is not as open an economy (unlike other major nations), the flow of funds into the global liquidity pool will be more gradual. Nonetheless, the trend is clear, “do not fear, your friendly central banker will be here”.

Europe faces a prospect of continued GDP growth of less than 1% with inflation at similar low levels. This suggests that the possibility of a long-term (i.e., secular) period of minimal growth or possibly even stagnation could occur. Thus, the current Eurozone unemployment rate of 11.5% (Spain and Greece are more than two times that number) may not improve materially for some time. The International Monetary Fund (IMF) has suggested that countries should adopt more stimulative fiscal policies, such as significant infrastructure spending, but we think that is not enough. Indeed, outgoing European Council President Von Rompuy stated that “without jobs and growth, the European idea itself is in danger”. Clearly the political consequences of stagnant or even deflationary economies can create social upheavals, as Europe itself has witnessed over the past several hundred years. Just two years ago, the so called “Jasmine Revolution” spread political upheaval throughout the Arab world. This was largely the product of high unemployment rates and disenfranchised populations.

Japan is currently the only major country utilizing both monetary and fiscal stimulus. Indeed, their so called ‘three arrows’ approach of aggressive monetary policy, expansionary fiscal stimulus combined with structural reforms to the economy are key products of the political situation in Japan, brought on by over 20 years of substandard economic performance. In addition to Japan, there are a few emerging market economies, most notably India, which are in a position to reduce interest rates and expand domestic demand as well as utilize appropriate fiscal spending and structural reforms to spur growth. However, most countries are taking the politically more expedient path of devaluing their currency in order to make exports cheaper and, hence, more competitive. Such currency devaluation can create inflation over time and cause long term problems if growth in output and wages does not increase materially.

The one country that is not in this position, of course, is the U.S.A. Indeed, the U.S. currency has been ascending over the past year, the U.S. banking sector is in a better position than those of most other countries, and larger companies are generally well capitalized by both the equity and debt markets. However, small companies in this country are not fully enjoying the benefits of the modest economic recovery we have enjoyed over the past few years. This is holding back the U.S. recovery, sustaining only moderate job growth over time. Thus, median real wages are in fact lower today than they were in 2007. Nonetheless, the prospects for small U.S. businesses are improving. However, Alpine believes productivity enhancements created by investments in new technology, production capabilities, and communication and physical infrastructure are still required for economic growth to accelerate.

In addition to the push for greater global liquidity, the other major driver of economic prospects and, hence, the markets, has been the continued expansion of U.S. oil and gas reserves. This has helped to bring about lower oil and gas prices at a time when global economic activity and demand for energy is slowing. Fundamentally, cheaper energy means the cost of economic activity has not only declined, but the transfer of economic wealth from goods producers and transporters to energy producers has also shifted. Countries whose economies are dependent on high oil prices, notably Russia and Iran, and to a lesser degree, Brazil, Canada, Mexico and Norway, may be hurt by an extended decline. On the other hand, Japan and much of Europe could be big beneficiaries. The resultant increase in many industries’ profitability due to lower fuel prices provides the possibility that some of the enhanced margins might be distributed to workers and some of the savings may also be distributed to consumers in the form of price stability. In other words, a major inflationary input has been limited, and this may stimulate economic activity. Alpine believes there will be minimal inflationary impulses globally over the next year or two until global aggregate demand starts to rise.

For 2015, Alpine believes that the prospects for modest economic growth supported by abundant cheap global liquidity, combined with lower energy costs, will continue to favor capital markets and global equities more broadly. We still expect significant regional differences in terms of growth, and individual companies may see their prospects and share prices rise or decline based on management’s ability to utilize the capital markets during this period. This suggests continued expansion of mergers and acquisitions activities on a global basis. It could also lead to an increased number of IPOs in different industries, seeking both to capitalize on high historic valuations as well as position themselves to utilize capital markets for future growth.

Just as the U.S. stock market outperformed much of the world during 2014 as a result of the combination of cheap money and improving economic fundamentals, we believe that 2015 will see a global broadening of market performance to include small cap stocks in the U.S. as well as increased international opportunities. Finally, we should note that the extended period of low volatility, including 2013 and much of 2014, may not be fully over, but political and economic risks remain, as few of this year’s conflicts have resolved and more may surface. The market appears to be increasingly open to more risk if returns are commensurate. Fundamentally, the Fed is still our friend, even though many market participants have been waiting over a year for the proverbial ‘punch bowl’ to be removed and the party to end. Markets may well continue to climb a “wall of worry” as we enter 2015.

We appreciate your interest and support as we enter what appears to be a seventh year of economic and equity market recoveries.

Sincerely,

Samuel A. Lieber
President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Mutual fund investing involves risk. Principal loss is possible. Please refer to individual fund letters for risks specific to that fund.

This letter and the letters that follow represent the opinions of the Funds’ management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice.

Disclosures and Definitions

Equity Income Disclosures –

Please refer to the Schedule of Portfolio Investments for each Fund’s holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Funds’ monthly distributions may consist of net investment income, net realized capital gains and/or a return of capital. If a distribution includes anything other than net investment income, the Funds will provide a notice of the best estimate of its distribution sources when distributed, which will be posted on the Funds’ website: www.alpinefunds.com, or can be obtained by calling 1-800-617-7616. We estimate that the Alpine Series and Income Trusts did not pay any distributions during the fiscal annual period ending October 31, 2014 through a return of capital. A return of capital distribution does not necessarily reflect the Funds’ performance and should not be confused with “yield” or “income.” Final determination of the Federal income tax characteristics of distributions paid during the calendar year will be provided on U.S. Form 1099-DIV, which will be mailed to shareholders. Please consult your tax advisor for further information.

All investments involve risk. Principal loss is possible. A small portion of the S&P 500 yield may include return of capital; the 10-year Treasury yield does not include return of capital; Corporate bonds and High Yield Bonds generally do not have return of capital; a portion of the dividend paid by REITs and REIT preferred stock may be deemed a return of capital for tax purposes in the event the company pays a dividend greater than its taxable income. A stock may trade with more or less liquidity than a bond depending on the number of shares and bonds outstanding, the size of the company, and the demand for the securities. The REIT and REIT preferred stock market are smaller than the broader equity and bond markets and often trade with less liquidity than these markets depending upon the size of the individual issue and the demand of the securities. Treasury notes are guaranteed by the U.S. Government and thus they are considered to be safer than other asset classes. Tax features of a Treasury Note, Corporate bond, Stock, High Yield bond, REITs and REIT preferred stock may vary based on an individual’s circumstances. Consult a tax professional for additional information. Neither the Fund nor any of its representatives may give tax advice. Investors should consult their tax advisor for information concerning their particular situation.

Standard & Poor’s Financial Services LLC (S&P) is a financial services company, a division of McGraw Hill Financial that publishes financial research and analysis on stocks and bonds. S&P is considered one of the Big Three credit-rating agencies, which also include Moody’s Investor Service and Fitch Ratings.

S&P assigns ratings on a scale of ‘D’ to ‘AAA’, with ‘D’ the lowest/weakest rating, indicating a default, and ‘AAA’ the highest/strongest rating, indicating the strongest credit quality in S&P’s spectrum of credit ratings.

S&P incorporates a broad number of credit areas of each entity/municipality when assigning a bond rating to an entity’s debt instrument, including: (a) financial position, which encompasses liquidity metrics, cash reserves, non-liquid assets, liabilities, and other financial metrics; (b) debt position, which includes long and short-term bonded debt and other privately-placed notes/bonds, leases and other off-balance sheet liabilities; (c) pension and Other Post-Employment Benefits (OPEB); (d) socioeconomic indices; (e) the aptitude and sophistication of management.

Earnings Growth and EPS Growth are not measures of the Funds’ future performance.

Diversification does not assure a profit or protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

Equity Income Funds – Definitions

Barclays Capital High Yield Municipal Bond Index is the Muni High Yield component of the Municipal Bond Index. The Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.

Barclays Municipal One Year Bond Index is a total return benchmark of BAA3 ratings or better designed to measure returns for tax exempt assets.

Basis Point is a value equaling one one-hundredth of a percent (1/100 of 1%).

Beta measures the sensitivity of the investment to the movements of its benchmark. A beta higher than 1.0 indicates the investment has been more volatile than the benchmark and a beta of less than 1.0 indicates that the investment has been less volatile than the benchmark.

Bloomberg 10-Year U.S. Muni General Obligation AAA Index is populated with U.S. municipal general obligations (G.O.) with an average rating of AAA from Moody’s and S&P, with an average maturity of ten years. The option-free yield curve is built using an option-

Disclosures and Definitions (Continued)

adjusted spread (OAS) model. Furthermore, the index is derived from contributed pricing from the Municipal Securities Rulemaking Board (MSRB), new issues calendars and other proprietary contributed prices.

Custom Balanced Benchmark reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Barclays Capital U.S. Aggregate Bond Index (BCAG), which is a widely recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed income securities. The Fund may, however, invest up to 75% of its total assets in equity securities.

Effective Duration – Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates.

Earnings Per Share is the portion of a company’s profit allocated to each outstanding share of common stock. Earnings per share serves as an indicator of a company’s profitability.

First Tier Security is any eligible security that: (i) is a rated security that has received a short-term rating from the requisite Nationally Recognized Statistical Rating Organizations in the highest short-term rating category for debt obligations (within which there may be sub-categories or gradations indicating relative standing); or (ii) is an unrated security that is of comparable quality to a security meeting the requirements for a rated security as determined by the Fund’s Board of Trustees; or (iii) is a security issued by a registered investment company that is a money market fund; or (iv) is a government security.

Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

Hedge involves making an investment to reduce the risk of adverse price movements in an asset. Normally, a hedge consists of taking an offsetting position in a related security, such as a futures contract.

KBW Bank Index is a modified cap-weighted index consisting of 24 exchange-listed and National Market System stocks, representing national money center banks and leading regional institutions

Lipper Tax-Exempt Money Market Funds Average is an average of funds that invest in high quality municipal obligations with dollar-weighted average maturities of less than 90 days.

MSCI All Country World Daily TR (Net Div) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

MSCI Emerging Markets Index USD is a free float-adjusted market cap weighted index that is designed to measure equity market performance in the global emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

NASDAQ Financial-100 Index includes 100 of the largest domestic and international financial securities listed on the NASDAQ Stock Market based on market capitalization. They include companies classified according to the Industry Classification Benchmark as Financials, which are included within the NASDAQ Bank, NASDAQ Insurance, and NASDAQ Other Finance Indexes.

Return on Equity is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Russell 2000® Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000® Index. The Russell 2000 is by far the most common benchmark for mutual funds that identify themselves as “small-cap”, while the S&P 500® index is used primarily for large capitalization stocks. Source: Russell Investment Group. Russell is the owner of the trademarks and copyrights related to the Russell Indexes.

Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. Source: Russell Investment Group. Russell is the owner of the trademarks and copyrights related to the Russell Indexes.

S&P 500® Index is a float-adjusted, market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

Securities Industry and Financial Markets Association (SIFMA) is a United States industry trade group representing securities firms, banks, and asset management companies. SIFMA was formed on November 1, 2006, from the merger of the Bond Market Association and the Securities Industry Association.

S&P Municipal Bond Short Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of one year and a maximum maturity of up to, but not including, eight years as measured from the Rebalancing Date.

Weighted Average Maturity is the average time it takes for securities in a portfolio to mature, weighted in proportion to the dollar amount that is invested in the portfolio. Weighted average maturity (WAM) measures the sensitivity of fixed-income portfolios to interest rate changes. Portfolios with longer WAMs are more sensitive to changes in interest rates because the longer a bond is held, the greater the opportunity for interest rates to move up or down and affect the performance of the bonds in the portfolio.

The S&P 500® Index, and the S&P Municipal Bond Short Intermediate Index (the “Indices”) are products of S&P Dow Jones Indices LLC and have been licensed for use by Alpine Woods Capital Investors, LLC. Copyright (c) 2014 by S&P Dow Jones Indices LLC. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written the permission of S&P Dow Jones Indices LLC. S&P Dow Jones Indices LLC, its affiliates, and third party licensors make no representation or warranty, express or implied, with respect to the Index and none of such parties shall have any liability for any errors, omissions, or interruptions in the Index or the data included therein.

An investor cannot invest directly in an index.

Equity Manager Reports

Alpine Dynamic Dividend Fund

Alpine Accelerating Dividend Fund

Alpine Financial Services Fund

Alpine Small Cap Fund

Alpine Transformations Fund

Alpine Equity Income Fund

Alpine Dynamic Dividend Fund

Comparative Annualized Returns as of 10/31/14 (Unaudited)
	1 Year	3 Years	5 Years	10 Years	Since Inception(1)
Alpine Dynamic Dividend Fund — Institutional Class	8.09%	9.73%	7.53%	2.35%	4.80%
Alpine Dynamic Dividend Fund — Class A (Without Load)	7.83%	N/A	N/A	N/A	11.56%
Alpine Dynamic Dividend Fund — Class A (With Load)	1.89%	N/A	N/A	N/A	9.36%
MSCI All Country World Daily Total Return Index (Net Div)	7.77%	12.98%	10.57%	7.09%	7.82%
Lipper Global Equity Income Funds Average(2)	5.97%	12.07%	10.39%	5.35%	6.75%
Lipper Global Equity Income Funds Ranking(2)	31/139	74/80	68/69	19/19	15/15
Gross Expense Ratio (Institutional Class): 1.43%(3)
Net Expense Ratio (Institutional Class): 1.38%(3)
Gross Expense Ratio (Class A): 1.68%(3)
Net Expense Ratio (Class A): 1.63%(3)

(1)	Institutional Class shares commenced on September 22, 2003 and Class A shares commenced on December 30, 2011. Returns for indices are since September 22, 2003.
(2)	The since inception return represents the period beginning September 25, 2003 (Institutional Class only).
(3)	As disclosed in the prospectus dated February 28, 2014.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

The MSCI All Country World Daily Total Return Index (net dividend) USD is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. The Lipper Global Equity Income Funds Average is an average of funds that by prospectus language and portfolio practice seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying securities of domestic and foreign companies. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Lipper Global Equity Income Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Equity Income Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Dynamic Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Dynamic Dividend Fund has a contractual expense waiver that continues through February 28, 2015. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Dynamic Dividend Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Apple, Inc.	2.06%
2.	Avago Technologies, Ltd.	1.67%
3.	Canadian Pacific Railway, Ltd.	1.59%
4.	Novartis AG-ADR	1.51%
5.	Covidien PLC	1.47%
6.	McKesson Corp.	1.45%
7.	Roche Holding AG	1.40%
8.	HCA Holdings, Inc.	1.34%
9.	Vodafone Group PLC-ADR	1.31%
10.	QUALCOMM, Inc.	1.26%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 10/31/14 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

(1)	Amount is less than 0.05%.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Dynamic Dividend Fund (Continued)

Commentary

Dear Investor:

For the fiscal year ended October 31, 2014, the Alpine Dynamic Dividend Fund generated a total return of 8.09% versus its benchmark, the MSCI All Country World Total Return Index (Net Div), which had a total return of 7.77%. All returns include the reinvestment of all distributions. The Fund distributed $0.24 per share during the fiscal year. All references in this letter to the Fund’s performance relate to the Fund’s Institutional Class.

PERFORMANCE DRIVERS

Global equities continued their impressive ascent during the 12-month period ended October 31, 2014, but the dispersion of returns among different geographic regions was striking. The total return of the S&P 500® Index, at 17.26% contrasted sharply with that of the MSCI Europe Index (down 0.52% in U.S. Dollar terms) and the MSCI Emerging Markets Index (up 0.64%). With economic prospects in the U.S. remaining relatively sanguine as compared to most other countries, particularly in Europe, the U.S. trade-weighted Dollar Index rose by about 8% during the period, driven largely by the 8% depreciation in the Euro and the 14% depreciation in the Japanese Yen against the Dollar.

On a sector basis, information technology, industrials, and health care had the greatest positive effect on the absolute total return of the Fund. The energy, consumer discretionary and materials sectors had the greatest negative effect on the absolute performance of the Fund. On a relative basis, the industrials sector generated the largest outperformance versus the MSCI All Country World Index, followed by information technology and utilities. The energy, consumer discretionary and financials sectors were the worst relative performers during the period.

PORTFOLIO ANALYSIS

The top five stock contributors to the Fund’s performance for the fiscal year ended October 31, 2014 based on contribution to total return were Avago Technologies, Adani Ports & Special Economic Zone, Apple, Inc., Canadian Pacific Railway, and The Williams Companies.

Several positive events led to the strong performance of semiconductor manufacturer Avago Technologies. The company’s purchase of LSI Corp. in Q4 2013 has been well received and was earnings accretive in the second half of 2014. Also in the merger & acquisitions (M&A) realm, two of Avago’s competitors in the wireless space agreed to merge, which we believe bodes well for future pricing trends. Meanwhile, Avago’s core wireless business has benefited from the roll out of next generation (4G LTE) wireless networks.

Adani Ports & Special Economic Zone is the largest private port operator in India. The election of new Prime Minister Narendra Modi improved business sentiment in India and raised expectations for policy reform. Adani’s Port business experienced strong volume growth, with its largest port growing 15% year-over-year. The acquisition of Dhamra port was also positive, given its strategic value.

Apple has enjoyed an impressive turnaround in 2014. The shares began to improve midway through the year as the earnings outlook improved and investors began to anticipate the introduction of the iPhone 6 and 6 Plus. Further gains were fueled by speculation of a new product, in this case the Apple Watch. Earnings estimates and unit projections continue to climb for the company, leading to the continued outperformance of the shares.

Canadian Pacific Railway is a Class 1 transcontinental railway serving Canada and the United States. Canadian Pacific Railway is in the midst of an impressive turnaround, achieving a mid-60s (percent) operating ratio goal. At its analyst day in October 2014, the company positioned itself as a structural growth story, targeting 10% revenue growth, a low 60s operating ratio, and approximately doubling its earnings per share (EPS) growth by 2018. We believe Canadian Pacific should benefit from a number of powerful themes such as the energy renaissance, industrial resurgence, and tight trucking capacity in the U.S.

The Williams Companies is a diversified natural gas company in the United States. In June, WMB announced a transaction that had the effect of merging Access Midstream L.P. and Williams Partners L.P. The result of the transaction restored financial flexibility at Williams Partners L.P. and also created a higher and more visible distribution growth.

The bottom five stock contributors to the Fund’s performance for the fiscal year ended October 31, 2014 based on contribution to total return were Precision Drilling Corp, Pier 1 Imports, Energy XXI Bermuda, Trilogy Energy, and Sberbank of Russia.

Precision Drilling Corp is the largest contract driller in Canada and a top five onshore driller in the U.S. With declining day rates and utilization rates amidst a declining commodity price environment, the stock underperformed the market as well as its peer group, as investors questioned its earnings growth trajectory. As of

Alpine Dynamic Dividend Fund (Continued)

the writing of this shareholder letter, the Fund has exited the position.

Pier 1 Imports is a nationwide specialty retailer of a wide variety of furniture, decorative accessories, dining and kitchen products, and bed and bath products. The company was hit by weather-related issues that impacted much of the retail landscape in the first half of the year. As the year progressed, the company’s store traffic lagged expectations, eclipsing the strong growth in its nascent online business. The Fund has since exited the position.

Energy XXI Bermuda, an exploration and production company offering “pure-play” exposure to the Gulf of Mexico, announced a dilutive acquisition in the spring of EPL Oil and Gas, and issued disappointing fiscal year 2015 production guidance in early August, 2014. The Fund exited the position as we felt the investment thesis was significantly impaired following these events.

Trilogy Energy, an exploration and production company with significant exposure to the emerging Duvernay region in Canada, was another casualty of the declining commodity price environment. Beyond pricing headwinds, the company also faced production-related disappointments and material cost inflation. The Fund has exited the position.

Sberbank of Russia is Russia’s largest bank with a market share of roughly 30% in terms of loans and deposits. The stock underperformed as the escalation of political turmoil in Ukraine led to concerns about a slowdown in Russia and its impacts on loan growth and nonperforming loans. The downward pressure on oil prices put even further pressure on Sberbank due to Russia’s significant exposure to the oil market. The Fund has exited the position.

In order to achieve its dividend, the Fund participated in a number of dividend capture strategies including (1) purchasing shares in the stock of a regular dividend payer before an upcoming ex-date and selling after the ex-date, (2) purchasing shares before an anticipated special dividend and selling opportunistically after the ex-date of the dividend, and (3) purchasing additional shares in stocks that the Fund already owns before the ex-date and selling the original shares after the ex-date, thus receiving a dividend on a larger position while still maintaining qualified dividend income eligibility (“QDI”) on its position. Although these strategies have resulted in higher turnover and associated transaction costs for the Fund overall the Fund’s turnover rate has decreased as we have relied less upon these strategies this year. While there is the potential for market loss on the shares that are held for a short period, we seek to use these strategies to generate additional income with limited impact on the construction of the core portfolio.

We have hedged a portion of our currency exposures to the Euro, the Swiss Franc, the Japanese Yen and the British Pound. The currency hedging mitigated the overall negative impact of currency on the portfolio. We have also used leverage at times both in the execution of the strategy of the Fund and to help manage net outflows during the fiscal year.

SUMMARY & OUTLOOK

As we look toward 2015, we see a market environment that remains fairly uncertain. While the U.S. economy appears to be in a sustained growth trajectory, it is challenged by a partisan environment in Washington, D.C. and numerous external headwinds including soft export markets and geopolitical uncertainties relating to key trading partners. The U.S. stock market nonetheless continues to grind higher, supported by a benign macro environment and solid corporate earnings growth, while, at the same time, wrestling with the prospect of the first Federal Funds rate hike in many years.

In Europe, growth continues to be quite sluggish and the specter of recession and/or deflation cannot be overlooked, as ongoing conflicts in Russia/Ukraine add to the numerous risk factors. Indeed, the European Central Bank (ECB) continues to strike a dovish tone with its commitment to accommodative short rates, and is now embarking on a path towards its own version of quantitative easing to combat the deflationary threat.

In Japan, the central bank recently increased the size and scope of its asset purchase program in an effort to steer the economy towards its 2% inflation target. As a result, the Yen has depreciated significantly versus the Dollar and many other currencies, a development that we believe will have global ramifications.

In emerging markets, government elections in Brazil, India, South Africa and Turkey have reached, or are near, resolutions. We believe this may improve the visibility in each country’s respective economic growth outlook and we continue to believe that urbanization will drive growth in emerging markets.

Beyond the macroeconomic environment, the Fund continues to emphasize its focus on what we view as high quality companies with strong balance sheets and a willingness to reward shareholders with dividends. We will continue to adapt our investment approach as economic conditions change and look forward to discussing the portfolio and the prospects for the Fund in future communications.

Sincerely,

Brian Hennessey

Joshua Duitz

Portfolio Managers

Alpine Dynamic Dividend Fund (Continued)

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole. Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The fund is subject to risks, including the following:

Credit Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Dividend Strategy Risk – The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Emerging Market Securities Risk – The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates. The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. Although this method attempts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency, it does not eliminate fluctuations in the underlying prices of the securities and while such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investment are heightened when investing in issuers of emerging market countries.

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically

Alpine Dynamic Dividend Fund (Continued)

fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Qualified Dividend Tax Risk – Favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Swaps Risk – Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund also may enter into swaptions, which are options to enter into a swap agreement. Since these transactions generally do not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case the Fund may not receive the net amount of payments that the Fund contractually is entitled to receive.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Accelerating Dividend Fund

Comparative Annualized Returns as of 10/31/14 (Unaudited)
	1 Year	3 Years	5 Years	Since Inception(1)
Alpine Accelerating Dividend Fund — Institutional Class	12.25%	16.30%	14.21%	14.33%
Alpine Accelerating Dividend Fund — Class A (Without Load)	12.04%	N/A	N/A	16.74%
Alpine Accelerating Dividend Fund — Class A (With Load)	5.90%	N/A	N/A	14.43%
S&P 500® Index	17.26%	19.77%	16.69%	14.82%
Dow Jones Industrial Average	14.48%	16.22%	15.30%	13.43%
Lipper Equity Income Funds Average(2)	12.58%	16.35%	14.57%	14.76%
Lipper Equity Income Funds Ranking(2)	305/472	211/330	172/271	164/266
Gross Expense Ratio (Institutional Class): 3.43%(3)
Net Expense Ratio (Institutional Class): 1.35%(3)
Gross Expense Ratio (Class A): 3.68%(3)
Net Expense Ratio (Class A): 1.60%(3)

(1)	Institutional Class shares commenced on November 5, 2008 and Class A shares commenced on December 30, 2011. Returns for indices are since November 5, 2008.
(2)	The since inception data represents the period beginning November 6, 2008 (Institutional Class only).
(3)	As disclosed in the prospectus dated February 28, 2014.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

The S&P 500® Index is a float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. The Dow Jones Industrial Average is a price-weighted average of 30 blue chip stocks that are generally the leaders in their industry. The Lipper Equity Income Funds Average is an average of funds that seek relatively high current income and income growth through investing 60% or more of their respective portfolios in equities. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500® Index, the Dow Jones Industrial Average, and the Lipper Equity Income Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Equity Income Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Accelerating Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Accelerating Dividend Fund has a contractual expense waiver that continues through February 28, 2015. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Accelerating Dividend Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Apple, Inc.	2.52%
2.	Becton, Dickinson & Co.	1.80%
3.	AbbVie, Inc.	1.72%
4.	Visa, Inc.-Class A	1.71%
5.	Avago Technologies, Ltd.	1.69%
6.	Amgen, Inc.	1.67%
7.	Bristow Group, Inc.	1.66%
8.	Marten Transport, Ltd.	1.65%
9.	Yum! Brands, Inc.	1.61%
10.	Territorial Bancorp, Inc.	1.61%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 10/31/14 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Accelerating Dividend Fund (Continued)

Commentary

For the twelve months ended October 31, 2014, the Alpine Accelerating Dividend Fund generated a total return of 12.25%. This compares with a total return of 17.26% for the S&P 500® Index for the same period. During the last twelve months, the Fund steadily increased its monthly per share distribution from $0.0409 in October, 2013 to $0.0421 in October, 2014. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

PERFORMANCE DRIVERS

The Fund generally prefers to take a conservative investment stance with regard to portfolio construction and security selection during times of economic and geopolitical uncertainty. We believe the twelve months ended October 31, 2014 was such a time. For this reason, the Fund had an average cash holding of 3.9% during the fiscal year and a portfolio beta of less than 1.0 during the same span.

On a sector basis, information technology, health care, and financials had the largest positive impact on the absolute performance of the Fund. The consumer discretionary, energy, and telecommunication services sectors had the largest negative impact. On a relative basis, the consumer staples sector generated the largest outperformance versus the S&P500®, followed by financials and health care. The consumer discretionary, energy, and industrials sectors were the worst relative performers.

PORTFOLIO ANALYSIS

The top five stock contributors to the Fund’s performance during the twelve months ended October 31, 2014, based on contribution to total return were Avago Technologies, Apple Inc., NorthStar Realty Finance, Amgen, and Teva Pharmaceutical Industries.

•	Several positive events led to the strong performance of semiconductor manufacturer Avago Technologies. Late in 2013, the company announced the acquisition of LSI Corporation. The purchase has been well received and has begun to add to earnings in the second half of 2014. Also in the mergers and acquisition (M&A) realm, two of Avago’s competitors in the wireless space agreed to merge, which bodes well for future pricing trends. Meanwhile, Avago’s core wireless business has benefited from the roll out of next generation (4G LTE) wireless networks. The company is gaining share in the marketplace as a technology leader.
•	Apple Inc. stock has enjoyed a resurgence in 2014. The shares began to improve midway through the year as the earnings outlook improved and investors began to anticipate the introduction of the iPhone 6 and 6 Plus as well as speculation of a new product, which ended up being the Apple Watch. Earnings estimates and unit projections continue to rise for the company, which has led to the continued outperformance of the shares.

•	Shares of NorthStar Realty Finance, a commercial mortgage REIT, enjoyed a strong rally beginning in December 2013 when the company announced that it would be spinning off its asset management business into a separate publicly traded C-corp. Investors cheered the news as the new asset management company could trade at meaningfully higher multiples than the legacy REIT. Additionally, NRF unveiled several strategic initiatives including an investment into RXR Realty, a private real estate company focused on New York City and the tri-state area.

•	Amgen shares actually underperformed for much of the fiscal year before second quarter results reported at the end of July indicated that the company would initiate a $700 million cost restructuring and an August SEC filing revealed that activist hedge fund Third Point had taken a small stake in the company. From August onwards, the stock began to outperform the market as investors cheered the restructuring news and speculated about Third Point’s intentions. Towards the end of October, Third Point revealed that it had become one of Amgen’s largest shareholders and had suggesting breaking up the company in meetings with management, sending the shares to a new all-time high.

•	There were several events over the first half of the fiscal year that contributed to the strong performance in Teva Pharmaceuticals shares – activist shareholders have taken an interest in the company, Teva has been the subject of M&A speculation in the sector, and the CEO was replaced in early February by a well-regarded turnaround specialist. In addition, the underlying business has held up a bit better than expected.

Dawson Geophysical, Pier 1 Imports, GNC Holdings, Adidas AG and Altisource Portfolio Solutions had the largest adverse impact on the performance of the Fund over the fiscal year.

Alpine Accelerating Dividend Fund (Continued)

•	A stretch of bad weather this past winter as well as some operational hiccups has caused Dawson Geophysical to report a string of weaker than expected quarterly results. Additionally, the company is contending with a still challenging environment for its onshore seismic data acquisition service offering and a significant sell-off in crude oil prices that is pressuring stock prices across the energy complex.

•	The past twelve months have been difficult for retailer Pier 1. The company was hit by the weather-related issues that had an impact on much of the retail landscape to begin the year. This resulted in management reducing its outlook several times prior to spring. As the year progressed, the company’s web traffic grew strongly while the store traffic lagged expectations. Given the success of the web business, management stepped up investment in the segment, which had an adverse impact on margins.

•	Another retail casualty, GNC Holdings shares experienced a similar traffic slowdown to begin the year. The company then began to lap difficult comparisons driven by the launch of its loyalty program, which resulted in further sales disappointments. The shares were also hit by headlines about the safety of some of the products sold in their stores.

•	Several negative issues led to the underperformance of Adidas AG shares. Entering 2014, Adidas had reduced its outlook primarily due to adverse currency movements, which continued to have an impact in 2014. On top of these issues, the events in the Ukraine had a material impact on the firm’s Russian business and the collapse of the global golf market led to sharp declines in its Taylormade segment.

•	Altisource Portfolio Solutions has been hard hit by its close association with Ocwen Financial Corporation. Ocwen has been the subject of regulatory scrutiny by the New York Department of Financial Services for a variety of alleged misdeeds, several of which involve its business relationships with Altisource. As a result of its relationship with Ocwen, the stock has been unable to rally despite solid earnings and an attractive valuation.

SUMMARY & OUTLOOK

As we look towards 2015, we see a market environment that remains fairly uncertain. In October, the Fed announced an end to the tapering of QE3 and will no longer be increasing the size of its balance sheet by purchasing agency mortgage backed securities and US Treasuries. While this decision was expected, it is still unclear if the lack of monetary stimulus from the Fed will have an impact on asset prices or the economy. In Europe, growth continues to be sluggish and the specter of deflation cannot be overlooked. Indeed, the ECB continues to strike a dovish tone with its commitment to accommodative short rates for as long as needed to stimulate the economy and combat too low inflation. In Japan, the central bank recently increased the size and scope of its QQE asset purchase program in an effort to steer the economy towards the 2% inflation target. As a result, the Yen has depreciated significantly versus the dollar and many other currencies, a development that is sure to have global ramifications. This macro backdrop together with our view that equity market valuations are fairly robust, lead us to continue to take a conservative investment stance.

As it relates to the Fund, we have decided to enhance the core strategy of focusing on quality companies with strong balance sheets that are increasing and/or accelerating dividends. We plan to emphasize stocks with a longer and consistent track record of dividend increases, as we believe these companies have the potential to outperform through the cycle. We aim to invest in stocks with multiple years of continuous dividend increases and make these stocks the foundation of the Fund. Many of the Fund’s holdings already fit into this category, but we are on the lookout for more such ideas. On top of this foundation, we will continue to invest in stocks with shorter, but what we believe are still meaningful track records of dividend increases. In conclusion, similar to the stocks in which we seek to invest, the Fund aims to provide a steadily rising distribution to its investors.

We thank our shareholders for their support.

Sincerely,

Bryan Keane
Andrew Kohl
Portfolio Managers

Alpine Accelerating Dividend Fund (Continued)

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole. Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Dividend Strategy Risk – The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many growth funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Alpine Accelerating Dividend Fund (Continued)

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Financial Services Fund

Comparative Annualized Returns as of 10/31/14 (Unaudited)
	1 Year	3 Years	5 Years	Since Inception(1)
Alpine Financial Services Fund — Institutional Class	11.16%	23.65%	14.62%	8.57%
Alpine Financial Services Fund — Class A (Without Load)	10.84%	N/A	N/A	26.31%
Alpine Financial Services Fund — Class A (With Load)	4.77%	N/A	N/A	23.83%
KBW Bank Index	14.54%	24.13%	13.24%	-1.05%
NASDAQ Financial-100 Total Return Index	8.82%	19.46%	13.17%	3.27%
S&P 500® Index	17.26%	19.77%	16.69%	8.15%
Lipper Financial Services Funds Average(2)	11.96%	20.43%	12.29%	1.81%
Lipper Financial Services Funds Ranking(2)	53/83	6/75	14/68	1/52
Gross Expense Ratio (Institutional Class): 1.85%(3)
Net Expense Ratio (Institutional Class): 1.48%(3)
Gross Expense Ratio (Class A): 2.10%(3)
Net Expense Ratio (Class A): 1.73%(3)

(1)	Institutional Class shares commenced on November 1, 2005 and Class A shares commenced on December 30, 2011. Returns for indices are since November 1, 2005.
(2)	The since inception data represents the period beginning November 3, 2005 (Institutional Class only).
(3)	As disclosed in the prospectus dated February 28, 2014.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

KBW Bank Index is a modified cap-weighted index consisting of 24 exchange-listed and National Market System stocks, representing national money center banks and leading regional institutions. The NASDAQ Financial-100 Index includes 100 of the largest domestic and international financial securities listed on the NASDAQ Stock Market based on market capitalization. They include companies classified according to the Industry Classification Benchmark as Financials, which are included within the NASDAQ Bank, NASDAQ Insurance, and NASDAQ Other Finance Indexes. The S&P 500® Index is a float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. The Lipper Financial Services Funds Average is an average of funds whose primary objective is to invest primarily in equity securities of companies engaged in providing financial services. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The KBW Bank Index, the NASDAQ Financial-100 Index, the S&P 500® Index and the Lipper Financial Services Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Financial Services Fund Average reflects fees charged by the underlying funds. The performance for the Alpine Financial Services Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Financial Services Fund has a contractual expense waiver that continues through February 28, 2015. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

The Fund’s past performance benefitted significantly from Initial Public Offerings (“IPOs”) and Secondary Offerings of certain issuers, and there is no assurance that the Fund can replicate this performance in the future or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Financial Services Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)

1.	PennyMac Financial Services, Inc.-Class A	3.68%
2.	Investar Holding Corp.	3.59%
3.	Lloyds Banking Group PLC	3.40%
4.	Banco de Chile-ADR	3.29%
5.	Fifth Street Asset Management, Inc.	3.22%
6.	National Bank of Greece SA	2.65%
7.	TBC Bank JSC-GDR	2.24%
8.	FCB Financial Holdings, Inc.-Class A	2.22%
9.	United Insurance Holdings Corp.	2.05%
10.	Pacific Premier Bancorp, Inc.	1.95%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 10/31/14 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Financial Services Fund (Continued)

Commentary

The Alpine Financial Services Fund generated an 11.16% total return for the fiscal year ended October 31, 2014. This compares to the Fund’s benchmarks, which showed total returns of 8.82% for the NASDAQ Financial 100 Total Return Index and 14.54% for the KBW Bank Index during the same period. All references in this letter to the Fund’s performance relate to the performance for the Fund’s Institutional Class.

YEAR IN REVIEW

At the start of the fiscal year, investors were speculating that the Federal Reserve would start tapering its security purchases. This contributed to a rise in interest rates and a rally in U.S. bank stocks. The rally proved short-lived as a harsh winter had a negative effect on the economy causing interest rates to reverse direction. U.S. bank stocks retreated on news of weaker Gross Domestic Product (GDP) estimates while emerging market financials, which were hurt by the tapering speculation, responded positively to the weaker economic data. The European financials also performed well during this period on word that the European Central Bank was committed to maintaining an accommodative policy. But as we moved into the later part of the fiscal year, concerns that the Eurozone would fall back into a recession drove European financial stocks down. Also, investor concerns over the economic slowdown in China and other emerging markets weighed heavy on stocks in those regions. The one bright spot during this time was the United States. Although the pace of the economic recovery was slow, corporate earnings were strong and the labor market showed signs of improvement. These conditions aided the Federal Reserve in sticking with its plan of tapering. The thought of higher rates and stronger economic growth helped the US financials stage a fiscal year-end rally. Japanese stocks also staged a late rally [at fiscal year-end]. Against the backdrop of further economic weakness in Japan, investors believe the Bank of Japan will be more aggressive in its accommodative monetary policy.

CONTRIBUTING STOCKS

The top five stocks contributing to the Fund’s performance during fiscal 2014 were NorthStar Realty Finance Corp., United Insurance Holdings Corp., Pacific Premier Bancorp, Inc., Phoenix Companies, Inc., and First Business Financial Services, Inc.

•	NorthStar Realty Finance Corp. is a diversified commercial real estate and asset management company. The stock price reacted well to the announced spin-off of the Company’s asset management business into a separate public entity.

•	United Insurance Holdings Corp. is a property and casualty insurance company headquartered in Saint Petersburg, Florida. Better than expected earnings and a well-received capital raise aided the stock advance this year.

•	Pacific Premier Bancorp, Inc. is a community bank headquartered in Orange County, California. The Company announced two mergers during the year, which were viewed favorably by investors.

•	Phoenix Companies, Inc. is a life insurance company. After a multi-year process of restating financial results to address previous accounting issues, the Company recently returned to current SEC filer status. This act helped remove an uncertainty which we believe had hindered the stock valuation.

•	First Business Financial Services, Inc. is a bank with $1.4 billion in assets headquartered in Madison, Wisconsin. The Company’s lean branch distribution strategy has contributed to a return on equity higher than the return of its peer group. During the year, the Bank increased its cash dividend by 50% and announced its first bank acquisition.

The five largest detractors from the Fund’s performance during the fiscal year were National Bank of Greece S.A., Ares Management, L.P., Fifth Street Asset Management, Inc., Medallion Financial Corp., and Ocwen Financial Corporation.

•	National Bank of Greece S.A. is one of the major banks in Greece. We believe its recent equity raise combined with the plan to decrease its stake in the Turkish bank Finansbank may allow the Bank to meet the new capital requirements.

•	Ares Management, L.P. is an asset management firm. After going public in May, the Company disappointed investors by missing its first quarterly earnings estimate as a public company.

•	Fifth Street Asset Management, Inc. is an asset management firm. We acquired our position in the Company’s IPO. The offering was apparently poorly placed as the stock declined immediately on the first day. We believe the Company’s growth trends in AUM and earnings are good and based on those trends the stock valuation appears attractive.

Alpine Financial Services Fund (Continued)

•	Medallion Financial Corp. is a specialty finance company. The stock declined on disappointing earnings and a dilutive equity offering.

•	Ocwen Financial Corporation is a mortgage servicer. The Company is operating under a cloud of investigations with respect to such issues as business practices and operational controls. Given the uncertain outcome of these investigations we have sold the position.

A significant portion of the Fund’s holdings were held outside the U.S. and denominated in foreign currencies. As a result of a strengthening dollar, these currencies had a negative impact on the Fund’s performance.

The Fund has participated in Initial Public Offerings (“IPO’s”) both within and outside of the financial sector. The Fund’s trading in IPO’s had a positive impact on the Fund’s return for the reporting period. We cannot predict whether there will be more IPO’s that meet our investment standards, or that we will be able to participate and benefit from them, but we will continue to search.

We also continued to find value in the Secondary Offerings in the financial sector. As a result, the Fund has been an active participant in these offerings and they have contributed to the Fund’s return for the period. Similar to the IPO’s, we cannot predict whether these offerings will continue to exist, but provided the market offers what we believe to be attractively-priced Secondary Offerings, the Fund will continue to participate in them.

The Fund’s performance was negatively impacted as we managed significant inflows and outflows during the period which resulted in larger than normal cash positions or borrowings.

SUMMARY & OUTLOOK

We believe the US will lead the next global economic expansion. As a result, we positioned the majority of the Fund’s assets in US companies. We also believe there are attractive investment opportunities abroad either in company specific situations or in regions we feel are oversold by investors. One region we believe is becoming attractive from a valuation prospective is Europe. We feel the recent sell off may provide some investment opportunities.

We believe industry consolidation in the financial services area will continue. Given the moderate revenue growth many financial companies are experiencing, we believe there will be more banks wanting to either augment their organic growth with acquisitions or sell to a better performing company. During the fiscal year, the Fund had 13 companies that signed merger agreements. These include nine banks: Community National Bank of the Lakeway Area, 1st United Bancorp, Intervest Bancshares, Jefferson Bancshares, LSB Financial Corp., North Valley Bancorp, OmniAmerican Bancorp., Peoples Federal Bancshares, and TF Financial Corp. There were also two in the capital markets area, GFI Group Inc. and SWS Group, one consumer finance company, DFC Global Corp., and a real estate services company, ZipRealty Inc.

We appreciate the trust you have placed in us and look forward to updating you on future results.

Sincerely,

Peter J. Kovalski
Stephen A. Lieber
Portfolio Managers

Alpine Financial Services Fund (Continued)

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole. Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Financial Services Industry Concentration Risk – The Fund is subject to the risk of concentrating investments in financial services companies, which makes it more susceptible to factors adversely affecting issuers within that industry than would a fund investing in a more diversified portfolio of securities. Economic downturns, credit losses and severe price competition can negatively affect this industry. The profitability of financial services companies is dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Financial services companies are also subject to extensive government regulation. The impact of recent legislation on any individual company or on the industry as a whole cannot be predicted.

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence

Alpine Financial Services Fund (Continued)

of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk – Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Small Cap Fund(1)

Comparative Annualized Returns as of 10/31/14 (Unaudited)
	1 Year	3 Years	5 Years	Since Inception(2)
Alpine Small Cap Fund — Institutional Class	-1.19%	10.34%	11.61%	4.86%
Alpine Small Cap Fund — Class A (Without Load)	-1.41%	N/A	N/A	11.86%
Alpine Small Cap Fund — Class A (With Load)	-6.86%	N/A	N/A	9.66%
Russell 2000® Index	8.06%	18.18%	17.39%	7.71%
Russell 3000® Index	16.07%	19.77%	17.01%	8.19%
Russell 2000® Growth Index	8.26%	18.42%	18.61%	9.00%
S&P 500® Index	17.26%	19.77%	16.69%	8.04%
Lipper Small-Cap Growth Funds Average(3)	5.72%	16.78%	17.77%	8.57%
Lipper Small-Cap Growth Funds Ranking(3)	481/520	456/460	402/408	313/323
Gross Expense Ratio (Institutional Class): 1.80%(4)
Net Expense Ratio (Institutional Class): 1.35%(4)
Gross Expense Ratio (Class A): 2.05%(4)
Net Expense Ratio (Class A): 1.60%(4)

(1)	Effective March 31, 2014 the Fund’s name, strategy and portfolio managers were changed. The investment objective remains the same. The Fund was formerly known as Alpine Innovators Fund.
(2)	Institutional Class shares commenced on July 11, 2006 and Class A shares commenced on December 30, 2011. Returns for indices are since July 11, 2006.
(3)	The since inception data represents the period beginning July 13, 2006 (Institutional Class only).
(4)	As disclosed in the prospectus dated February 28, 2014.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The S&P 500® Index is a float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. The Lipper Small-Cap Growth Funds Average is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap growth funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P SmallCap 600 Index. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Russell 2000® Index, Russell 3000® Index, the Russell 2000® Growth Index, the S&P 500® Index and the Lipper Small-Cap Growth Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Small-Cap Core Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Small Cap Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Small Cap Fund has a contractual expense waiver that continues through February 28, 2015. Where a Fund’s gross and net expense ratios are the same for the period, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

The Fund’s past performance benefitted significantly from Initial Public Offerings (“IPOs”) of certain issuers, and there is no assurance that the Fund can replicate this performance in the future. To the extent that the Fund’s historical performance resulted from gains derived from participation in Secondary Offerings, there is no guarantee that these results can be replicated or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Small Cap Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Liberty Tax, Inc.	4.43%
2.	Natus Medical, Inc.	3.97%
3.	Applied Optoelectronics, Inc.	3.95%
4.	Dycom Industries, Inc.	3.90%
5.	Kennedy-Wilson Holdings, Inc.	3.88%
6.	PRA Group, Inc.	3.69%
7.	Patrick Industries, Inc.	3.69%
8.	Aegean Marine Petroleum Network, Inc.	3.36%
9.	Scorpio Tankers, Inc.	3.22%
10.	Integrated Device Technology, Inc.	3.16%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 10/31/14 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Small Cap Fund (Continued)

Commentary

On March 31, 2014, the Alpine Innovators Fund changed its name to the Alpine Small Cap Fund. The Fund’s investment strategy was also modified to be consistent with this change. The new small cap strategy calls for 80% of the Fund’s net assets to be invested in small capitalization companies. Additionally, the Russell 2000® Index became the primary benchmark for the Fund. Prior to this change, the primary benchmark was the Russell 3000® Index.

The Fund’s current strategy is to find and invest in small cap companies with sustainable competitive business models and managements that focus on creating shareholder value and who are strong capital allocators. Further, we continue to purchase companies with secular growth drivers that we believe will allow them to grow faster than GDP. We also look to purchase companies with strong free cash flow yields. We believe this strategy will allow for strong relative performance versus the Russell 2000 over a market cycle.

The investment results for the first half of fiscal 2014 were under the prior strategy. All references to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

The data presented below is a blend of the stocks held by the two portfolios, as some of the stocks were transitioned out of the new portfolio because their market cap size was inconsistent with a small cap investment strategy. This transition also resulted in an increased turnover rate and associated transaction costs for the Fund.

The portfolio return for the Fund for the fiscal year ended October 31, 2014 was down 1.19% compared with the Russell 2000® Index which was up 8.06% and the Russell 3000® Index which was up 16.07%.

The top five stocks contributing to the Fund’s total return during the fiscal year ended October 31, 2014 were Akorn, Priceline Group, Liberty Tax, Natus Medical, and Nexstar Broadcasting Group.

Akorn is a generic drug company that had several large price increases this year and made some accretive acquisitions.

Priceline continued to gain market share in the hotel reservation field, opened new geographies and attracted new consumers.

Liberty Tax Service is a tax preparation company that uses a franchise model. Liberty Tax also continued to see strong growth in revenues.

Natus Medical, a medical device company, reported strong revenue and earnings growth.

Nexstar Broadcasting, a television broadcasting company, continued to have a high free cash flow yield.

Gigamon, Applied Optoelectronics, Ocwen Financial, Scorpio Bulkers, and ANSYS had the largest adverse impact on the performance of the Fund over the fiscal year.

Gigamon, a designer of networking products and solutions, had a negative earnings pre-announcement.

Applied Optoelectronics, a manufacturer of advanced optical semiconductor devices, was down over concern about the growth potential of one of its growth drivers, Google Fiber. The other growth initiatives remain in place.

Ocwen Financial Corporation is a mortgage servicer. The Company is operating under a cloud of investigations with respect to such issues as business practices and operational controls.

Scorpio Bulkers owns and operates a fleet of mid to large sized dry bulk carriers. It was down over concern about world economic growth and the amount of iron ore that would be shipped to China.

ANSYS, a maker of software solutions for design analysis, missed revenue expectations.

While calendar 2013 ended on a good note for U.S. equities, with the S&P 500® Index at record highs and the Russell 2000® up 38.82% for the calendar year, 2014 has been considerably more volatile. There have been three corrections of over 9% in the Russell 2000 so far in calendar 2014. Moreover, for only the sixth time since 1978, the Russell 2000 has underperformed the S&P 500. In four of the five prior occurrences, the Russell 2000 outperformed the S&P 500 in the following year.

The volatility was fueled by concerns about the end of the Federal Reserve’s massive bond buying program, called quantitative easing or QE. Further, even with unprecedented easy money policies by the central banks around the world, economic growth remains slow or slowing in most of the world’s developed economies. We expect the interest rate environment to remain benign. This backdrop in combination with the economic growth we are experiencing may be a positive environment for small cap stocks going forward. We continue to find what we believe are attractive businesses at attractive valuations relative to their growth or free cash flow yield.

The Fund’s small cap strategy has been considerably more volatile because it invests in far fewer stocks than the 2000 in the index. We strongly believe that this strategy

Alpine Small Cap Fund (Continued)

will allow us to outperform the market over a cycle. It will also cause increased volatility over shorter periods, as we saw in the second calendar quarter of 2014. Further, the Fund was hurt in the second quarter when stocks with smaller market capitalizations got disproportionately hurt as a class versus larger market cap companies in the Russell 2000. The portfolio has a disproportionate number of names with market capitalizations under $700mm because we have found what we think are very attractive businesses with attractive valuations. These names also tend to have less investment coverage, which creates additional inefficiencies. We believe that our performance versus the Russell 2000 will be rewarded by identifying and purchasing these stocks for the portfolio over a longer period.

Sincerely,

Michael T. Smith
Portfolio Manager

On March 31, 2014, Michael T. Smith and Peter Belton became the Fund’s portfolio managers. As of the date of this letter, Michael T. Smith is the sole portfolio manager.

Alpine Small Cap Fund (Continued)

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole. Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, which currently including the following:

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk – Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other

Alpine Small Cap Fund (Continued)

investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Small Capitalization Company Risk – Securities of small capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses. By combining both growth and value styles, the Adviser seeks to diversify these risks and lower the volatility, but there is no assurance that this strategy will achieve that result.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Transformations Fund

Comparative Annualized Returns as of 10/31/14 (Unaudited)
	1 Year	3 Years	5 Years	Since Inception(1)
Alpine Transformations Fund — Institutional Class	12.57%	13.46%	17.47%	8.35%
Alpine Transformations Fund — Class A (Without Load)	12.27%	N/A	N/A	15.89%
Alpine Transformations Fund — Class A (With Load)	6.09%	N/A	N/A	13.62%
Russell 3000® Index	16.07%	19.77%	17.01%	7.25%
Russell 2000® Value Index	7.89%	17.94%	16.15%	7.34%
S&P 500® Index	17.26%	19.77%	16.69%	6.97%
Lipper Multi-Cap Growth Funds Average(2)	13.51%	17.70%	16.37%	6.69%
Lipper Multi-Cap Growth Funds Ranking(2)	327/546	436/469	118/409	89/346
Gross Expense Ratio (Institutional Class): 2.24%(3)
Net Expense Ratio (Institutional Class): 1.35%(3)
Gross Expense Ratio (Class A): 2.49%(3)
Net Expense Ratio (Class A): 1.60%(3)

(1)	Institutional Class shares commenced on December 31, 2007 and Class A shares commenced on December 30, 2011. Returns for indices are since December 31, 2007.
(2)	Institutional Class only.
(3)	As disclosed in the prospectus dated February 28, 2014.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® Index is a float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. The Lipper Multi-Cap Growth Funds Average is an average of Funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per-share growth value, compared to the S&P SuperComposite 1500 Index. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Russell 3000® Index, the Russell 2000® Value Index, the S&P 500® Index and the Lipper Multi-Cap Growth Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Multi-Cap Growth Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Transformations Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Transformations Fund has a contractual expense waiver that continues through February 28, 2015. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Transformations Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	The Priceline Group, Inc.	5.91%
2.	Snap-on, Inc.	4.85%
3.	Deluxe Corp.	3.72%
4.	Garmin, Ltd.	3.40%
5.	Cray, Inc.	3.29%
6.	Edwards Lifesciences Corp.	2.96%
7.	Callidus Software, Inc.	2.59%
8.	Eastman Chemical Co.	2.47%
9.	Jarden Corp.	2.39%
10.	AMERCO	2.32%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 10/31/14 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Transformations Fund (Continued)

Commentary

The portfolio’s total return for the fiscal year ended October 31, 2014 was 12.57% compared with the Russell 3000® Index at 16.07% and the S&P 500® Index at 17.26%. Investment results for 2014 reflect a strong equity market as well as favorable returns for the industrials, information technology and health care sectors, which were well represented in the Fund. All references to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

We continue to see opportunity and what we believe is value in companies that are undergoing a transformation. Companies often experience a sharp rise or decline in their investment outlook, their reputation or their position with their customer base. In this challenged economy, a company may find itself in need of transformation due to market or technology changes. Consumer preference changes can also occur and dramatically alter the prospects a company faces. Changing economic conditions often cause unanticipated reactions, and we look for companies effectively managing such changes. Investment rewards for investors in such companies can be favorable if management can execute through a change, or new management is brought in and can expand the opportunity set of the company in question.

Among our holdings in 2014, investors will find companies like Garmin, which we continue to hold as the company moves into new fitness and aerospace markets as older GPS products lose momentum; companies addressing new markets with new applications (Cray, Inc., Snap-On, Inc.); companies that are shifting their business portfolios (Jarden Corp., Clariant AG) and companies where management changes have brought better execution (Eastman Chemical Co.). We also have investments in health care companies opening new markets with drugs (Receptos Inc.) and devices (Edwards Lifesciences Corp.). We acknowledge that transformations can take some time to come to fruition, especially in challenging global economic conditions. We often hold stocks for long time frames as transformation does not always occur in a smooth or short-term time frame. We continue to maintain cash balances as we seek investment opportunities. This had a negative impact on relative performance.

The top five holdings in the fund by contribution to total return during the fiscal year ended October 31, 2014 were as follows: Receptos, Edwards Lifesciences, Cray, Inc., Snap-On, and Apple, Inc.

Receptos is a biopharma company specializing in small molecule drug therapies with a focus on immune disorders.

Edwards Lifesciences has begun to commercialize their trans-catheter aortic valve replacement product, and 2014 saw better than expected adoption rates of this therapy, which is less invasive than traditional therapies.

Cray, historically a producer of super computers traditionally sold to governments and universities, continues its business unit expansion into commercial markets, where computers that can handle “big data” are in demand and the applications for big data continue to expand.

Snap-On, known primarily for its tool vans that visit auto repair shops, continues to add to their product lines, moving further into diagnostic tools for the auto repair industry and also adding new verticals in tools for aerospace as well as oil and gas field maintenance. International operations in Asia continue to do well and Europe has begun to recover.

Apple has managed a successful launch of the iPhone 6, and investors are awaiting a watch and other potential wearable devices from this iconic brand that went through a transition after the founder and CEO Steve Jobs passed away.

The five holdings ranked lowest for contribution during the fiscal year ended October 31, 2014 were as follows: Emerald Oil, Mitek Systems, Applied Optoelectronics, Precision Drilling Corp. and Stone Energy.

Emerald Oil is suffering mostly because of the drop in oil prices. Emerald Oil is a small exploration and production company and made property acquisitions in 2014 that doubled its asset base.

Mitek Systems, a mobile bill pay systems company, has been involved in litigation and, while that finally settled in September removing an overhang, uncertainty remains about revenue growth.

Applied Optoelectronics has been hurt by a decision by Google to use an existing technology for Google fiber to the home, but we believe it has prospects for data centers using their faster and more scalable fiber products.

Precision Drilling has also seen a negative effect from dropping oil prices, but the company continues to transform its fleet to state of the art horizontal drilling rigs, assets that we believe will still be in demand even in

Alpine Transformations Fund (Continued)

a lower oil price environment as they are more efficient in both cost and speed.

Stone Energy picked up assets from BP in the Gulf of Mexico with valuable infrastructure that was under-utilized. Unfortunately a rapid drop in oil prices re-rated the energy sector and even with strong prospects Stone’s equity performance has suffered.

There was some volatility in equity markets early in the year as the Federal Reserve began to taper purchases of Treasury bonds. Concern that tapering was the beginning of tightening had analysts pouring over Fed minutes looking for clues as to when interest rates might rise. While Gross Domestic Product (GDP) numbers were weak in the early part of 2014, many were quick to dismiss that as a weather related issue, and optimism into the spring and early summer was accompanied by a rise in U.S. equity indices. Trouble started in Europe over the summer, as weaker economic numbers coupled with Russia going into Crimea sparked concern over the state of the European economy.

The U.S. and world equity indices experienced a sharp drop in October as deflation once again became a topic for economists, especially pertaining to Europe. Central Bank omnipotence was questioned and equity markets took a two week trip lower, only to rebound and come back stronger, based on a not bad earnings season and a comment by Fed Member Bill Dudley that the end of Quantitative Easing, or QE, could be postponed. Equity markets took that to heart, decided the Central Bank put was still in place and rebounded sharply.

Through July and into October oil prices fell from $105 (WTI) to $90 at the end of October, and have continued to fall since then. The positive aspect of lower oil prices is consumers with more money in their pockets. The concern for the U.S. is how much lower oil prices impact one of the U.S. economies’ growth sectors, the oil patch. It is too soon to see which impact will be the strongest, but the bulls would point out the consumer is key to an economic recovery.

Low interest rates around the world, economic growth, although not as strong as hoped for and a slightly better employment picture may keep investors looking favorably at equities. The picture is mixed, however, as not all segments of the equity markets have recovered, and small cap stocks have been increasingly under pressure. In this environment we believe it is even more important to look for differentiating management strategies, disruptive technologies and other hallmarks of a corporate transformation in our investments in this fund.

We continue to see opportunity and value in companies that are undergoing a transformation, whether in product portfolios, geographical reach, management changes or other major changes in the marketplace or the competitive outlook.

Sincerely,

Stephen A. Lieber
Sarah Hunt
Portfolio Managers

Alpine Transformations Fund (Continued)

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole. Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The fund is subject to risks, including the following:

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Alpine Transformations Fund (Continued)

“Special Situations” Companies Risk – “Special situations” include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale or spin-off of a division or subsidiary which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a special situation company may decline significantly. There can be no assurance that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations.

Transformation Risk – The Adviser seeks to invest in the securities of companies that the Adviser believes are entering or on the verge of entering a corporate transformation. No assurance can be made that these transformations will result in the vigorous growth anticipated by the Adviser or such growth may be significantly delayed.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Equity Income Fund(1)

Comparative Annualized Returns as of 10/31/14 (Unaudited)
	1 Year	3 Years	5 Years	10 Years	Since Inception(2)
Alpine Equity Income Fund — Institutional Class	12.77%	11.09%	11.00%	4.59%	5.66%
Alpine Equity Income Fund — Class A (Without Load)	12.52%	N/A	N/A	N/A	11.31%
Alpine Equity Income Fund — Class A (With Load)	6.30%	N/A	N/A	N/A	9.11%
S&P 500® Index	17.26%	19.77%	16.69%	8.20%	5.58%
Custom Balanced Benchmark	11.93%	12.79%	11.81%	7.05%	5.73%
Lipper Equity Income Funds Average(3)	12.58%	16.35%	14.57%	7.89%	6.19%
Lipper Equity Income Funds Ranking(3)	266/472	316/330	266/271	159/160	66/100
Gross Expense Ratio (Institutional Class): 1.33%(4)
Net Expense Ratio (Institutional Class): 1.33%(4)
Gross Expense Ratio (Class A): 1.58%(4)
Net Expense Ratio (Class A): 1.58%(4)

(1)	Effective July 31, 2014 the Fund’s name, strategy and investment objectives were changed. The Fund was formerly known as Alpine Foundation Fund.
(2)	Institutional Class shares commenced on June 7, 2001 and Class A shares commenced on December 30, 2011. Returns for indices are since June 7, 2001.
(3)	Institutional Class only.
(4)	As disclosed in the prospectus dated February 28, 2014.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

The S&P 500® Index is a float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. The Custom Balanced Benchmark reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500® Index and 40% of the Barclays U.S. Aggregate Bond Index, which is a widely recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed income securities. The Fund may, however, invest up to 75% of its total assets in equity securities. The Lipper Equity Income Funds Average is an average of funds that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500® Index and the Lipper Equity Income Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Equity Income Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Foundation Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Foundation Fund has a contractual expense waiver that continues through February 28, 2015. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Equity Income Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	U.S. Treasury Bonds, 5.25, 11/15/2028	6.43%
2.	Johnson & Johnson	3.18%
3.	JPMorgan Chase & Co.	3.01%
4.	Simon Property Group, Inc.	2.64%
5.	United Technologies Corp.	2.10%
6.	International Business Machines Corp.	2.02%
7.	Apple, Inc.	1.86%
8.	Prudential Financial, Inc.	1.85%
9.	CBS Corp.-Class B	1.73%
10.	E.I. du Pont de Nemours & Co.	1.70%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 10/31/14 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Equity Income Fund (Continued)

Commentary

On July 31, 2014, the Fund’s adviser changed the name of the Fund from the Alpine Foundation Fund to the Alpine Equity Income Fund. Consistent with this change, the Fund’s investment strategy was modified to reflect a greater emphasis on dividend-paying stocks. In conjunction with the changes to the Fund’s investment objective, the allocation to fixed income was lowered substantially beginning in late July. The proceeds from these sales were used to purchase equities, substantially raising the allocation to that asset class in the Fund. Additionally, the Fund held a larger than normal cash balance as a result of the transition. The Alpine Equity Income Fund shares were up 12.77% in fiscal year 2014 ended October 31, 2014 compared to the S&P 500® Index of 17.26% and the Custom Balanced Benchmark’s increase of 11.93%. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

The last two months of calendar year 2013 continued the impressive gains for the overall stock market capping a 2013 year where the S&P 500® Index rose more than 32%. However, stocks did not start the calendar year 2014 off strongly and dropped nearly 6% through the beginning of February. In addition to profit taking after a multi-year bull market for stocks, some of the downdraft could also be attributable to earnings reports of a number of “high-expectation” companies coming in lower than expected, perceived slower growth in the Chinese economy, and weakness in emerging market equities. The Federal Reserve, while still historically accommodative from a monetary policy standpoint, continued to decrease the amount of its monthly quantitative easing (QE) purchases, putting further monetary tightening fears into markets both in the U.S. and abroad as the new Federal Reserve Governor attempted to back away from its massive QE purchasing program in an orderly fashion and minimize a negative market impact. By early February 2014, investors became increasingly optimistic based on newly released economic data and corporate profit reports that indicated the difficult winter weather had less of a negative impact on corporate earnings and the overall economy than many had feared. The Federal Reserve also strenuously reiterated its commitment to low short-term interest rates for the foreseeable future in order to support further economic growth and job creation. Gains for stocks were generally steady through late September 2014 when fears that slowing global growth outside the U.S. would eventually impact U.S. corporate earnings and, subsequently, stock prices. Stock prices fell 9.9% from their peak in late September through mid-October with energy-related shares especially hard hit due to sinking crude oil prices. The downdraft in share prices was relatively short-lived as solid U.S. corporate earnings reports for 3Q14 and encouraging domestic economic reports once again buoyed investor confidence and share prices. The S&P 500 ended the fiscal year near all-time highs, completely retracing the September-October swoon.

Two of the top five contributors to performance for the fiscal year ended October 31, 2014 were Real Estate Investment Trusts (REITs) Simon Property Group and Digital Realty Trust, both of which benefitted from a solid commercial real estate market and the continuing presence of low interest rates. Global financial services company JPMorgan Chase & Co., healthcare company Johnson & Johnson, and Apple Inc. rounded out the top five contributors. The top five detractors from performance for the fiscal year were oil services company Ensco plc, financial services company Medallion Financial Corp., natural resources company Teck Resources, investment manager Oaktree Capital Group, LLC and computer and software firm IBM.

Although economic data from many aspects of the economy suggest the U.S. recovery is on track to grow gross domestic product and reduce unemployment, and stock indices flirt with all-time highs, the latest global geopolitical factor regarding Ukraine and Russia has been added to the list of external events including those in the Middle East that could impact share prices and increase market volatility going forward. Slowing economic growth in countries all over the globe is also a concern for sustainable growth in the U.S. and hence U.S. share prices. We have also become increasingly concerned that the valuation levels of some stocks have grown extended. We worry the market has entered a period of “buyer capitulation” where investors in a rush to own stocks may be giving short attention to valuation levels in relationship to underlying fundamentals. While we are a bit more cautious on equity prices, we believe many opportunities continue to present themselves to purchase quality stocks with historically high dividend yields, relatively low payout ratios, solid balance sheets and cash flow generation, and a history of raising their dividends.

Sincerely,

Mark T. Spellman
Stephen A. Lieber
Portfolio Managers

Alpine Equity Income Fund (Continued)

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole. Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Credit Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Dividend Strategy Risk – The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many growth funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

Issuer Risk – Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization

Alpine Equity Income Fund (Continued)

companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

“Special Situations” Companies Risk – “Special situations” include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale or spin-off of a division or subsidiary which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a special situation company may decline significantly. There can be no assurance that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

U.S. Government Securities Risk – U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Please refer to pages 3-5 for other important disclosures and definitions.

Fixed Income Manager Reports

Alpine Ultra Short Municipal Income Fund

Alpine Municipal Money Market Fund

Alpine High Yield Managed Duration Municipal Fund

Alpine Ultra Short Municipal Income Fund(1)

Comparative Annualized Returns as of 10/31/14 (Unaudited)
	1 Year	3 Years	5 Years	10 Years	Since Inception(2)
Alpine Ultra Short Municipal Income Fund — Institutional Class	0.63%	0.65%	1.02%	2.21%	2.41%
Alpine Ultra Short Municipal Income Fund — Class A	0.38%	0.43%	0.79%	2.01%	1.95%
Barclays 1 Year Municipal Bond Index	0.72%	0.82%	1.09%	2.20%	2.12%
Lipper Short Municipal Debt Funds Average(3)	1.09%	1.15%	1.44%	2.00%	1.94%
Lipper Short Municipal Debt Funds Ranking — Institutional Class(3)	71/97	66/85	50/72	19/48	10/38
Gross Expense Ratio (Institutional Class): 0.89%(4)
Net Expense Ratio (Institutional Class): 0.70%(4)
Gross Expense Ratio (Class A): 1.14%(4)
Net Expense Ratio (Class A): 0.95%(4)

(1)	Effective October 1, 2014 the Fund’s name was changed. The Fund was formerly the Alpine Ultra Short Tax Optimized Income Fund.
(2)	Institutional Class shares commenced on December 5, 2002 and Class A shares commenced on March 30, 2004. Returns for indices are since December 5, 2002.
(3)	The since inception data represents the period beginning December 31, 2002.
(4)	As disclosed in the prospectus dated February 28, 2014.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 0.25% redemption fee imposed on shares held for fewer than 30 days. If it did, total returns would be reduced. Effective 10/12/07, Alpine Ultra Short Municipal Income Fund - Class A began imposing a maximum sales charge of 0.50% on purchases. Performance data shown for time period beginning with dates after October 12, 2007 reflect the sales charge.

The Barclays 1 Year Municipal Bond Index is the 1-year component of the Municipal Bond Index. The Barclays 1 Year Municipal Bond Index is a rules-based, market value-weighted index engineered for the long-term, tax-exempt bond market. The Lipper Short Municipal Debt Funds Average is an unmanaged index that tracks funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Barclays 1 Year Municipal Bond Index and the Lipper Short Municipal Debt Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Short Municipal Debt Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Ultra Short Municipal Income Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Ultra Short Municipal Income Fund has a contractual expense waiver that continues through February 28, 2015. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower. The Adviser has also voluntarily waived a portion of the expenses for the Alpine Ultra Short Municipal Income Fund. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

Alpine Ultra Short Municipal Income Fund (Continued)

Alpine Ultra Short Municipal Income Fund vs. Peer Performance (Unaudited)

*	The Class A Return for 2004 is from 3/30/2004 (inception) — 12/31/2004

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Mississippi Business Finance Corp. Revenue, PSL-North America LLC Project, 2.58%, 11/01/2032 (Putable on 11/06/2014)	6.30%
2.	Chicago Board of Education, 0.582%, 12/01/2034 (Putable on 11/03/2014)	5.88%
3.	Indiana Finance Authority, Multifamily HSG Revenue, 1.00%, 10/26/2017 (Putable on 11/06/2014)	5.52%
4.	California Pollution Control Financing Authority, Solid Waste Disposal Revenue, Republic Services, Inc. Project, 0.45%, 08/01/2023 (Putable on 11/03/2014)	3.71%
5.	New Jersey Economic Development Authority Revenue, Port Newark Container Terminal LLC Project, 0.74%, 07/01/2030 (Putable on 11/05/2014)	3.36%
6.	Utica School District, Bond Anticipation Notes, 1.00%, 11/27/2014	3.24%
7.	Miami-Dade County Expressway Authority Toll System Revenue, 0.502%, 05/20/2029 (Putable on 11/03/2014)	3.16%
8.	Chicago IL Sales Tax Revenue, 0.25%, 01/01/2034 (Putable on 11/03/2014)	2.85%
9.	Florida Development Finance Corp., Healthcare Facilities Revenue, UF Health-Jacksonville Project, 1.00%, 02/01/2029 (Putable on 11/06/2014)	2.78%
10.	Mission Economic Development Corp. Solid Waste Disposal Revenue, Republic Services, Inc. Project, 0.45%, 01/01/2026 (Putable on 11/03/2014)	2.78%

*	Portfolio holdings and sector distributions are as of 10/31/14 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Alpine Ultra Short Municipal Income Fund (Continued)

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Credit Quality Allocation (As of 10/31/2014)

AAA	2.71%
AA	17.55%
A	29.53%
BBB	26.49%
B	0.43%
Not Rated	23.29%

Bond Credit Quality-Reflects the higher of the ratings of Standards & Poor’s Corporation; Moody’s Investors Service, Inc. or Fitch, Inc. Ratings are relative, subjective and not absolute standards of quality, represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO), and are adjusted to the Standards and Poors scale shown. Ratings are measured using a scale that typically ranges from AAA (highest) to D (lowest). The security’s credit rating does not eliminate risk. The table excludes equity securities, cash and cash equivalents. For more information about securities ratings, please see the Fund’s Statement of Additional Information. Additional information on ratings methodologies are available by visiting the NRSRO websites; www.standardandpoors.com, www.moodys.com, and www.fitchratings.com.

Alpine Municipal Money Market Fund

Comparative Annualized Returns as of 10/31/14 (Unaudited)
	1 Year	3 Years	5 Years	10 Years	Since Inception(1)
Alpine Municipal Money Market Fund — Investor Class	0.02%	0.06%	0.11%	1.37%	1.33%
Lipper Tax-Exempt Money Market Funds Average(2)	0.01%	0.01%	0.02%	0.99%	0.94%
Lipper Tax-Exempt Money Market Funds Ranking(2)	12/84	4/82	1/78	1/58	1/49
Alpine Municipal Money Market Fund — Investor Class, 7-day effective yield (as of 10/31/14): 0.02%
Net Expense Ratio: 0.57%(3)

(1)	The since inception data represents the period beginning 12/5/2002.
(2)	The since inception data represents the period beginning 12/31/2002.
(3)	As disclosed in the prospectus dated February 28, 2014.

Note, the yield more closely reflects the current earnings of the Alpine Municipal Money Market Fund than the total return.

Performance data quoted represents past performance and is not predictive of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 1-888-785-5578 or visiting www.AlpineFunds.com.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal alternative minimum tax for certain investors.

The Lipper Tax-Exempt Money Market Funds Average is an average of funds that invest in high quality municipal obligations with dollar-weighted average maturities of less than 90 days. The Lipper Tax-Exempt Money Market Funds Average is unmanaged and does not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Tax-Exempt Money Market Funds Average reflects fees charged by the underlying funds. Lipper Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The performance for the Alpine Municipal Money Market Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Adviser has voluntarily waived a portion of the expenses for the Alpine Municipal Money Market Fund. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

Alpine Municipal Money Market Fund vs. Peer Performance (Unaudited)

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total return would have been lower.

Alpine Municipal Money Market Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	North Carolina Davidson County Industrial Facilities & Pollution Control Financing Authority Revenue, Dieboid, Inc., 0.25%, 06/01/2017 (Putable on 11/07/2014)	6.08%
2.	Texas Port of Corpus Christi Authority of Nueces County, Solid Waste Disposal Revenue, Flint Hills Resources LP, West Plant Project, 0.08%, 07/01/2029 (Putable on 11/07/2014)	5.31%
3.	Tennessee Hendersonville Industrial Development Board, 0.17%, 05/01/2036 (Putable on 11/07/2014)	5.14%
4.	Texas Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue, Airport Facility, FlightSafety Texas, Inc. Project, 0.06%, 07/01/2032 (Putable on 11/07/2014)	4.80%
5.	Louisiana Plaquemines Port Harbor & Terminal District Revenue, International Marine Terminal Project, 0.50%, 03/15/2025 (Putable on 03/15/2015)	4.28%
6.	Indiana Posey County Economic Development Revenue, Midwest Fertilizer Corp. Project, 0.30%, 07/01/2046 (Putable on 11/18/2014)	4.28%
7.	Pennsylvania Washington County Hospital Authority Revenue, Washington Hospital, 0.35%, 07/01/2037 (Putable on 07/01/2015)	3.34%
8.	Texas Port of Port Arthur Navigation District Revenue, BASF Corp., 0.14%, 04/01/2033 (Putable on 11/07/2014)	3.00%
9.	Florida Manatee County Industrial Development Revenue, Gaemmerler U.S. Corp., 0.26%, 10/01/2035 (Putable on 11/07/2014)	2.88%
10.	Wisconsin Village of Menomonee Falls Industrial Development Revenue, AJ Die-Namics Project, 0.41%, 11/01/2036 (Putable on 11/07/2014)	2.42%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 10/31/14 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.
(1)	Amount is less than 0.05%.

Equivalent Taxable Yields as of 10/31/14 (Unaudited)
Joint Return	Single Return	Marginal Tax Rate	Your Tax-Exempt Current 7 Day Yield of 0.02% is Equivalent to a Taxable Yield of:
$73,801 - 148,850	$36,901 - 89,350	25%	0.02%
$148,851 - 226,850	$89,351 - 186,350	28%	0.03%
$226,851 - 405,100	$186,351 - 405,100	33%	0.03%
$405,101 - 457,600	$405,101 - 406,750	35%	0.03%
Over $457,600	Over $406,750	39.6%	0.03%

The chart reflects 2014 marginal Federal tax rates before limitations and phaseouts. Individuals should consult a tax professional to determine their actual 2014 marginal Federal tax rate.

Alpine High Yield Managed Duration Municipal Fund

Comparative Annualized Returns as of 10/31/14 (Unaudited)
	1 Year	Since Inception(1)
Alpine High Yield Managed Duration Municipal Fund — Institutional Class	7.32%	5.18%
Alpine High Yield Managed Duration Municipal Fund — Class A (Without Load)	7.08%	4.93%
Alpine High Yield Managed Duration Municipal Fund — Class A (With Load)	4.35%	3.06%
S&P Municipal Bond Short Intermediate Index	2.90%	2.24%
Barclays Capital High Yield Municipal Bond Index	10.90%	1.93%
Lipper High Yield Municipal Debt Funds Average	12.01%	3.19%
Lipper High Yield Municipal Debt Funds Ranking	131/133	10/128
Gross Expense Ratio (Institutional Class): 1.71%(2)
Net Expense Ratio (Institutional Class): 0.85%(2)
Gross Expense Ratio (Class A): 1.96%(2)
Net Expense Ratio (Class A): 1.10%(2)

(1)	The since inception data represents the period beginning 5/31/2013.
(2)	As disclosed in the prospectus dated February 28, 2014.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 0.75% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 2.50%. Performance for the Class A shares without sales charges does not reflect this load.

The S&P Municipal Bond Short Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of one year and a maximum maturity of up to, but not including, eight years as measured from the Rebalancing Date. The Barclays Capital High Yield Municipal Bond Index is the Muni High Yield component of the Barclays Municipal Bond Index. The Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. The Lipper High Yield Municipal Debt Funds Average is an unmanaged index that tracks funds that invest in funds that typically invest 50% or more of their assets in municipal debt issues rated BBB or less. Lipper rankings for the period shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Expense ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine High Yield Managed Duration Municipal Fund has a contractual expense waiver that continues through February 28, 2015. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower. The Adviser has also voluntarily waived a portion of the expenses for the Alpine High Yield Managed Duration Municipal Fund. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

Alpine High Yield Managed Duration Municipal Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	State of Illinois, General Obligation Refunding Bond, 5.25%, 10/01/2015	4.26%
2.	Alabama Health Care Authority for Baptist Health Revenue, 5.00%, 11/15/2021	3.43%
3.	Wisconsin Health & Educational Facilities Authority Revenue, Fort Healthcare, Inc., Project, 5.38%, 05/01/2018	2.54%
4.	Michigan Finance Authority Revenue, Detroit School District, 2.85%, 08/20/2015	2.25%
5.	Maryland City of Westminster, Lutheran Village at Miller’s Grant, Inc., 3.88%, 07/01/2019	2.00%
6.	Maryland City of Westminster, Lutheran Village at Miller’s Grant, Inc., 4.38%, 07/01/2021	2.00%
7.	New Jersey Economic Development Authority Revenue, Lions Gate Project, 4.38%, 01/01/2024	1.97%
8.	Massachusetts Port Authority Facilities Revenue, Delta Air Lines, Inc. Project, 5.00%, 01/01/2021	1.75%
9.	New Jersey Tobacco Settlement Financing Corp. Revenue, 4.50%, 06/01/2023	1.74%
10.	Commonwealth of Puerto Rico, Public Improvement, 5.50%, 07/01/2016	1.72%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 10/31/14 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.
(1)	Amount is less than 0.05%.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine High Yield Managed Duration Municipal Fund (Continued)

Credit Quality Allocation (As of 10/31/2014)

AA	15.03%
A	11.96%
BBB	12.43%
BB	19.35%
B	8.91%
Not Rated	32.32%

Bond Credit Quality-Reflects the higher of the ratings of Standards & Poor’s Corporation; Moody’s Investors Service, Inc. or Fitch, Inc. Ratings are relative, subjective and not absolute standards of quality, represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO), and are adjusted to the Standards and Poors scale shown. Ratings are measured using a scale that typically ranges from AAA (highest) to D (lowest). The security’s credit rating does not eliminate risk. The table excludes equity securities, cash and cash equivalents. For more information about securities ratings, please see the Fund’s Statement of Additional Information. Additional information on ratings methodologies are available by visiting the NRSRO websites; www.standardandpoors.com, www.moodys.com, and www.fitchratings.com.

Alpine Ultra Short Municipal Income Fund / Alpine Municipal Money Market Fund / Alpine High Yield Managed Duration Municipal Fund

We are pleased to provide you with the annual report for the Alpine Income Trust for the period ending October 31, 2014. The series of the Trust include the Alpine Municipal Money Market Fund, the Alpine Ultra Short Municipal Income Fund and the Alpine High Yield Managed Duration Municipal Fund. All references in this letter to performance relate to the performance of the Alpine Municipal Money Market Fund’s Investor Class and the Alpine Ultra Short Municipal Income Fund’s and the Alpine High Yield Managed Duration Municipal Fund’s Institutional Class.

MARKET OVERVIEW

Over the last calendar year, economic growth in the United States has been uneven and volatile as measured by gross domestic product (GDP). Fourth-quarter (Q4) 2013 GDP growth was an adequate 2.6%, but still fell short of market expectations, which anticipated a rate above 3%. In Q1 2014, GDP surprised the market’s expectations, contracting by 2.1%, a stark contrast to the market consensus of 1.1% expansion. The poor result reflected a deceleration primarily as a result of reduced exports, lower non-residential fixed investment, and weather related reduced spending. In Q2 2014, GDP rebounded a significant 4.6%, somewhat mitigating the negative impact of the prior quarter’s poor performance. Economic growth continued in Q3 2014 with a solid 3.9% GDP increase, according to the second estimate released by the Bureau of Economic Analysis. Q3 growth was driven largely by increased personal consumption, exports and non-residential fixed investment.

During the 12-month period ended October 31, 2014, fixed income markets experienced notable interest rate volatility and surprised market participants with a significant rally in the Treasury and Municipal markets during the first ten months of calendar 2014. At November 1, 2013, the 10-year Treasury bond yield stood at 2.62% with moderate to significant volatility during fiscal 2014, ending the period down 28 basis points to 2.34% at October 31, 2014. Over the period, the 10-year Treasury bond yield peaked at 3.02% on December 31, 2013, driven in part by investor concerns of a quicker than expected tapering of QE3 by the Federal Reserve which did not occur. The 10-year Treasury bond yield fell to a low of 2.14% on October 15, 2014 after a strong month-long Treasury bond rally forced yields down 48 basis points, reflecting a flight to safety due to European economic weakness and renewed expectations that the Fed was not going to raise short-term rates for a considerable period.

The Municipal market experienced similar yield patterns during the last fiscal year. On November 1, 2013, the Bloomberg 10 Year U.S. Muni General Obligation AAA Index stood at 2.77% and similarly peaked at 2.99% on January 7, 2014. On that date, the Muni-Treasury Ratio was 101.7% indicating Municipal bonds were relatively more attractive investments relative to Treasuries, as the ratio has historically averaged 80%. The 10-Year Muni yield hit a low during the fiscal year of 1.87% on October 16, 2014. In the months preceding this low, demand had been strong amid a lack of Muni supply and increased volatility in the stock market. However, Muni demand became much more intense when U.S. Treasury yields followed a stock market drop on October 15th.

Long-term municipal bond issuance during the first ten months of calendar year 2014 declined by 6.3% to $265.6 billion, compared with volume of $283.4 billion during the same period during 2013, aiding the Muni rally. Favorably, supply increased during the last three months (August – September), outstripping year over year volume by 14.9% and we believe it will remain at these levels heading into 2015.

ALPINE MUNICIPAL MONEY MARKET FUND

The Alpine Municipal Money Market Fund had a total return of 0.02% for the one-year period ended October 31, 2014, as compared to the Lipper Tax-Exempt Money Market Funds average of 0.01%. The Adviser continued to support the Fund by voluntarily reimbursing the Fund’s expenses to maintain a positive yield.

The past year in the municipal money market space was one where rates dropped slightly to new historic lows and issuance of short-term securities was anemic. For the year, assets dropped overall in tax exempt money market funds, a trend that we have experienced for several years now. Despite this drop in assets, rates continued to drift lower as the limited supply more than offset the lower demand.

Variable rate demand notes (VRDNs) issuance remained sluggish and outstanding VRDNs continued to decline throughout 2014. The low issuance combined with falling fund assets resulted in Securities Industry and Financial Markets Association (SIFMA) (the Association which determines the base rate at which most VRDNs are reset determining the base rate to be at new lows of 0.03% this past January. From that point on, rates did not fluctuate much until the middle of April when funds started experiencing larger than normal redemptions

Alpine Ultra Short Municipal Income Fund / Alpine Municipal Money Market Fund / Alpine High Yield Managed Duration Municipal Fund

during tax time. As the year progressed the SIFMA base rate fell again and has averaged in the low single digits.

Similar to the VRDN market, tax-exempt commercial paper yields also dropped throughout the last year. The 30/60/90-day scale dropped by about five basis points across the board with slight adjustments to reflect demand in the marketplace. The Fund did not own any commercial paper during the last year, nor does it own any currently.

Like the rest of the market, general market notes saw a drop in yield as supply was lower and demand remained solid. In our view, the warm reception was more a reflection of funds having to reinvest large pools of money as the result of maturing notes than Funds taking advantage of a great buying opportunity. Yields of one-year notes dropped from 19 basis points to 14 basis points at the end of October. We had a small amount of the Fund invested in general market notes at fiscal year end and do not anticipate increasing that amount until rates start to rise.

In dealing this with this stagnant market during the last year, we focused most of our investing in the VRDN marketplace. Our purchases for the most part produced a similar yield as compared to longer dated securities and provided the Fund with an extra layer of liquidity due to their daily and/or weekly put features. Furthermore, most of the VRDN holdings carry third-party letters of credit (LOC) which provide additional protection to our bonds. Our largest LOC exposures continue to be JP Morgan Chase, Wells Fargo, Bank of America and Fifth Third Bank. While 87% of the Fund was invested in VRDNs at the end of the reporting period, the remainder was invested in three-month to one-year maturities of First Tier securities. At the end of October the average weighted maturity was 28 days which was shorter than the industry average of 43 days.

While the Fed has discontinued its bond purchase program, we do not anticipate rates rising until at least mid-2015. We believe money market rates will remain at their current levels until there is some movement from the Federal Reserve. We expect to keep the composition of the portfolio relatively unchanged and will make adjustments as opportunities present themselves. Money Market reform passed during the fiscal period. These changes are expected to take effect during the next two years. We are assessing the implications and requirements for the Fund to operate under the new regulations.

ALPINE ULTRA SHORT MUNICIPAL INCOME FUND

On October 1, 2014 the Alpine Ultra Short Tax Optimized Income Fund was renamed the Alpine Ultra Short Municipal Income Fund. The Fund’s total return was 0.63% versus the Barclays Capital 1-Year Municipal Bond Index return of 0.72% for the one-year period ended October 31, 2014. The Fund ended the reporting period with an average weighted maturity of 87 days and an effective duration of 0.19 years, both of which are substantially shorter than the benchmark.

During the past year, we continued to see yields drop as demand remained robust and supply decreased. This scenario was especially pronounced in the short-end of the market as strong demand and limited supply for all types of municipal securities maturing three years and less forced yields lower and credit spreads to narrow despite no meaningful change in overall credit quality. As a result, we believe that this market was being driven more from technical factors than economic or fundamental factors. For this reason, the average weighted maturity and duration remained little changed from the previous year and caused the Fund’s overall total return to lag slightly as compared to the its benchmark.

We continue to hold a large portion of the fund in Variable Rate Demand Notes (VRDNs) as they provide the Fund with price stability and liquidity. We believe these are important attributes and that is why we remain committed to these holdings although they had a limited effect on our overall total return. Despite the demand from both the tax-exempt and taxable funds for these bonds it appears as if yields have finally stabilized and should rise should the Fed increase rates in 2015.

We continued to invest in three to twelve month put bonds and like the rest of the short-term market saw rates drop over the course of the year. The largest holdings in these types of securities are from the issuers Waste Management and Republic Services. Both issuers are very active in the short-term market and their offerings have been extremely well received as illustrated by the fact that they are currently issuing bonds at the lowest level in years. Fortunately, most of our exposure to these two companies is only three months and thus we are not locked into these low yields for an extended period of time.

The other longer maturing bond purchases included General Market Notes. These bonds typically mature

Alpine Ultra Short Municipal Income Fund / Alpine Municipal Money Market Fund / Alpine High Yield Managed Duration Municipal Fund

within 12 months and offer the potential to capture a higher yield without dramatically increasing the maturity of the Fund. Some of the issuers purchased included Utica, NY and Michigan State Finance Authority for the Detroit School District.

As of July 1, 2014, our holdings in Puerto Rico decreased significantly to less than 2% of the portfolio as most of our bonds matured in early June and July. Of the remaining amount, a significant portion is insured by either Assured Guaranty or Nat Re.

As we look toward 2015, we believe with the economy on much firmer ground, the chances for a Fed rate hike is possible for mid-2015. We also believe supply may pick up next year. An increase in supply should ease the supply/demand tension that has been a driving force this year and create more buying opportunities in the future. Maintaining an adequate amount of liquidity, having limited maturity exposure and the ability to take advantage of changing market conditions as they occur should be beneficial going forward. It is for these reasons that we believe the Fund is well positioned for the New Year.

ALPINE HIGH YIELD MANAGED DURATION MUNICIPAL FUND

The Alpine High Yield Managed Duration Municipal Fund’s total return was 7.32% versus the S&P Municipal Bond Short-Intermediate Index return of 2.90% and Barclays Capital High Yield Municipal Bond Index return of 10.90% for the one-year period ended October 31, 2014. The Fund ended the reporting period with an average weighted maturity of 5.37 years and an effective duration of 3.56 years. The Barclays Capital Index had a much longer average weighted maturity and duration while the S&P Index had a slightly shorter maturity and duration than the Fund and no high yield.

During the past year, the high yield market experienced increased prices fueled by robust demand and limited supply. As a result, yields dropped throughout the year across the yield curve and credit spreads narrowed. We believe that, especially in the high yield space, it was these technical factors that drove the market and not the improvement in credit quality or changes in Fed policy. For this reason we were cautious as to how we positioned the portfolio and were mindful of the fact that markets can change quickly and liquidity plays a big role in the high yield space. We continued to take a barbell approach in structuring the portfolio with most of our holdings maturing in one to two years and seven to ten years. By positioning the portfolio this way, we were able to capture higher yields from our longer maturing bonds while attempting to provide some level of NAV stability with our shorter maturing securities. We believe this strategy is the most prudent in this environment as we are anticipating higher issuance and potentially higher rates in 2015.

Our two largest positions include bonds issued in the healthcare/continuing care facilities (CCRC’s) sector and from issuers in Puerto Rico. Most of our purchases in the CCRC industry focused on issuers who structured their bonds to have certain call features that can pay principal prior to maturity as the facilities reach certain occupancy benchmarks. While we are mindful that we will most likely have to reinvest the called bond proceeds earlier than we anticipated, we believe this is mitigated by the fact that we should receive our principal before the project is fully occupied.

Our other large position is in bonds from issuers in Puerto Rico. Our holdings in Puerto Rico are down significantly from July of this year and stand at approximately 10.4% of the Fund. Importantly, 85% of our bonds from this territory are insured by either Assured Guaranty or Nat Re.

We have utilized leverage to increase the amount of income available to the Fund. We are cautious as to how we utilize leverage because it can be either a positive contributor or have an adverse effect on the Fund and can have a magnified impact on the Fund. We have invested our leverage in a combination of strategies. First, bonds with short call features that increase in yield significantly should they not be called. Second, a portion has been invested bonds maturing in one to two years.

The biggest factor that negatively impacted the Fund’s performance during the year ended October 31, 2014 was our shorter average weighted maturity, which handcuffed the Fund from appreciating in value as the overall high yield market rallied throughout the year. As we previously mentioned, in light of our view that the market is being technically driven, we felt it was more appropriate based on the mandate of the fund to keep our portfolio on the shorter-end of the curve while being mindful of seeking to generate a healthy tax-free yield.

Looking ahead, we will maintain the course that we have set out on and adjust the portfolio as market conditions change.

Alpine Ultra Short Municipal Income Fund / Alpine Municipal Money Market Fund / Alpine High Yield Managed Duration Municipal Fund

CONCLUSION

The past year has been very good overall for the muni market which has performed well over the past year from a total return perspective. Unfortunately, when prices go up, yields go down and this drop has, in our opinion, been as a big a story as the higher prices. We feel this way because we believe this momentum was not related to a Fed policy change or a dramatically improved credit environment, but more due to a supply and demand imbalance. We also realize that lower coupon bonds can be more problematic when the markets back off and for this reason we were cautious not to overextend the portfolios. As always, we will continue to monitor the markets for credit changes and buying opportunities and make any adjustments that will be consistent with the objectives of each fund.

Sincerely,

Steven C. Shachat
Portfolio Manager

Effective November 1, 2014, the Alpine Ultra Short Municipal Income Fund and the Alpine High Yield Managed Duration Municipal Fund will declare and accrue dividends daily and pay monthly.

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole. Past performance is no guarantee of future results.

An investment in the Municipal Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Municipal Money Market seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Municipal Money Market Fund.

Diversification does not assure a profit nor protect against loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible.

The Alpine Municipal Money Market Fund is subject to risks, including the following:

Credit Risk – The credit quality and liquidity of the Fund’s investments in municipal obligations and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the Fund’s investments. Adverse changes in the credit quality of these third parties could cause losses to the Fund and affect its share price.

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of the securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from federal tax consistent changes in interest rates. Securities having shorter maturities generally involve less risk of fluctuation in value resulting from changes in interest rates, but generally have yields lower than securities having longer maturities. Securities having shorter maturities are also subject to reinvestment risk, which is the risk that if interest rates fall the Fund may need to invest the proceeds of redeemed securities in securities with lower interest rates.

Issuer Risk – Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

Liquidity Risk – Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other

Alpine Ultra Short Municipal Income Fund / Alpine Municipal Money Market Fund / Alpine High Yield Managed Duration Municipal Fund

investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline.

Municipal Securities Concentration Risk – From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Municipal Securities Risk – Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

Redemption Risk – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the Fund’s ability to maintain a $1.00 share price. In addition, the Fund may suspend redemptions when permitted by applicable regulations.

Regulatory Risk – The SEC continues to review the regulation of money market funds. Any changes by the SEC or legislative developments may affect the Fund’s operations, investment strategies, performance and yield.

Tax Risk – To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the Fund from its investment in such obligations and distributed to Fund shareholders will be taxable. There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. Income from municipal bonds held by a Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer.

Variable Rate Demand Obligations Risk – Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Yield Risk – The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the Fund’s yield.

The Alpine Ultra Short Municipal Income Fund is subject to risks, including the following:

Credit Risk – The credit quality and liquidity of the Fund’s investments in municipal obligations and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the Fund’s investments. Adverse changes in the credit quality of these third parties could cause losses to the Fund and affect its share price.

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of the securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates. Securities having shorter maturities generally

Alpine Ultra Short Municipal Income Fund / Alpine Municipal Money Market Fund / Alpine High Yield Managed Duration Municipal Fund

involve less risk of fluctuation in value resulting from changes in interest rates, but generally have yields lower than securities having longer maturities. Securities having shorter maturities are also subject to reinvestment risk, which is the risk that if interest rates fall the Fund may need to invest the proceeds of redeemed securities in securities with lower interest rates.

Issuer Risk – Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

Liquidity Risk – Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, it may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline.

Municipal Securities Concentration Risk – From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Municipal Securities Risk – Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Puerto Rico and U.S. Territories Risk – Because the Fund invests in the municipal securities of U.S. territories, and currently invests in Puerto Rican municipal securities, events in Puerto Rico are likely to affect the Fund’s investments and its performance. These events may include economic or political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to Puerto Rico’s municipal issuers. As with Puerto Rican municipal securities, events in any of the other territories where the Fund is invested may affect the Fund’s investments and its performance.

Tax Risk – Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some municipal obligations taxable. Additionally, maximizing after-tax income may require trade-offs that reduce pre-tax income. The Fund’s tax-efficient strategies may reduce the taxable income of the Fund’s shareholders, but will not eliminate it. There can be no assurance that taxable distributions can always be avoided or that the Fund will achieve its investment objective.

Variable Rate Demand Obligations Risk – Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Alpine Ultra Short Municipal Income Fund / Alpine Municipal Money Market Fund / Alpine High Yield Managed Duration Municipal Fund

Yield Risk – The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.

The Alpine High Yield Managed Duration Municipal Fund is subject to risks, including the following:

Borrowing and Leverage Risk – When the Fund borrows for leverage, changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow. Borrowing results in interest payments to the lenders and related expenses. The costs of borrowing for investment purposes might reduce the Fund’s return if the yield on the securities purchased is less than the borrowing costs.

Credit Risk – The credit quality and liquidity of the Fund’s investments in municipal obligations and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the Fund’s investments. Adverse changes in the credit quality of these third parties could cause losses to the Fund and affect its share price.

Debt Securities Risk – Debt securities, such as bonds, involve credit risk and interest rate risk. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of the securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates. Securities having shorter maturities generally involve less risk of fluctuations in the value resulting from changes in interest rates, but generally have lower yields than securities having longer maturities. Securities having shorter maturities are also subject to reinvestment risk, which is the risk that if interest rates fall the Fund may need to invest the proceeds of redeemed securities in securities with lower interest rates.

Issuer Risk – Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

Junk Bond Risk – Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

Land-Secured or “Dirt” Bonds Risk – These special assessment or special tax bonds are issued to promote residential, commercial or industrial growth and redevelopment. They are exposed to real estate development-related risks. The bonds could default if the developments failed to progress as anticipated or if taxpayers failed to pay the assessments, fees and taxes specified in the financing plans for a project.

Liquidity Risk – Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Alpine Ultra Short Municipal Income Fund / Alpine Municipal Money Market Fund / Alpine High Yield Managed Duration Municipal Fund

Market Risk – General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline.

Medium- and Lower-Grade Municipal Securities Risk – Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk, management risk, and regulatory risk. Furthermore, many medium- and lower-grade securities are not listed for trading on any national securities exchange and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization.

Municipal Market Volatility and Illiquidity Risk – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund’s books. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Municipal Sector Concentration Risk – From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Municipal Securities Risk – Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

Puerto Rico and U.S. Territories Risk – Because the Fund invests in the municipal securities of U.S. territories, and currently invests in Puerto Rican municipal securities, events in Puerto Rico are likely to affect the Fund’s investments and its performance. These events may include economic or political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to Puerto Rico’s municipal issuers. As with Puerto Rican municipal securities, events in any of the other territories where the Fund is invested may affect the Fund’s investments and its performance.

Tax Risk – To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the Fund from its investment in such obligations and distributed to Fund shareholders will be taxable. There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. Income from municipal bonds held by a Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer.

Tender Option Bonds Risk – Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.

Tobacco Related Bonds Risk – In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, known as the Master Settlement Agreement (the “MSA”), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA

Alpine Ultra Short Municipal Income Fund / Alpine Municipal Money Market Fund / Alpine High Yield Managed Duration Municipal Fund

and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments
October 31, 2014

Shares	Security Description	Value

Common Stocks—98.1%
Aerospace & Defense—1.9%
32,400	Airbus Group NV	$1,932,658
10,900	Raytheon Co.	1,132,292
10,300	United Technologies Corp.	1,102,100
		4,167,050
Air Freight & Logistics—1.1%
13,500	FedEx Corp.	2,259,900
Airlines—0.5%
40,000	Japan Airlines Co., Ltd.	1,064,055
Auto Components—1.5%
17,000	Delphi Automotive PLC	1,172,660
418,000	GKN PLC	2,126,386
		3,299,046
Banks—5.1%
137,500	Banco Bilbao Vizcaya Argentaria SA	1,534,921
99,000	Bangkok Bank PCL—NVDR	601,842
218,505	Finecobank SpA	1,135,803
38,500	Hana Financial Group, Inc.	1,334,692
101,900	Mitsubishi UFJ Financial Group, Inc.	573,525
206,800	Regions Financial Corp.	2,053,524
70,700	Standard Chartered PLC	1,062,677
12,300	Sumitomo Mitsui Financial Group, Inc.	481,761
39,300	Wells Fargo & Co. (a)	2,086,437
		10,865,182
Beverages—2.1%
19,700	Anheuser-Busch InBev NV—ADR	2,186,306
82,500	Diageo PLC	2,425,706
		4,612,012
Capital Markets—2.1%
65,400	Daiwa Securities Group, Inc.	501,308
185,000	Fortress Investment Group LLC—Class A	1,391,200
91,756	Och-Ziff Capital Management Group, LLC—Class A (a)	1,011,151
42,000	Schroders PLC	1,619,889
		4,523,548
Chemicals—1.9%
134,000	Clariant AG (b)	2,332,797
2,900	Linde AG	534,763
21,000	Symrise AG	1,180,937
		4,048,497
Commercial Services & Supplies—1.4%
36,900	ISS A/S	1,028,814
68,000	KAR Auction Services, Inc.	2,064,480
		3,093,294
Communications Equipment—2.2%
86,800	Cisco Systems, Inc. (a)	2,123,996
34,500	QUALCOMM, Inc. (a)	2,708,595
		4,832,591
Construction & Engineering—2.8%
409,513	Abengoa SA—B Shares	1,725,829
2,223,500	China Railway Construction Corp., Ltd.—Class H	2,348,177
32,600	Vinci SA	1,857,776
		5,931,782
Containers & Packaging—1.1%
557,700	DS Smith PLC	2,361,529
Shares	Security Description	Value

Common Stocks—continued
Diversified Financial Services—2.0%
80,300	Bank of America Corp. (a)	$1,377,948
164,200	Cerved Information Solutions SpA (b)	905,376
39,400	Citigroup, Inc. (a)	2,109,082
		4,392,406
Electric Utilities—1.1%
48,500	Northeast Utilities	2,393,475
Electronic Equipment, Instruments & Components—1.3%
44,000	TE Connectivity, Ltd.	2,689,720
Energy Equipment & Services—2.8%
157,000	Canadian Energy Services & Technology Corp.	1,211,925
18,000	Halliburton Co.	992,520
22,000	Oceaneering International, Inc.	1,545,940
131,000	Precision Drilling Corp.	1,089,920
11,000	Schlumberger, Ltd.	1,085,260
		5,925,565
Food & Staples Retailing—1.2%
39,500	Walgreen Co. (a)	2,536,690
Food Products—3.1%
70,000	Dean Foods Co.	1,029,700
58,600	Mondelez International, Inc.—Class A (a)	2,066,236
34,300	Nestle SA	2,509,713
32,500	Pinnacle Foods, Inc.	1,098,500
		6,704,149
Health Care Equipment & Supplies—1.5%
34,200	Covidien PLC (a)	3,161,448
Health Care Providers & Services—4.3%
41,000	HCA Holdings, Inc. (a)	2,872,050
14,000	Humana, Inc.	1,943,900
15,300	McKesson Corp. (a)	3,112,173
14,000	UnitedHealth Group, Inc.	1,330,140
		9,258,263
Hotels, Restaurants & Leisure—0.9%
15,500	Las Vegas Sands Corp. (a)	965,030
35,000	Melco Crown Entertainment, Ltd.—ADR	949,900
		1,914,930
Household Durables—1.4%
35,000	Lennar Corp.—Class A	1,507,800
40,000	Ryland Group, Inc.	1,432,400
		2,940,200
Household Products—2.1%
33,000	Colgate-Palmolive Co. (a)	2,207,040
18,100	Energizer Holdings, Inc. (a)	2,219,965
		4,427,005
Independent Power Producers & Energy Traders—0.8%
33,700	Abengoa Yield PLC (b)	1,095,250
20,163	Pattern Energy Group, Inc.	580,291
		1,675,541
Industrial Conglomerates—0.2%
4,500	Siemens AG	507,018

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments—Continued
October 31, 2014

Shares	Security Description	Value

Common Stocks—continued
Insurance—2.2%
6,500	Allianz SE	$1,032,032
80,000	BB Seguridade Participacoes SA	1,067,355
17,000	Prudential Financial, Inc.	1,505,180
3,600	Zurich Insurance Group AG	1,088,063
		4,692,630
Internet Software & Services—0.5%
4,900	Equinix, Inc.	1,023,610
IT Services—2.1%
31,600	Accenture PLC—Class A (a)	2,563,392
11,600	International Business Machines Corp. (a)	1,907,040
		4,470,432
Life Sciences Tools & Services—1.3%
23,000	Thermo Fisher Scientific, Inc.	2,704,110
Machinery—3.1%
2,344,500	China CNR Corp., Ltd.—Class H (b)(c)(d)	2,385,267
79,500	IMI PLC	1,554,093
20,300	Snap-on, Inc. (a)	2,682,442
		6,621,802
Media—3.9%
20,000	CBS Corp.—Class B	1,084,400
40,000	Comcast Corp.—Class A (a)	2,214,000
300,000	ITV PLC	974,218
29,000	The Walt Disney Co. (a)	2,650,020
77,900	WPP PLC	1,517,831
		8,440,469
Metals & Mining—0.4%
32,000	Freeport-McMoRan, Inc.	912,000
Multi-Utilities—1.1%
71,000	CMS Energy Corp. (a)	2,319,570
Multiline Retail—0.9%
10,000	Kering	1,929,225
Office Electronics—0.5%
80,000	Xerox Corp.	1,062,400
Oil, Gas & Consumable Fuels—6.7%
18,000	Chevron Corp.	2,159,100
46,500	Enbridge, Inc. (a)	2,202,240
13,000	Marathon Petroleum Corp.	1,181,700
17,000	Occidental Petroleum Corp.	1,511,810
7,500	Phillips 66	588,750
165,000	Scorpio Tankers, Inc.	1,440,450
41,500	The Williams Cos., Inc. (a)	2,303,665
37,200	Total SA	2,210,587
56,600	Trilogy Energy Corp.	881,856
		14,480,158
Paper & Forest Products—0.5%
23,000	International Paper Co.	1,164,260
Pharmaceuticals—5.7%
22,300	Merck & Co., Inc.	1,292,062
35,000	Novartis AG—ADR (a)	3,244,150
10,200	Roche Holding AG	3,007,577
50,500	Sanofi—ADR (a)	2,335,120
40,000	Teva Pharmaceutical Industries, Ltd.—ADR	2,258,800
		12,137,709
Shares	Security Description	Value

Common Stocks—continued
Real Estate Investment Trusts—4.8%
22,600	American Tower Corp. (a)	$2,203,500
33,000	Corrections Corp. of America (a)	1,213,740
156	Nippon Building Fund, Inc.	863,850
733,333	Prologis Property Mexico SA de CV (b)	1,518,809
185,654	Scentre Group	578,349
34,000	The Geo Group, Inc.	1,357,960
155,700	Two Harbors Investment Corp. (a)	1,577,241
134,500	Westfield Corp.	937,411
		10,250,860
Real Estate Management & Development—2.0%
113,000	BR Malls Participacoes SA	907,502
67,000	Cheung Kong Holdings, Ltd.	1,191,376
70,600	Mitsui Fudosan Co., Ltd.	2,204,581
		4,303,459
Road & Rail—3.1%
483,000	All America Latina Logistica SA	1,323,528
16,400	Canadian Pacific Railway, Ltd. (a)	3,405,952
22,500	Ryder System, Inc.	1,990,575
		6,720,055
Semiconductors & Semiconductor Equipment—2.5%
78,500	Applied Materials, Inc.	1,734,065
41,500	Avago Technologies, Ltd. (a)	3,579,375
		5,313,440
Specialty Retail—2.2%
34,700	Penske Automotive Group, Inc.	1,569,828
665,000	Pets at Home Group PLC (b)	2,055,263
18,800	TJX Cos., Inc.	1,190,416
		4,815,507
Technology, Hardware, Storage & Peripherals—3.2%
41,000	Apple, Inc. (a)	4,428,000
88,000	EMC Corp.	2,528,240
		6,956,240
Textiles, Apparel & Luxury Goods—1.0%
26,200	Carter’s, Inc.	2,047,006
Trading Companies & Distributors—1.2%
155,000	Ashtead Group PLC	2,588,635
Transportation Infrastructure—1.0%
476,300	Adani Ports & Special Economic Zone, Ltd.	2,226,741
Water Utilities—0.5%
20,900	American Water Works Co., Inc. (a)	1,115,433
Wireless Telecommunication Services—1.3%
84,600	Vodafone Group PLC—ADR	2,810,412
	Total Common Stocks (Cost $188,968,903)	210,691,059
Equity-Linked Structured Notes—0.9%
Multi-Utilities—0.9%
112,000	Veolia Environnement SA—Morgan Stanley BV	1,871,605
	Total Equity-Linked Structured Notes (Cost $2,196,419)	1,871,605

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments—Continued
October 31, 2014

Principal Amount	Security Description	Value

Convertible Bonds—0.0% (e)
Household Durables—0.0% (e)
$791,393	PDG Realty SA Empreendimentos e Participacoes—Series 8, 0.000%, 9/19/16 (Brazilian Real) (f)	$3,194
	Total Convertible Bonds (Cost $283,909)	3,194
Total Investments (Cost $191,449,231)—99.0%		212,565,858
Other Assets in Excess of Liabilities—1.0%		2,088,564
TOTAL NET ASSETS 100.0%		$214,654,422

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security has been designated as collateral for the line of credit.
(b)	Non-income producing security.
(c)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 1.1% of the Fund’s net assets.
(d)	Security fair valued in accordance with procedures approved by the Board of Trustees. This security comprised 1.1% of the Fund’s net assets.
(e)	Amount is less than 0.05%.
(f)	Represents a zero-coupon bond.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

A/S—Aktieselskab is the Danish term for a stock-based corporation.

BV—Besloten Vennootschap is the Dutch equivalent of a private limited liability company.

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

NVDR—Non-Voting Depositary Receipts

PCL—Public Company Limited

PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV—Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SE—SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

SpA—Societa’ Per Azioni is an Italian shared company.

The accompanying notes are an integral part of these financial statements.

Alpine Accelerating Dividend Fund

Schedule of Portfolio Investments
October 31, 2014

Shares	Security Description	Value

Common Stocks—96.2%
Aerospace & Defense—1.4%
700	United Technologies Corp.	$74,900
Banks—3.0%
3,010	MidWestOne Financial Group, Inc.	80,307
8,000	Regions Financial Corp.	79,440
		159,747
Beverages—2.7%
700	Anheuser-Busch InBev NV—ADR	77,686
700	PepsiCo, Inc.	67,319
		145,005
Biotechnology—1.7%
550	Amgen, Inc.	89,199
Capital Markets—5.0%
9,000	Fortress Investment Group LLC—Class A	67,680
10,500	JMP Group, Inc.	76,650
3,500	NorthStar Asset Management Group, Inc.	63,420
5,500	Och-Ziff Capital Management Group, LLC—Class A	60,610
		268,360
Chemicals—2.6%
500	Air Products & Chemicals, Inc.	67,330
350	PPG Industries, Inc.	71,292
		138,622
Communications Equipment—2.8%
3,000	Cisco Systems, Inc.	73,410
1,000	QUALCOMM, Inc.	78,510
		151,920
Construction & Engineering—1.3%
5,500	Aecon Group, Inc.	71,492
Diversified Financial Services—1.3%
1,300	Citigroup, Inc.	69,589
Diversified Telecommunication Services—1.5%
1,600	Verizon Communications, Inc.	80,400
Electric Utilities—2.1%
1,200	Northeast Utilities	59,220
900	Pinnacle West Capital Corp.	55,323
		114,543
Electronic Equipment, Instruments & Components—1.6%
1,400	TE Connectivity, Ltd.	85,582
Energy Equipment & Services—3.2%
1,200	Bristow Group, Inc.	88,680
850	Schlumberger, Ltd.	83,861
		172,541
Food & Staples Retailing—3.0%
900	CVS Health Corp.	77,229
1,300	Walgreen Co.	83,486
		160,715
Food Products—1.5%
2,300	Pinnacle Foods, Inc.	77,740
Gas Utilities—1.1%
1,100	Atmos Energy Corp.	58,300
Health Care Equipment & Supplies—1.8%
750	Becton, Dickinson & Co.	96,525
Shares	Security Description	Value

Common Stocks—continued
Health Care Providers & Services—4.3%
1,000	Aetna, Inc.	$82,510
1,000	AmerisourceBergen Corp.	85,410
1,400	Patterson Cos., Inc.	60,354
		228,274
Hotels, Restaurants & Leisure—1.6%
1,200	Yum! Brands, Inc.	86,196
Household Products—3.1%
700	Energizer Holdings, Inc.	85,855
900	The Procter & Gamble Co.	78,543
		164,398
Industrial Conglomerates—1.4%
500	3M Co.	76,885
Insurance—1.3%
800	Prudential Financial, Inc.	70,832
Internet & Catalog Retail—1.5%
1,200	HSN, Inc.	79,284
IT Services—2.9%
400	International Business Machines Corp.	65,760
380	Visa, Inc.—Class A	91,743
		157,503
Life Sciences Tools & Services—1.5%
1,400	Agilent Technologies, Inc.	77,392
Machinery—3.6%
800	Dover Corp.	63,552
500	Snap-on, Inc.	66,070
450	Valmont Industries, Inc.	61,276
		190,898
Media—3.1%
1,500	CBS Corp.—Class B	81,330
1,500	Comcast Corp.—Class A	83,025
		164,355
Metals & Mining—1.3%
1,000	Kaiser Aluminum Corp.	69,550
Multi-Utilities—1.0%
1,700	CMS Energy Corp.	55,539
Oil, Gas & Consumable Fuels—5.7%
700	Chevron Corp.	83,965
1,250	Devon Energy Corp.	75,000
750	Occidental Petroleum Corp.	66,697
2,200	Suncor Energy, Inc.	78,188
		303,850
Pharmaceuticals—4.2%
1,450	AbbVie, Inc.	92,017
1,300	Mylan, Inc. (a)	69,615
1,100	Teva Pharmaceutical Industries, Ltd.—ADR	62,117
		223,749
Real Estate Investment Trusts—2.7%
650	American Tower Corp.	63,375
3,000	Starwood Waypoint Residential Trust	78,540
		141,915
Real Estate Management & Development—1.1%
450	Jones Lang LaSalle, Inc.	60,845
Road & Rail—1.7%
4,500	Marten Transport, Ltd.	88,290

The accompanying notes are an integral part of these financial statements.

Alpine Accelerating Dividend Fund

Schedule of Portfolio Investments—Continued
October 31, 2014

Shares	Security Description	Value

Common Stocks—continued
Semiconductors & Semiconductor Equipment—2.9%
1,050	Avago Technologies, Ltd.	$90,563
1,450	Linear Technology Corp.	62,118
		152,681
Software—3.6%
3,000	Activision Blizzard, Inc.	59,850
1,300	Microsoft Corp.	61,035
1,900	Oracle Corp.	74,195
		195,080
Specialty Retail—1.5%
1,900	GameStop Corp.—Class A	81,244
Technology, Hardware, Storage & Peripherals—4.0%
1,250	Apple, Inc.	135,000
2,800	EMC Corp.	80,444
		215,444
Textiles, Apparel & Luxury Goods—1.5%
1,200	VF Corp.	81,216
Shares	Security Description	Value

Common Stocks—continued
Thrifts & Mortgage Finance—1.6%
4,000	Territorial Bancorp, Inc.	$85,920
Wireless Telecommunication Services—1.5%
2,400	Vodafone Group PLC—ADR	79,728
	Total Common Stocks (Cost $4,340,837)	5,146,248

Principal
Amount
Short-Term Investments—3.6%
$195,000	State Street Eurodollar Time Deposit, 0.01%	195,000
	Total Short-Term Investments (Cost $195,000)	195,000
Total Investments (Cost $4,535,837)—99.8%		5,341,248
Other Assets in Excess of Liabilities—0.2%		9,269
TOTAL NET ASSETS 100.0%		$5,350,517

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

ADR—American Depositary Receipt

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC—Public Limited Company

The accompanying notes are an integral part of these financial statements.

Alpine Financial Services Fund

Schedule of Portfolio Investments
October 31, 2014

Shares	Security Description	Value

Common Stocks—89.9%
Banks—49.6%
4,150	1st Constitution Bancorp (a)(b)	$46,086
51,965	1st United Bancorp, Inc. (b)	459,890
8,316	American River Bankshares (a)(b)	79,002
15,895	Banc of California, Inc. (b)	187,084
16,139	Banco de Chile—ADR (b)	1,194,286
13,000	Banco Industrial e Comercial SA (a)	32,947
46,381	Bank of Commerce Holdings (b)	280,605
5,000	Bank of Georgia Holdings PLC (b)	204,762
30,000	Bankwell Financial Group, Inc. (a)(b)	570,000
8,244	BNC Bancorp (b)	140,230
106,783	Carolina Trust Bank (a)(b)	528,576
5,000	Carter Bank & Trust (b)	60,050
12,493	Centerstate Banks, Inc. (b)	145,419
6,000	Chemical Financial Corp. (b)	178,680
26,734	Citizens First Corp. (a)(b)	307,441
6,095	Comerica, Inc. (b)	290,975
10,000	Community Southern Holdings, Inc.	82,500
5,000	County Commerce Bank (a)(b)	93,500
15,000	CU Bancorp (a)(b)	296,250
10,000	DNB ASA (b)	183,693
325,000	Eurobank Ergasias SA (a)	112,815
35,000	FCB Financial Holdings, Inc.—Class A (a)(b)	803,250
40,000	First BanCorp (a)(b)	208,400
5,949	First Business Financial Services, Inc. (b)	279,187
6,400	First Internet Bancorp (b)	116,416
15,000	Great Western Bancorp, Inc. (a)	291,300
25,000	Grupo Aval Acciones y Valores—ADR	337,000
93,000	Investar Holding Corp. (b)	1,302,000
1,000,000	Lloyds Banking Group PLC (a)(b)	1,233,849
6,500	Manhattan Bancorp (a)(b)	22,750
5,000	Metro Bancorp, Inc. (a)(b)	125,200
60,000	Mitsubishi UFJ Financial Group, Inc. (b)	337,699
150,000	Mizuho Financial Group, Inc. (b)	267,082
1,000	National Bank Holdings Corp.—Class A (b)	19,590
400,000	National Bank of Greece SA (a)	962,419
6,000	New Resource Bank (a)(b)	26,400
20,000	OFG Bancorp (b)	311,400
8,000	OmniAmerican Bancorp, Inc. (b)	216,320
12,602	Pacific Mercantile Bancorp (a)(b)	88,718
43,776	Pacific Premier Bancorp, Inc. (a)(b)	708,733
2,500	Plaza Bank (a)	7,800
7,000	Popular, Inc. (a)(b)	223,160
2,000	QCR Holdings, Inc. (b)	35,500
10,000	Regions Financial Corp. (b)	99,300
73,000	Republic First Bancorp, Inc. (a)(b)	289,810
5,000	SB Financial Group, Inc. (b)	45,700
5,000	Seacoast Commerce Bank (a)(b)	50,000
2,000	Security California Bancorp (a)(b)	22,500
39,000	Shore Bancshares, Inc. (a)(b)	358,020
6,500	SouthCrest Financial Group, Inc. (a)(b)	32,825
1,543	Southeastern Bank Financial Corp. (b)	39,346
25,000	Southern National Bancorp of Virginia, Inc. (b)	289,500
Shares	Security Description	Value

Common Stocks—continued
Banks—continued
13,158	Square 1 Financial, Inc.—Class A (a)(b)	$261,713
2,000	State Bank Financial Corp. (b)	35,840
5,000	Sterling Bancorp (b)	70,300
2,000	Stonegate Bank (b)	54,380
8,000	Sumitomo Mitsui Financial Group, Inc. (b)	313,341
8,000	Summit State Bank (b)	103,120
3,571	SVB Financial Group (a)(b)	399,916
25,335	Synovus Financial Corp. (b)	642,496
55,000	TBC Bank JSC—GDR (a)(b)(c)	814,000
10,000	Texas Capital Bancshares, Inc. (a)(b)	611,500
2,678	Valley Commerce Bancorp (b)	39,621
500	Zions BanCorp. (b)	14,485
		17,986,677
Capital Markets—17.9%
30,000	Aberdeen Asset Management PLC (b)	208,281
36,842	Anima Holding SpA (a)(b)	172,024
12,500	Apollo Global Management LLC—Class A (b)	284,375
43,515	Ares Management LP (b)	691,018
25,000	BGC Partners, Inc.—Class A (b)	212,000
3,300	CI Financial Corp. (b)	95,950
23,823	Cowen Group, Inc.—Class A (a)(b)	96,245
80,000	Fifth Street Asset Management, Inc. (a)	1,168,000
67,500	Fortress Investment Group LLC—Class A (b)	507,600
24,000	FXCM, Inc.—Class A (b)	395,040
3,000	Greenhill & Co., Inc. (b)	135,000
5,000	JMP Group, Inc. (b)	36,500
17,900	KKR & Co. LP (b)	385,924
4,869	LPL Financial Holdings, Inc. (b)	201,528
11,500	Noah Holdings, Ltd.—ADR (a)(b)	188,600
500	Oaktree Capital Group LLC (b)	23,740
8,200	Och-Ziff Capital Management Group, LLC—Class A (b)	90,364
2,749	OM Asset Management PLC (a)	41,153
20,000	The Blackstone Group LP (b)	602,400
20,000	The Carlyle Group LP (b)	555,200
26,340	WisdomTree Investments, Inc. (a)(b)	388,515
		6,479,457
Consumer Finance—1.4%
66,113	Imperial Holdings, Inc. (a)(b)	414,529
5,000	Santander Consumer USA Holdings, Inc. (b)	92,500
		507,029
Diversified Financial Services—4.2%
7,124	BM&FBovespa SA	31,338
42,689	Cerved Information Solutions SpA (a)(b)	235,381
25,000	Gain Capital Holdings, Inc. (b)	214,000
2,757	Intercontinental Exchange, Inc. (b)	574,255
5,500	The NASDAQ OMX Group, Inc. (b)	237,930
16,700	Warsaw Stock Exchange	218,087
		1,510,991
Health Care Providers & Services—0.8%
8,571	Brookdale Senior Living, Inc. (a)	288,928

The accompanying notes are an integral part of these financial statements.

Alpine Financial Services Fund

Schedule of Portfolio Investments—Continued
October 31, 2014

Shares	Security Description	Value

Common Stocks—continued
Insurance—6.8%
20,000	Assured Guaranty, Ltd. (b)	$461,600
12,000	Atlas Financial Holdings, Inc. (a)(b)	177,960
30,000	Brasil Insurance Participacoes e Administracao SA	90,197
35,000	esure Group PLC (b)	136,279
31,229	Health Insurance Innovations, Inc.—Class A (a)(b)	316,038
14,000	The Dai-ichi Life Insurance Co., Ltd. (b)	205,653
5,700	The Phoenix Co., Inc. (a)(b)	338,352
38,000	United Insurance Holdings Corp. (b)	744,800
		2,470,879
IT Services—0.1%
2,748	Worldline SA (a)(b)	55,099
Thrifts & Mortgage Finance—8.8%
15,105	Alliance Bancorp, Inc. of Pennsylvania (b)	249,081
2,000	Astoria Financial Corp. (b)	26,300
82,636	Atlantic Coast Financial Corp. (a)(b)	340,460
10,000	Bank Mutual Corp. (b)	65,900
3,000	Cape Bancorp, Inc. (b)	26,730
100,234	Central Federal Corp. (a)(b)	127,297
2,500	Dime Community Bancshares, Inc. (b)	39,375
500	First Defiance Financial Corp. (b)	15,315
2,000	First Savings Financial Group, Inc. (b)	50,200
2,000	Flagstar Bancorp, Inc. (a)(b)	31,440
Shares	Security Description	Value

Common Stocks—continued
Thrifts & Mortgage Finance—continued
8,823	HopFed Bancorp, Inc. (b)	$100,935
2,000	LaPorte Bancorp, Inc. (b)	23,100
4,466	Meta Financial Group, Inc. (b)	167,520
1,000	Northwest Indiana Bancorp (b)	25,475
6,000	Ocean Shore Holding Co. (b)	86,400
80,001	PennyMac Financial Services, Inc.—Class A (a)(b)	1,332,817
23,751	Provident Financial Holdings, Inc. (b)	346,290
11,000	Riverview Bancorp, Inc. (a)(b)	44,770
19,752	United Community Financial Corp. (b)	101,130
		3,200,535
Trading Companies & Distributors—0.3%
2,769	Textainer Group Holdings, Ltd. (b)	95,364
	Total Common Stocks (Cost $28,659,660)	32,594,959
Preferred Stocks—0.9%
Banks—0.9%
62,100	Banco ABC Brasil SA	345,097
	Total Preferred Stocks (Cost $322,642)	345,097
Total Investments (Cost $28,882,052)—90.8%		32,940,056
Other Assets in Excess of Liabilities—9.2%		3,322,648
TOTAL NET ASSETS 100.0%		$36,262,704

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	All or a portion of the security has been designated as collateral for the line of credit.

(c)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 2.2% of the Fund’s net assets.

ADR—American Depositary Receipt

ASA—Allmennaksjeselskap is the Norwegian term for a public limited company.

GDR—Global Depositary Receipt

JSC—Joint Stock Company

PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SpA—Societa’ Per Azioni is an Italian shared company.

The accompanying notes are an integral part of these financial statements.

Alpine Small Cap Fund

Schedule of Portfolio Investments
October 31, 2014

Shares	Security Description	Value

Common Stocks—99.8%
Banks—4.7%
43,491	Park Sterling Corp.	$333,141
31,859	Southern National Bancorp of Virginia, Inc.	368,927
		702,068
Biotechnology—3.1%
8,248	Ligand Pharmaceuticals, Inc. (a)	455,867
Building Products—3.7%
12,801	Patrick Industries, Inc. (a)	546,859
Capital Markets—2.7%
26,761	Silvercrest Asset Management Group, Inc.—Class A	399,542
Communications Equipment—5.6%
36,287	Applied Optoelectronics, Inc. (a)	585,672
18,385	Ruckus Wireless, Inc. (a)	238,637
		824,309
Construction & Engineering—3.9%
18,421	Dycom Industries, Inc. (a)	578,235
Consumer Finance—3.7%
8,650	PRA Group, Inc. (a)	547,113
Diversified Consumer Services—4.4%
17,302	Liberty Tax, Inc. (a)	655,573
Energy Equipment & Services—2.0%
38,416	Canadian Energy Services & Technology Corp.	296,543
Food Products—1.2%
1,672	J&J Snack Foods Corp.	172,266
Health Care Equipment & Supplies—6.7%
17,277	Natus Medical, Inc. (a)	587,418
20,357	OraSure Technologies, Inc. (a)	182,195
13,139	Trinity Biotech PLC—ADR	228,619
		998,232
Health Care Providers & Services—2.8%
12,835	National Research Corp.—Class B (a)	419,961
Hotels, Restaurants & Leisure—2.8%
8,875	Popeyes Louisiana Kitchen, Inc. (a)	411,356
Insurance—2.1%
15,582	Employers Holdings, Inc.	317,717
Internet Software & Services—1.9%
15,615	NIC, Inc.	287,784
Machinery—4.9%
34,996	Hexagon Composites ASA	145,796
6,765	Hillenbrand, Inc.	225,207
14,468	NN, Inc.	361,700
		732,703
Marine—1.3%
38,348	Scorpio Bulkers, Inc.	187,522
Shares	Security Description	Value

Common Stocks—continued
Media—7.3%
68,768	Cumulus Media, Inc.—Class A (a)	$265,445
16,681	Live Nation Entertainment, Inc. (a)	433,706
8,350	Nexstar Broadcasting Group, Inc.—Class A	376,752
		1,075,903
Oil, Gas & Consumable Fuels—6.6%
94,705	Delphi Energy Corp. (a)	177,302
7,550	Paramount Resources, Ltd.—Class A (a)	316,188
54,692	Scorpio Tankers, Inc.	477,461
		970,951
Personal Products—0.5%
8,016	IGI Laboratories, Inc. (a)	78,637
Real Estate Investment Trusts—2.7%
16,902	Altisource Residential Corp.	392,464
Real Estate Management & Development—3.9%
21,186	Kennedy-Wilson Holdings, Inc.	573,929
Road & Rail—1.2%
9,432	Celadon Group, Inc.	183,547
Semiconductors & Semiconductor Equipment—7.1%
67,984	Applied Micro Circuits Corp. (a)	439,856
28,516	Integrated Device Technology, Inc. (a)	467,948
11,057	PDF Solutions, Inc. (a)	143,409
		1,051,213
Software—5.2%
20,066	ACI Worldwide, Inc. (a)	386,070
9,022	Gigamon, Inc. (a)	134,789
132,156	Imageware Systems, Inc. (a)	253,739
		774,598
Thrifts & Mortgage Finance—4.4%
8,327	Meta Financial Group, Inc.	312,346
14,236	Ocwen Financial Corp. (a)	335,400
		647,746
Transportation Infrastructure—3.4%
58,897	Aegean Marine Petroleum Network, Inc.	497,680
	Total Common Stocks (Cost $15,751,796)	14,780,318

Principal Amount
Short-Term Investments—0.9%
$140,000	State Street Eurodollar Time Deposit, 0.01%	140,000
	Total Short-Term Investments (Cost $140,000)	140,000
Total Investments (Cost $15,891,796)—100.7%		14,920,318
Liabilities in Excess of Other Assets—(0.7)%		(109,529)
TOTAL NET ASSETS 100.0%		$14,810,789

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

ADR—American Depositary Receipt

ASA—Allmennaksjeselskap is the Norwegian term for a public limited company.

PLC—Public Limited Company

The accompanying notes are an integral part of these financial statements.

Alpine Transformations Fund

Schedule of Portfolio Investments
October 31, 2014

Shares	Security Description	Value

Common Stocks—98.1%
Aerospace & Defense—4.5%
1,000	Northrop Grumman Corp.	$137,960
1,000	Raytheon Co.	103,880
1,200	United Technologies Corp.	128,400
		370,240
Auto Components—0.9%
14,000	GKN PLC	71,219
Biotechnology—3.2%
5,000	Merrimack Pharmaceuticals, Inc. (a)	45,850
1,500	Receptos, Inc. (a)	155,475
6,000	Verastem, Inc. (a)	56,940
		258,265
Chemicals—4.6%
10,000	Clariant AG (a)	174,089
2,500	Eastman Chemical Co.	201,950
		376,039
Commercial Services & Supplies—3.7%
5,000	Deluxe Corp.	304,000
Communications Equipment—1.3%
6,400	Applied Optoelectronics, Inc. (a)	103,296
Containers & Packaging—0.8%
15,000	DS Smith PLC	63,516
Diversified Financial Services—2.1%
10,000	Bank of America Corp.	171,600
Electrical Equipment—4.6%
2,500	Eaton Corp. PLC	170,975
2,500	Generac Holdings, Inc. (a)	113,350
5,000	Hydrogenics Corp. (a)	88,500
		372,825
Electronic Equipment, Instruments & Components—2.2%
3,500	Oxford Instruments PLC	60,469
3,700	Universal Display Corp. (a)	115,736
		176,205
Energy Equipment & Services—3.0%
15,000	Canadian Energy Services & Technology Corp.	115,789
1,000	Oceaneering International, Inc.	70,270
7,000	Precision Drilling Corp.	58,240
		244,299
Health Care Equipment & Supplies—7.9%
2,000	Edwards Lifesciences Corp. (a)	241,840
100	Intuitive Surgical, Inc. (a)	49,580
2,000	Natus Medical, Inc. (a)	68,000
10,000	OraSure Technologies, Inc. (a)	89,500
11,000	Synergetics U.S.A., Inc. (a)	39,050
6,000	Zeltiq Aesthetics, Inc. (a)	153,840
		641,810
Health Care Providers & Services—1.2%
6,923	Select Medical Holdings Corp.	99,830
Household Durables—5.8%
5,000	Garmin, Ltd.	277,400
3,000	Jarden Corp. (a)	195,270
		472,670
Internet & Catalog Retail—5.9%
400	The Priceline Group, Inc. (a)	482,484
Shares	Security Description	Value

Common Stocks—continued
Internet Software & Services—2.8%
200	Google, Inc.—Class A (a)	$113,574
200	Google, Inc.—Class C (a)	111,816
		225,390
Life Sciences Tools & Services—1.4%
1,000	Thermo Fisher Scientific, Inc.	117,570
Machinery—10.3%
34,000	Hexagon Composites ASA	141,647
4,000	IMI PLC	78,193
7,000	Manitex International, Inc. (a)	80,010
1,500	Navistar International Corp. (a)	53,055
3,000	Snap-on, Inc.	396,420
1,000	The Middleby Corp. (a)	88,500
		837,825
Office Electronics—1.9%
12,000	Xerox Corp.	159,360
Oil, Gas & Consumable Fuels—2.7%
372	Apache Corp.	28,719
1,000	HollyFrontier Corp.	45,380
14,000	Scorpio Tankers, Inc.	122,220
1,000	Stone Energy Corp. (a)	24,500
		220,819
Paper & Forest Products—1.9%
3,000	International Paper Co.	151,860
Pharmaceuticals—6.4%
5,000	Aratana Therapeutics, Inc. (a)	56,000
500	Jazz Pharmaceuticals PLC (a)	84,420
2,000	Mallinckrodt PLC (a)	184,360
3,000	Mylan, Inc. (a)	160,650
8,000	TherapeuticsMD, Inc. (a)	35,520
		520,950
Road & Rail—3.9%
700	AMERCO	189,784
1,500	Ryder System, Inc.	132,705
		322,489
Semiconductors & Semiconductor Equipment—0.8%
20,000	Vitesse Semiconductor Corp. (a)	69,600
Software—2.9%
15,000	Callidus Software, Inc. (a)	211,350
10,000	Mitek Systems, Inc. (a)	27,700
		239,050
Technology, Hardware, Storage & Peripherals—7.2%
1,400	Apple, Inc.	151,200
7,758	Cray, Inc. (a)	268,892
2,500	Synaptics, Inc. (a)	171,075
		591,167
Trading Companies & Distributors—3.0%
5,000	Ashtead Group PLC	83,504
1,500	United Rentals, Inc. (a)	165,090
		248,594
Transportation Infrastructure—1.2%
12,000	Aegean Marine Petroleum Network, Inc.	101,400
	Total Common Stocks (Cost $5,842,074)	8,014,372

The accompanying notes are an integral part of these financial statements.

Alpine Transformations Fund

Schedule of Portfolio Investments—Continued
October 31, 2014

Principal Amount	Security Description	Value

Short-Term Investments—10.5%
$859,000	State Street Eurodollar Time Deposit, 0.01%	$859,000
	Total Short-Term Investments (Cost $859,000)	859,000
Total Investments (Cost $6,701,074)—108.6%		8,873,372
Liabilities in Excess of Other Assets—(8.6)%		(705,083)
TOTAL NET ASSETS 100.0%		$8,168,289

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA—Allmennaksjeselskap is the Norwegian term for a public limited company.

PLC—Public Limited Company

The accompanying notes are an integral part of these financial statements.

Alpine Equity Income Fund

Schedule of Portfolio Investments
October 31, 2014

Shares	Security Description	Value

Common Stocks—85.8%
Aerospace & Defense—4.3%
2,000	Precision Castparts Corp.	$441,400
13,000	Raytheon Co.	1,350,440
16,000	United Technologies Corp.	1,712,000
		3,503,840
Banks—1.7%
5,000	PNC Financial Services Group, Inc.	431,950
5,000	Signature Bank (a)	605,650
8,000	Washington Trust Bancorp, Inc.	306,960
		1,344,560
Biotechnology—1.4%
7,000	Amgen, Inc.	1,135,260
Capital Markets—1.7%
5,000	Ameriprise Financial, Inc.	630,850
34,000	Apollo Global Management LLC—Class A	773,500
		1,404,350
Chemicals—3.7%
20,000	E.I. du Pont de Nemours & Co.	1,383,000
13,000	Eastman Chemical Co.	1,050,140
6,000	International Flavors & Fragrances, Inc.	594,900
		3,028,040
Commercial Services & Supplies—1.5%
20,000	Deluxe Corp.	1,216,000
Communications Equipment—1.6%
16,000	QUALCOMM, Inc.	1,256,160
Consumer Finance—1.1%
11,000	Capital One Financial Corp.	910,470
Diversified Financial Services—5.8%
16,367	Citigroup, Inc.	876,126
10,000	CME Group, Inc.	838,100
40,500	JPMorgan Chase & Co.	2,449,440
49,739	Medallion Financial Corp.	574,485
		4,738,151
Diversified Telecommunication Services—3.0%
34,000	AT&T, Inc.	1,184,560
25,000	Verizon Communications, Inc.	1,256,250
		2,440,810
Electric Utilities—1.4%
11,000	American Electric Power Co., Inc.	641,740
6,000	Duke Energy Corp.	492,900
		1,134,640
Food & Staples Retailing—4.7%
15,000	CVS Health Corp.	1,287,150
25,000	Safeway, Inc.	871,500
20,000	Walgreen Co.	1,284,400
9,000	Weis Markets, Inc.	401,760
		3,844,810
Health Care Equipment & Supplies—3.0%
8,600	Becton, Dickinson & Co.	1,106,820
12,000	Zimmer Holdings, Inc.	1,334,880
		2,441,700
Health Care Providers & Services—1.6%
6,000	Cardinal Health, Inc.	470,880
4,000	McKesson Corp.	813,640
		1,284,520
Shares	Security Description	Value

Common Stocks—continued
Hotels, Restaurants & Leisure—1.6%
43,000	International Game Technology	$704,770
10,000	Las Vegas Sands Corp.	622,600
		1,327,370
Household Products—1.6%
6,000	Colgate-Palmolive Co.	401,280
10,000	The Procter & Gamble Co.	872,700
		1,273,980
Industrial Conglomerates—0.6%
20,000	General Electric Co.	516,200
Insurance—5.7%
16,000	MetLife, Inc.	867,840
17,000	Prudential Financial, Inc.	1,505,180
9,105	The Chubb Corp.	904,673
34,000	The Hartford Financial Services Group, Inc.	1,345,720
		4,623,413
IT Services—3.0%
10,000	Accenture PLC—Class A	811,200
10,000	International Business Machines Corp.	1,644,000
		2,455,200
Media—5.1%
26,000	CBS Corp.—Class B	1,409,720
26,763	CBS Outdoor Americas, Inc.	814,398
27,000	Cinemark Holdings, Inc.	953,640
17,000	Comcast Corp.—Class A	940,950
		4,118,708
Multi-Utilities—1.7%
14,000	Wisconsin Energy Corp.	695,240
20,200	Xcel Energy, Inc.	676,094
		1,371,334
Office Electronics—0.9%
55,000	Xerox Corp.	730,400
Oil, Gas & Consumable Fuels—3.3%
9,000	Chevron Corp.	1,079,550
21,000	Kinder Morgan, Inc.	812,700
20,889	Teekay LNG Partners LP	820,938
		2,713,188
Pharmaceuticals—7.5%
9,200	Abbott Laboratories	401,028
15,000	AbbVie, Inc.	951,900
10,000	GlaxoSmithKline PLC—ADR	454,900
24,000	Johnson & Johnson	2,586,720
41,000	Pfizer, Inc.	1,227,950
8,000	Teva Pharmaceutical Industries, Ltd.—ADR	451,760
		6,074,258
Real Estate Investment Trusts—8.2%
9,000	Boston Properties, Inc.	1,140,750
63,000	CBL & Associates Properties, Inc.	1,205,190
17,000	Digital Realty Trust, Inc.	1,172,830
26,000	Rayonier, Inc.	870,220
12,000	Simon Property Group, Inc.	2,150,520
8,761	Washington Prime Group, Inc.	154,456
		6,693,966

The accompanying notes are an integral part of these financial statements.

Alpine Equity Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2014

Shares	Security Description	Value

Common Stocks—continued
Road & Rail—0.8%
2,500	AMERCO	$677,800
Specialty Retail—1.6%
20,000	TJX Cos., Inc.	1,266,400
Technology, Hardware, Storage & Peripherals—2.6%
14,000	Apple, Inc.	1,512,000
20,000	EMC Corp.	574,600
		2,086,600
Textiles, Apparel & Luxury Goods—1.8%
5,000	PVH Corp.	571,750
13,000	VF Corp.	879,840
		1,451,590
Trading Companies & Distributors—3.3%
16,000	GATX Corp.	1,014,400
4,500	Watsco, Inc.	457,290
5,000	WW Grainger, Inc.	1,234,000
		2,705,690
	Total Common Stocks (Cost $52,583,481)	69,769,408

Contract Amount
Call Options Purchased—0.1%
Pharmaceuticals—0.1%
10,000	Bristol-Myers Squibb Co., Expiration Date 1/17/2015, Strike Price $55.0	45,250
	Total Call Options Purchased (Cost $7,629)	45,250
Contract Amount	Security Description	Value

Put Options Purchased—0.0%
Computers & Peripherals—0.0%
20,000	EMC Corp., Expiration Date 11/22/2014, Strike Price $27.0	$2,200
	Total Put Options Purchased (Cost $15,607)	2,200

Principal Amount
Bonds—6.4%
U.S. Treasury Bonds—6.4%
$4,000,000	5.250%, 11/15/2028	5,232,500
	Total Bonds (Cost $4,438,661)	5,232,500
Short-Term Investments—7.7%
6,297,000	State Street Eurodollar Time Deposit, 0.01%	6,297,000
	Total Short-Term Investments (Cost $6,297,000)	6,297,000
Total Investments (Cost $63,342,378)—100.0%		81,346,358
Other Assets in Excess of Liabilities—0.0% (b)		12,151
TOTAL NET ASSETS 100.0%		$81,358,509

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Amount is less than 0.05%.

ADR—American Depositary Receipt

PLC—Public Limited Company

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments
October 31, 2014

Principal Amount	Security Description	Value

Municipal Bonds—103.8%
Alabama—4.1%
$3,895,000	Alabama Housing Finance Authority Revenue, Multi- Family Housing Revenue, Phoenix Apartments Project—Series A (LOC: Regions Bank) 0.590%, 01/01/2036 (Putable on 11/06/2014) (a)	$3,895,000
8,295,000	Alabama Port Authority Docks Facilities Revenue (CS: NATL—RE; LIQ FAC: Dexia Credit Local) 0.380%, 10/01/2024 (Putable on 11/06/2014) (a)	8,295,000
1,245,000	Birmingham-Baptist Medical Centers, Special Care Facilities Financing Authority, Baptist Health System, Inc.—Series A 5.000%, 11/15/2014	1,246,917
7,820,000	Chatom Industrial Development Board Gulf Opportunity Zone Revenue, PowerSouth Energy Cooperative—Series A 0.500%, 11/15/2038 (Putable on 11/15/2014) (a)	7,820,078
2,000,000	Chatom Industrial Development Board Pollution Control Revenue, PowerSouth Energy Cooperative—Series C 0.450%, 12/01/2024 (Putable on 12/01/2014) (a)	2,000,000
1,650,000	Health Care Authority for Baptist Health Revenue—Series B (CS: Assured Guaranty) 0.500%, 11/15/2037 (Putable on 11/07/2014) (a)	1,650,000
12,000,000	Health Care Authority for Baptist Health Revenue—Series B (CS: Assured Guaranty) 0.550%, 11/01/2042 (Putable on 11/06/2014) (a)	12,000,000
5,395,000	Mobile Downtown Redevelopment Authority Revenue, Lafayette Plaza Hotel Project—Series A (LOC: Regions Bank) 0.420%, 05/01/2032 (Putable on 11/06/2014) (a)	5,395,000
1,705,000	The Medical Clinic Board of the City of Gulf Shores Revenue, Colonial Pinnacle MOB Project (LOC: Regions Bank) 0.420%, 07/01/2034 (Putable on 11/06/2014) (a)	1,705,000
		44,006,995
Arizona—4.4%
850,000	Arizona Health Facilities Authority Hospital System Revenue, Phoenix Children’s Hospital—Series A 2.000%, 02/01/2015	853,238
Principal Amount	Security Description	Value

Municipal Bonds—continued
Arizona—continued
$16,700,000	Cochise County Pollution Control Corp. Revenue, Arizona Electric Power Cooperative, Inc. Project 0.520%, 09/01/2024 (Putable on 03/01/2015) (a)	$16,699,499
30,000,000	Phoenix Industrial Development Authority Solid Waste Revenue, Republic Services, Inc. Project 0.430%, 12/01/2035 (Putable on 11/03/2014) (a)	30,000,000
		47,552,737
California—8.8%
820,000	ABAG Finance Authority for Nonprofit Corp., Episcopal Senior Communities—Series B 3.000%, 07/01/2015	831,603
500,000	California County Tobacco Securitization Agency, Refunding Bonds 4.000%, 06/01/2015	509,925
370,000	California Health Facilities Financing Authority Revenue, Children’s Hospital of Los Angeles—Series A 5.000%, 11/15/2015	381,389
40,000,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue, Republic Services, Inc. Project—Series A 0.450%, 08/01/2023 (Putable on 11/03/2014) (a)	40,011,600
3,500,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue, Waste Management Inc. Project—Series A 1.650%, 07/01/2031 (Putable on 05/01/2017) (a)	3,532,095
3,800,000	California School Cash Reserve Program Authority Revenue—Series O 2.000%, 12/31/2014	3,809,272
5,000,000	California School Cash Reserve Program Authority Revenue, Tax and Revenue Anticipation Notes—Series G 2.000%, 02/27/2015	5,027,200
750,000	California State Public Works Board Lease Revenue, Department of Corrections—Series A 5.250%, 09/01/2016	752,707
765,000	California Statewide Communities Development Authority Industrial Development Revenue—Spratling-Cranor Properties LLC—Series A (LOC: City National Bank) 1.650%, 06/01/2020 (Putable on 11/05/2014) (a)	765,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2014

Principal Amount	Security Description	Value

Municipal Bonds—continued
California—continued
$545,000	California Statewide Communities Development Authority Revenue, Episcopal Communities & Services 3.000%, 05/15/2015	$550,695
560,000	City of La Verne, Brethren Hillcrest Homes 3.000%, 05/15/2016	576,940
5,270,000	City of Los Angeles Multifamily Housing Revenue, Masselin Manor Project—Series J (LOC: Bank of America N.A.) 0.950%, 07/01/2015 (Putable on 11/06/2014) (a)	5,270,000
4,000,000	JPMorgan Chase Putters/Drivers Trust Revenue—Series 4478Z (LIQ FAC: JPMorgan Chase Bank N.A.) 0.250%, 05/01/2022 (Putable on 11/06/2014) (a)	4,000,000
11,150,000	Palomar Pomerado Health Care—Series A, ARN (CS: Assured Guaranty Municipal) 0.800%, 11/01/2036 (Putable on 11/04/2014) (a)	11,150,000
6,100,000	Palomar Pomerado Health Care—Series B, ARN (CS: Assured Guaranty Municipal) 0.950%, 11/01/2036 (Putable on 11/05/2014) (a)	6,100,000
11,675,000	Palomar Pomerado Health Care—Series C, ARN (CS: Assured Guaranty Municipal) 0.950%, 11/01/2036 (Putable on 11/06/2014) (a)	11,675,000
		94,943,426
Colorado—0.9%
9,405,000	Arkansas River Power Authority Power Revenue (CS: Dexia Credit) 0.340%, 10/01/2026 (Putable on 11/06/2014) (a)	9,405,000
500,000	E-470 Public Highway Authority—Series D1 (CS: NATL-RE) 5.250%, 09/01/2016	537,515
		9,942,515
Connecticut—1.1%
750,000	City of Bridgeport, General Obligation Bond—Series A (CS: Assured Guaranty Municipal) 4.125%, 10/01/2017	773,003
11,000,000	City of New Britain, General `Obligation Bond Anticipation Notes—Series B 2.000%, 03/26/2015	11,054,450
		11,827,453
Principal Amount	Security Description	Value

Municipal Bonds—continued
Florida—6.5%
$30,000,000	Florida Development Finance Corp., Healthcare Facilities Revenue, UF Health-Jacksonville Project—Series B 1.000%, 02/01/2029 (Putable on 11/06/2014) (a)	$30,000,000
2,200,000	Liberty County Industrial Development Revenue, Georgia Pacific Corp. Project 0.310%, 10/01/2028 (Putable on 11/06/2014) (a)	2,200,000
34,075,000	Miami-Dade County Expressway Authority Toll System Revenue—Series DCL-2012-005 (CS: AMBAC; LOC: Dexia Credit Local) 0.502%, 05/20/2029 (Putable on 11/03/2014) (a)	34,075,000
1,000,000	Southeast Overtown Park West Community Redevelopment Agency—Series A-1 3.000%, 03/01/2015	1,007,870
285,000	Southeast Overtown Park West Community Redevelopment Agency—Series A-2 3.000%, 03/01/2015	287,263
1,315,000	Southeast Overtown Park West Community Redevelopment Agency—Series A-2 4.000%, 03/01/2016	1,367,034
1,000,000	State Correctional Privatization Commission Cops—Series A (CS: AMBAC) 5.000%, 08/01/2015	1,007,600
		69,944,767
Georgia—0.1%
1,000,000	Douglas County Development Authority Revenue, Electrical Fiber Systems Project (LOC: Regions Bank) 0.560%, 12/01/2021 (Putable on 11/06/2014) (a)	1,000,000
Hawaii—0.5%
5,000,000	Hawaii Health System Corp. Maui Regional System Revenue, Bond Anticipation Notes—Series 2013 2.250%, 02/01/2015	5,000,500
Illinois—9.8%
63,470,000	Chicago Board of Education—Series-DCL-2012-001 (LOC: Dexia Credit Local) 0.582%, 12/01/2034 (Putable on 11/03/2014) (a)	63,470,000
30,800,000	Chicago IL Sales Tax Revenue (SPA: JPMorgan Chase Bank N.A.) 0.250%, 01/01/2034 (Putable on 11/03/2014) (a)	30,800,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2014

Principal Amount	Security Description	Value

Municipal Bonds—continued
Illinois—continued
$150,000	Plano Special Service Areas No 1 & 2, Special Tax Refunding (CS: Assured Guaranty Municipal) 1.000%, 03/01/2015	$150,154
150,000	Plano Special Service Areas No 1 & 2, Special Tax Refunding (CS: Assured Guaranty Municipal) 2.000%, 03/01/2016	151,806
4,400,000	Springfield Airport Authority, Allied-Signal, Inc. Project 5.000%, 09/01/2018 (Putable on 11/05/2014) (a)	4,400,000
5,000,000	State of Illinois, General Obligation Bond—Series 2014 (CS: Assured Guaranty) 5.000%, 04/01/2015	5,090,200
1,000,000	State of Illinois, General Obligation Refunding Bond 5.000%, 08/01/2015	1,032,610
200,000	Village of Gilberts, Special Service Area # 15 Tax Refunding (CS: Assured Guaranty Municipal) 0.850%, 03/01/2015	200,018
		105,294,788
Indiana—7.3%
1,000,000	City of Indianapolis Industrial Development Revenue, Joint Clutch Service (LOC: PNC Bank N.A.) 0.590%, 12/01/2014	1,000,000
12,000,000	Indiana Finance Authority Economic Development Revenue, Republic Services, Inc. Project—Series A 0.400%, 05/01/2034 (Putable on 12/01/2014) (a)	12,000,600
6,435,000	Indiana Finance Authority Environmental Improvement Revenue, Mittal Steel U.S.A., Inc. Project (LOC: Banco Bilbao Vizcaya Argentaria) 0.520%, 08/01/2030 (Putable on 11/05/2014) (a)	6,435,000
59,595,000	Indiana Finance Authority, Multifamily HSG Revenue (LIQ FAC: CitiGroup) 1.000%, 10/26/2017 (Putable on 11/06/2014) (a)	59,595,000
		79,030,600
Iowa—0.1%
1,000,000	State Higher Education Loan Authority, University Dubuque—Series A 2.000%, 05/14/2015	1,007,160
Principal Amount	Security Description	Value

Municipal Bonds—continued
Kansas—0.2%
$1,000,000	City of Dodge City Industrial Development Revenue, Farmland National Beef Packing Co., L.P. Project (LOC: Rabobank Int.) 1.250%, 03/01/2027 (Putable on 11/06/2014) (a)	$1,000,000
1,000,000	City of Liberal KS Industrial Development Revenue, Farmland National Beef Packing Co., L.P. Project (LOC: Rabobank Int.) 1.250%, 02/01/2029 (Putable on 11/06/2014) (a)	1,000,000
		2,000,000
Kentucky—1.0%
3,000,000	City of Somerset, General Obligation Note 1.250%, 10/01/2016	3,000,000
2,000,000	Lexington-Fayette Urban County Government Revenue, Richmond Place Associates, L.P. Project (LOC: Bank of America N.A.) 0.400%, 04/01/2015	2,000,000
5,500,000	Pulaski County Solid Waste Disposal Revenue, National Rural Utilities—East Kentucky Power—Series B 0.500%, 08/15/2023 (Putable on 02/17/2015) (a)	5,500,000
		10,500,000
Louisiana—3.5%
10,900,000	East Baton Rouge Parish Industrial Development Board Solid Waste Disposal, Georgia Pacific Corp. Project (LOC: Georgia-Pacific LLC) 0.310%, 06/01/2029 (Putable on 11/05/2014) (a)	10,900,000
4,100,000	Jefferson Parish Industrial Development Board Revenue, Variable Rate Demand Revenue Bonds Sara Lee Corp. Project 0.400%, 06/01/2024 (Putable on 11/03/2014) (a)	4,100,000
2,050,000	Louisiana Housing Finance Agency Revenue, Multifamily Housing Restoration—Series A (LOC: Regions Bank) 0.470%, 12/01/2032 (a)	2,050,000
2,505,000	Louisiana Public Facilities Authority Revenue, Equipment & Capital Facilities Pooled—Loan B (LOC: Capital One Bank NA) 0.620%, 07/01/2033 (Putable on 11/06/2014) (a)	2,505,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2014

Principal Amount	Security Description	Value

Municipal Bonds—continued
Louisiana—continued
$530,000	Louisiana Public Facilities Authority Revenue, Equipment & Capital Facilities Pooled—Series B (LOC: Capital One Bank NA) 0.620%, 07/01/2033 (Putable on 11/06/2014) (a)	$530,000
1,465,000	North Webster Parish Industrial Development Revenue, CSP Project (LOC: Regions Bank) 2.050%, 09/01/2021 (Putable on 11/06/2014) (a)	1,465,000
1,110,000	Ouachita Parish Industrial Development Board, Garrett Manufacturing LLC (LOC: Regions Bank) 0.560%, 12/01/2016 (Putable on 11/06/2014) (a)	1,110,000
15,000,000	Plaquemines Port Harbor & Terminal District Revenue, International Marine Terminal Project—Series A (LOC: Wells Fargo Bank N.A.) 0.500%, 03/15/2025 (Putable on 03/15/2015) (a)	15,000,000
		37,660,000
Massachusetts—1.0%
9,105,000	Massachusetts Development Finance Agency, Jewish Rehabilitation Center—Series A (LOC: RBS Citizens N.A.) 0.240%, 04/01/2041 (Putable on 11/06/2014) (a)	9,105,000
1,000,000	Massachusetts Development Finance Agency, Waste Management, Inc.—Series B 2.125%, 12/01/2029 (Putable on 12/01/2015) (a)	1,018,870
622,422	Massachusetts Housing Finance Agency Revenue—Series 2970 (CS: Assured Gty LIQ FAC: Morgan Stanley Bank) 0.700%, 07/01/2025 (Putable on 11/06/2014) (a)	622,422
		10,746,292
Michigan—1.2%
7,900,000	City of Detroit Sewage Disposal System Revenue, Senior Lien—Series 1182 (CS: Assured Guaranty; LOC: Rabobank, Int.) 0.950%, 07/01/2029 (Putable on 11/07/2014) (a)	7,900,000
5,000,000	Michigan Finance Authority Revenue, Detroit School District—Series E 2.850%, 08/20/2015	5,032,150
		12,932,150
Principal Amount	Security Description	Value

Municipal Bonds—continued
Mississippi—7.3%
$68,000,000	Mississippi Business Finance Corp. Revenue, PSL—North America LLC Project—Series A (LOC: ICICI Bank) 2.580%, 11/01/2032 (Putable on 11/06/2014) (a)	$68,000,000
6,495,000	Mississippi Business Finance Corp., Hattiesburg Clinic Professional Association Project (LOC: Regions Bank) 0.420%, 11/01/2026 (Putable on 11/06/2014) (a)	6,495,000
4,440,000	Mississippi Business Finance Corp., Tri-State Truck Center, Inc. Project (LOC: Regions Bank) 0.430%, 03/01/2033 (Putable on 11/06/2014) (a)	4,440,000
		78,935,000
Missouri—0.2%
1,125,000	City of Riverside Industrial Development Authority, Tax Increment Refunding Revenue Bonds 2.000%, 05/01/2015	1,133,505
1,245,000	Missouri Health & Educational Facilities Authority Health Facilities Revenue, Freeman Health System 5.000%, 02/15/2015	1,259,143
		2,392,648
Montana—0.7%
8,000,000	City of Livingston, Revenue Anticipation Notes, Livingston Healthcare Project—Series 2013 2.000%, 12/01/2015	8,007,200
New Jersey—11.4%
500,000	Casino Reinvestment Development Authority 4.000%, 11/01/2016	527,230
3,830,000	Casino Reinvestment Development Authority—Series A (CS: NATL-RE) 5.000%, 06/01/2016	3,936,244
3,500,000	Cedar Grove Township School District, Prommisory Notes 1.000%, 07/30/2015	3,507,420
6,400,000	City of Atlantic City, Bond Anticipation Notes—Series 2014 1.750%, 02/03/2015	6,411,136
7,000,000	City of Newark, Bond Anticipation Notes, General Improvement—Series B (SPA: Dexia Credit Local) 1.750%, 06/24/2015	7,031,360
5,119,000	City of Newark, General Obligation Notes—Series E 1.500%, 12/10/2014	5,122,225
1,120,000	City of Newark, School Promissory Notes—Series C 1.750%, 06/24/2015	1,125,018

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2014

Principal Amount	Security Description	Value

Municipal Bonds—continued
New Jersey—continued
$21,000,000	City of Newark, Tax Anticipation Notes—Series A 1.750%, 02/20/2015	$21,025,410
5,836,000	City of Paterson, General Obligation Notes 1.500%, 06/03/2015	5,860,920
36,300,000	New Jersey Economic Development Authority Revenue, Port Newark Container Terminal LLC Project—Series-B (LOC: Sovereign Bank N.A.) 0.740%, 07/01/2030 (Putable on 11/05/2014) (a)	36,300,000
1,800,000	New Jersey Economic Development Authority Solid Waste Facilities Revenue, Waste Management—Series A 0.550%, 06/01/2015	1,800,828
2,000,000	New Jersey Economic Development Authority, First Mortgage Revenue Refunding Bonds, Winchester Gardens Project—Series A 5.800%, 11/01/2031	2,005,920
480,000	New Jersey Health Care Facilities Financing Authority Revenue, Barnabas Health—Series A 4.000%, 07/01/2015	490,594
20,835,000	New Jersey Higher Education Student Assistance Authority (CS: Assured Guaranty; SPA: Citibank N.A.) 0.320%, 06/01/2016 (Putable on 11/06/2014) (a)	20,835,000
500,000	New Jersey Higher Education Student Assistance Authority Senior Student Loan Revenue—Series-1A 4.000%, 12/01/2014	501,475
5,932,578	Township of Irvington, Notes 2.125%, 06/19/2015	5,949,960
		122,430,740
New York—13.2%
100,000	Build NYC Resource Corp., Revenue Refunding Bonds, Methodist Hospital Project 5.000%, 07/01/2015	102,941
3,000,000	City of Elmira, Revenue Anticipation Notes 1.250%, 05/28/2015	3,007,650
3,686,002	City of Glen Cove, Bond Anticipation Notes—Series F 1.250%, 01/09/2015	3,688,435
410,000	City of Long Beach—Series A 2.000%, 11/15/2015	415,363
850,000	City of Long Beach—Series B 2.000%, 12/15/2014	851,402
2,075,000	City of Long Beach, Revenue Anticipation Notes—Series A 1.500%, 09/18/2015	2,082,387
Principal Amount	Security Description	Value

Municipal Bonds—continued
New York—continued
$1,745,000	City of Long Beach, Revenue Anticipation Notes—Series B 1.500%, 09/18/2015	$1,753,446
545,000	City of Poughkeepsie, Public Improvement—Series A 3.125%, 04/15/2015	550,265
4,100,000	City of Utica, Bond Anticipation Notes—Series A 1.500%, 02/25/2015	4,108,036
1,530,000	City of Yonkers General Obligation Bond—Series A 4.000%, 07/01/2015	1,567,653
1,000,000	City of Yonkers General Obligation Bond—Series C 4.000%, 08/15/2015	1,029,280
3,860,000	Franklin County Solid Waste Management Authority, Bond Anticipation Notes 1.000%, 03/31/2015	3,860,116
3,500,000	Nassau County, Bond Anticipation Notes—Series A 2.000%, 02/02/2015	3,514,140
4,300,000	New York City Municipal Water Finance Authority, Water and Sewer System Revenue (SPA: Dexia Credit Local) 0.200%, 06/15/2032 (Putable on 11/03/2014) (a)	4,300,000
20,000,000	New York State Housing Finance Agency Revenue—Series A (LOC: Bank Of China) 0.300%, 05/01/2048 (Putable on 11/03/2014) (a)	20,000,000
1,000,000	New York Environmental Facilities Corp. Solid Waste Disposal Revenue, Waste Management, Inc. Project—Series 2012 0.370%, 05/01/2030 (a)	1,000,000
10,000,000	Port Authority of New York & New Jersey Special Obligation, Special Project—JFK International Air Terminal-4 (CS: NATL-RE) 6.250%, 12/01/2014	10,042,800
500,000	Rockland County, General Obligation Bond—Series B 3.000%, 12/15/2014	501,310
6,000,000	Rockland County, Tax Anticipation Notes 2.000%, 03/17/2015	6,031,680
10,000,000	Saint Lawrence County, Revenue Anticipation Notes 1.500%, 08/28/2015	10,047,900
8,000,000	Suffolk County, Revenue Anticipation Notes 1.500%, 03/26/2015	8,034,480
10,000,000	Town of Oyster Bay, Revenue Anticipation Notes 1.000%, 03/27/2015	10,017,500

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2014

Principal Amount	Security Description	Value

Municipal Bonds—continued
New York—continued
$10,500,000	Town of Ramapo, Bond Anticipation Notes—Series B 4.000%, 05/27/2015 (b)	$10,582,425
35,000,000	Utica School District, Bond Anticipation Notes 1.000%, 11/27/2014	35,007,350
500,000	Westchester Tobacco Asset Securitization Corp. 5.000%, 06/01/2026	500,845
		142,597,404
North Carolina—1.3%
7,200,000	Hertford County Industrial Facilities & Pollution Control Financing Authority Revenue, Variable Rate Demand Bonds—Nucor Corp. Project—Series B 0.210%, 11/01/2033 (Putable on 11/05/2014) (a)	7,200,000
7,000,000	North Carolina Capital Facilities Finance Agency, Solid Waste Disposal Revenue, Republic Services, Inc. Project—Series B 0.400%, 12/01/2020 (Putable on 12/01/2014) (a)	7,000,070
		14,200,070
Ohio—1.5%
7,230,000	Columbus Regional Airport Authority Revenue, West Bay Apartments Project (LOC: Sovereign Bank N.A.) 0.840%, 12/01/2034 (Putable on 11/06/2014) (a)	7,230,000
9,000,000	Ohio Water Development Authority, Solid Waste Revenue, Waste Management Project 2.250%, 11/01/2022 (Putable on 11/02/2015) (a)	9,168,210
		16,398,210
Oregon—1.1%
3,150,000	Gilliam County, Solid Waste Disposal Revenue, Waste Management, Inc. Project—Series A 0.750%, 08/01/2025 (Putable on 05/01/2015) (a)	3,153,686
150,000	Multnomah County Hospital Facilities Authority Revenue, Terwilliger Plaza, Inc. 2.000%, 12/01/2014	150,174
9,000,000	State of Oregon Revenue, Adjustable Refunding, Georgia-Pacific Corp. Project 0.310%, 12/01/2025 (Putable on 11/05/2014) (a)	9,000,000
		12,303,860
Principal Amount	Security Description	Value

Municipal Bonds—continued
Pennsylvania—3.4%
$5,205,000	Allegheny County Airport Authority Revenue (CS: NATL-RE; LOC: Dexia Credit Local) 0.330%, 01/01/2021 (Putable on 11/06/2014) (a)	$5,205,000
5,075,000	Allegheny County Airport Authority Revenue (CS: NATL-RE; LOC: Dexia Credit Local) 0.330%, 01/01/2022 (Putable on 11/06/2014) (a)	5,075,000
5,000,000	Beaver County Industrial Development Authority, Refunding Pollution Control, FirstEnergy Generation Project—Series B 2.500%, 12/01/2041 (Putable on 06/01/2017) (a)	5,100,450
200,000	Dallas Area Municipal Authority, University Revenue Bonds, Misericordia University Project—Series 2014 4.000%, 05/01/2016	209,028
2,000,000	Pennsylvania Economic Development Financing Authority Sold Waste Disposal Revenue, Republic Services, Inc. Project 0.400%, 06/01/2044 (Putable on 01/02/2015) (a)	2,000,000
3,670,000	Pennsylvania Economic Development Financing Authority, First Energy Generation LLC—Series A 3.375%, 12/01/2040 (Putable on 07/01/2015) (a)	3,731,399
13,500,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue, Waste Management, Inc. 0.400%, 08/01/2045 (Putable on 11/03/2014) (a)	13,500,000
2,000,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue, Waste Management, Inc. 1.750%, 12/01/2033 (Putable on 12/01/2015) (a)	2,026,900
		36,847,777
Puerto Rico—1.8%
500,000	Commonwealth of Puerto Rico, Public Improvement—Series A (CS: Assured Guaranty Municipal) 5.000%, 07/01/2017	523,235
820,000	Commonwealth of Puerto Rico, Public Improvement—Series A (CS: NATL-RE) 5.500%, 07/01/2016	852,701

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2014

Principal Amount	Security Description	Value

Municipal Bonds—continued
Puerto Rico—continued
$2,590,000	Commonwealth of Puerto Rico, Public Improvement Bonds (CS: Assured Guaranty Municipal) 5.500%, 07/01/2017	$2,743,095
670,000	Commonwealth of Puerto Rico, Public Improvement Bonds—Series A (CS: NATL-RE) 5.500%, 07/01/2017	705,229
8,000,000	Government Development Bank for Puerto Rico Revenue (CS: NATL-RE) 4.750%, 12/01/2015	8,172,560
250,000	Puerto Rico Electric Power Authority—Series SS (CS: NATL-RE) 5.000%, 07/01/2017	251,735
140,000	Puerto Rico Electric Power Authority Revenue Bonds—Series LL (CS: NATL-RE) 5.500%, 07/01/2017	145,555
1,100,000	Puerto Rico Highways & Transportation Authority Revenue—Series E (CS: Assured Guaranty Municipal) 5.500%, 07/01/2017	1,154,989
250,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Revenue, Universidad Sacred Heart Project 4.000%, 10/01/2015	251,410
550,000	Puerto Rico Municipal Finance Agency—Series A (CS: Assured Guaranty Municipal) 5.000%, 08/01/2016	560,351
4,835,000	University of Puerto Rico Revenue—Series Q 5.000%, 06/01/2015	4,251,464
		19,612,324
Rhode Island—0.1%
900,000	Rhode Island Health & Educational Building Corp. Revenue, Hospital Financing Revenue, Lifespan Obligated Group Issue—Series A (CS: Assured Guaranty Municipal) 5.000%, 05/15/2015	920,979
South Carolina—0.0% (c)
115,000	Allendale County School District, Energy Savings Special Obligation, Refunding & Improvement Bonds 2.000%, 12/01/2014	115,138
245,000	South Carolina Jobs-Economic Development Authority, Refunding Revenue Bonds, FMU Student Housing LLC-Francis Marion—Series A 3.000%, 08/01/2015	249,035
		364,173
Principal Amount	Security Description	Value

Municipal Bonds—continued
Tennessee—0.9%
$9,800,000	Lewisburg Industrial Development Board Solid Waste Disposal Revenue, Waste Management, Inc. of Tennessee Project 0.400%, 07/02/2035 (Putable on 11/03/2014) (a)	$9,800,000
Texas—6.1%
3,000,000	Central Texas Regional Mobility Authority, Revenue Refunding Bonds—Series B 3.000%, 01/01/2045 (Putable on 01/04/2016) (a)	3,043,650
2,920,000	Fort Bend County Industrial Development Corp., Aaron Rents, Inc. Project (LOC: Wells Fargo Bank N.A.) 0.260%, 01/01/2026 (Putable on 11/06/2014) (a)	2,920,000
570,000	Hidalgo County Health Services Corp., Hospital Revenue Bonds, Mission Hospital, Inc.—Series 2008 5.000%, 08/15/2016	603,818
30,000,000	Mission Economic Development Corp. Solid Waste Disposal Revenue, Republic Services, Inc. Project 0.450%, 01/01/2026 (Putable on 11/03/2014) (a)	30,000,000
1,500,000	Texas Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue—Series 2012 (CS: Macquarie Group Ltd) 5.000%, 12/15/2014	1,507,365
2,000,000	Texas Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue—Series 2012 (CS: Macquarie Group Ltd) 5.000%, 12/15/2015	2,092,480
9,000,000	Texas Transportation Commission Turnpike System Revenue—Series B 1.250%, 08/15/2042 (Putable on 02/15/2015) (a)	9,020,430
12,700,000	Weslaco Health Facilities Development Corp., Knapp Medical Center—Series A (LOC: Compass Bank) 0.370%, 06/01/2038 (Putable on 11/06/2014) (a)	12,700,000
3,990,000	Weslaco Health Facilities Development Corp., Knapp Medical Center—Series B (LOC: Compass Bank) 0.370%, 06/01/2031 (Putable on 11/06/2014) (a)	3,990,000
		65,877,743

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2014

Principal Amount	Security Description	Value

Municipal Bonds—continued
Virgin Islands—0.2%
$300,000	Virgin Islands Port Authority Revenue, Refunding Bonds—Series A 4.000%, 09/01/2015	$307,950
1,280,000	Virgin Islands Public Finance Authority, Revenue Bonds—Series A 5.000%, 10/01/2015	1,330,061
		1,638,011
Virginia—2.4%
1,750,000	Amelia County Industrial Development Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project 0.625%, 04/01/2027 (Putable on 04/01/2015) (a)	1,751,488
19,500,000	Campbell County Industrial Development Authority Solid Waste Disposal Facility Revenue, Georgia Pacific Corp. Project (CS: Georgia-Pacific LLC) 0.310%, 12/01/2019 (Putable on 11/05/2014) (a)	19,500,000
5,000,000	King George County Industrial Development Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project 0.700%, 06/01/2023 (Putable on 05/01/2015) (a)	5,000,950
		26,252,438
West Virginia—1.0%
11,100,000	Fayette County Commission Solid Waste Disposal Facility, Georgia Pacific Corp. (LOC: Georgia-Pacific LLC) 0.310%, 05/01/2018 (Putable on 11/05/2014) (a)	11,100,000
Principal Amount	Security Description	Value

Municipal Bonds—continued
Wisconsin—0.4%
$2,500,000	Cameron School District, Bond Anticipation Notes 2.000%, 08/17/2015	$2,514,625
1,500,000	City of Racine, Note Anticipation Notes 2.000%, 08/12/2015	1,503,300
		4,017,925
Wyoming—0.3%
2,855,000	Gillette Environmental Improvement Revenue, Black Hills Power and Light Co.—Series A 0.750%, 06/01/2024 (Putable on 11/05/2014) (a)	2,855,000
	Total Municipal Bonds (Cost $1,119,828,226)	1,119,940,885

Shares
Money Market Funds—0.0% (c)
174,528	BlackRock Liquidity Funds: MuniCash Portfolio, 0.01%	174,528
	Total Money Market Funds (Cost $174,528)	174,528

Principal Amount
Short-Term Investments—1.7%
$17,995,000	County of Carroll, Kentucky Utilities Project, 0.25%	17,995,000
	Total Short-Term Investments (Cost $17,995,000)	17,995,000
Total Investments (Cost $1,137,997,754)—105.5%		1,138,110,413
Liabilities in Excess of Other Assets—(5.5)%		(59,006,427)
TOTAL NET ASSETS 100.0%		$1,079,103,986

Percentages are stated as a percent of net assets.

(a)	Variable Rate Security-The rate reported is the rate in effect as of October 31, 2014.

(b)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 1.0% of the Fund’s net assets.

(c)	Amount is less than 0.05%.

AMBAC—American Municipal Bond Assurance Corp.

ARN—Auction Rate Note

CS—Credit Support

CSP—Continental Structural Plastics

LIQ FAC—Liquidity Facility

LOC—Letter of Credit

NA—North America

NATL-RE—Reinsurance provided by National Public Finance Guarantee Corp.

SPA—Standby Purchase Agreement

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments
October 31, 2014

Principal Amount	Security Description	Value

Municipal Bonds—98.8%
Alabama—0.9%
$1,000,000	Mobile AL Industrial Development Board Pollution Control Revenue, Alabama Power Co., Barry Plant Project 0.320%, 07/15/2034 (Putable on 10/01/2015) (a)	$1,000,000
California—0.3%
350,000	Los Angeles Regional Airports Improvement Corp. Lease Revenue, Los Angeles International Airport (LOC: Societe Generale) 0.400%, 12/01/2015 (Putable on 11/07/2014) (a)	350,000
Colorado—5.6%
2,540,000	Colorado Housing & Finance Authority Economic Development Revenue, Monaco LLC—Series A (LOC: UMB Bank N.A.) 0.170%, 12/01/2027 (Putable on 11/07/2014) (a)	2,540,000
1,865,000	Colorado Housing & Finance Authority Economic Development Revenue, Pacific Instruments Project (LOC: Wells Fargo Bank N.A.) 0.260%, 08/01/2020 (Putable on 11/07/2014) (a)	1,865,000
2,195,000	Colorado Housing & Finance Authority Economic Development Revenue, Popiel Properties LLC Project—Series A (LOC: UMB Bank N.A.) 0.250%, 12/01/2029 (Putable on 11/07/2014) (a)	2,195,000
		6,600,000
Florida—5.4%
750,000	Broward County Housing Finance Authority, Sailboat Bend Artist Lofts Project (LOC: Citibank N.A.) 0.150%, 04/15/2038 (Putable on 11/07/2014) (a)	750,000
3,360,000	Manatee County Industrial Development Revenue, Gaemmerler U.S. Corp. (LOC: Wells Fargo Bank N.A.) 0.260%, 10/01/2035 (Putable on 11/07/2014) (a)	3,360,000
2,220,000	Sarasota County Industrial Development Revenue, Tervis Tumbler Co. (LOC: Bank of America N.A.) 0.230%, 11/01/2024 (Putable on 11/07/2014) (a)	2,220,000
		6,330,000
Principal Amount	Security Description	Value

Municipal Bonds—continued
Illinois—9.8%
$2,000,000	City of Chicago, Deutsche Bank Spears/Lifers Trust, Various States Gold—Series DBE-494 (CS: Deutsche Bank AG) 0.160%, 01/01/2029 (Putable on 11/07/2014) (a)(b)	$2,000,000
1,120,000	City of East Moline, Rock Island County Industrial Development Revenue, Elliott Aviation (LOC: U.S. Bank N.A.) 0.150%, 12/01/2019 (Putable on 11/07/2014) (a)	1,120,000
500,000	Des Plaines Industrial Development Revenue, MMP Properties LLC (LOC: JPMorgan Chase Bank) 0.300%, 10/01/2018 (Putable on 11/07/2014) (a)	500,000
195,000	Elk Grove Village Industrial Development Revenue, Rainbow Fish House, Inc. Project (LOC: JPMorgan Chase Bank) 0.500%, 05/01/2016 (Putable on 11/07/2014) (a)	195,000
1,000,000	Elmhurst Industrial Development Revenue, John Sakash Co., Inc. Project (LOC: Bank of America N.A.) 0.250%, 02/01/2025 (Putable on 11/07/2014) (a)	1,000,000
875,000	Illinois Finance Authority Industrial Development Revenue, 2500 DevelGroup LLC—Series A (LOC: JPMorgan Chase Bank) 0.180%, 01/01/2021 (Putable on 11/07/2014) (a)	875,000
245,000	Illinois Finance Authority Industrial Development Revenue, Church Road Partnership (LOC: JPMorgan Chase Bank) 0.500%, 10/01/2017 (Putable on 11/07/2014) (a)	245,000
1,645,000	Illinois Finance Authority Industrial Development Revenue, Industrial Steel Construction, Inc. (LOC: JPMorgan Chase Bank) 0.300%, 07/15/2023 (Putable on 11/07/2014) (a)	1,645,000
455,000	Illinois Finance Authority Industrial Development Revenue, Merug LLC—Series B (LOC: JPMorgan Chase Bank) 0.300%, 12/01/2018 (Putable on 11/07/2014) (a)	455,000
140,000	Illinois Finance Authority Revenue, Knead Dough Baking Co. Project (LOC: JPMorgan Chase Bank) 0.500%, 09/01/2025 (Putable on 11/07/2014) (a)	140,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2014

Principal Amount	Security Description	Value

Municipal Bonds—continued
Illinois—continued
$900,000	Illinois Finance Authority Revenue, Reliable Materials Project (LOC: Fifth Third Bank) 0.350%, 06/01/2026 (Putable on 11/07/2014) (a)	$900,000
335,000	Village of Hanover Park Industrial Development Revenue, Spectra-Tech, Inc. Project (LOC: BMO Harris Bank N.A.) 0.510%, 08/01/2017 (Putable on 11/07/2014) (a)	335,000
2,065,000	Village of Woodridge, DuPage, Will & Cook Counties Industrial Development Revenue, Home Run Inn Frozen Food (LOC: JPMorgan Chase Bank) 0.300%, 10/01/2025 (Putable on 11/07/2014) (a)	2,065,000
		11,475,000
Indiana—8.6%
2,690,000	City of Jeffersonville, Economic Development Revenue, Amatrol Project 0.130%, 04/01/2023 (Putable on 11/07/2014) (a)	2,690,000
520,000	City of South Bend Economic Development Revenue, Dynamic R.E.H.C., Inc. Project (LOC: KeyBank N.A.) 0.700%, 09/01/2020 (Putable on 11/07/2014) (a)	520,000
1,785,000	Indiana Finance Authority Development Revenue, TTP, Inc. Project (LOC: Bank of America N.A.) 0.200%, 02/01/2026 (Putable on 11/07/2014) (a)	1,785,000
5,000,000	Posey County Economic Development Revenue, Midwest Fertilizer Corp. Project—Series A 0.300%, 07/01/2046 (Putable on 11/18/2014) (a)	5,000,000
		9,995,000
Louisiana—7.5%
2,510,000	Caddo-Bossier Parishes Port Commission Revenue, Oakley Louisiana, Inc. (LOC: Bank of America N.A.) 0.160%, 01/01/2028 (Putable on 11/07/2014) (a)	2,510,000
1,200,000	Parish of Ascension, Variable Rate Demand Revenue Bonds, BASF Corp. 0.140%, 03/01/2025 (Putable on 11/07/2014) (a)	1,200,000
Principal Amount	Security Description	Value

Municipal Bonds—continued
Louisiana—continued
$5,000,000	Plaquemines Port Harbor & Terminal District Revenue, International Marine Terminal Project—Series A (LOC: Wells Fargo Bank N.A.) 0.500%, 03/15/2025 (Putable on 03/15/2015) (a)	$5,000,000
		8,710,000
Michigan—3.8%
775,000	Michigan Strategic Fund Limited Obligation Revenue, Dawnbreakers LLC (LOC: Fifth Third Bank) 0.190%, 05/01/2018 (Putable on 11/07/2014) (a)	775,000
1,400,000	Michigan Strategic Fund Limited Obligation Revenue, Envelope Printery, Inc. (LOC: Fifth Third Bank) 0.190%, 03/01/2027 (Putable on 11/07/2014) (a)	1,400,000
2,000,000	Michigan Strategic Fund Limited Obligation Revenue, Sacred Heart Rehabilitation Center (LOC: Fifth Third Bank) 0.170%, 03/01/2037 (Putable on 11/07/2014) (a)	2,000,000
200,000	Michigan Strategic Fund Limited Obligation Revenue, Warren Screw Products, Inc. (LOC: JPMorgan Chase Bank) 0.500%, 09/01/2016 (Putable on 11/07/2014) (a)	200,000
100,000	Sterling Heights Economic Development Corp. Revenue, Kunath Enterprises LLC (LOC: JPMorgan Chase Bank) 0.500%, 02/01/2016 (Putable on 11/07/2014) (a)	100,000
		4,475,000
New Jersey—1.3%
500,000	City of Rahway, Bond Anticipation Notes 1.250%, 09/29/2015	503,847
1,000,000	Hudson County Improvement Authority, Guaranteed Pooled Notes—Series S-1 1.000%, 12/10/2014	1,000,638
		1,504,485
New Mexico—0.3%
380,000	Albuquerque Industrial Development Revenue, Karsten Co.—Series A (LOC: U.S. Bank N.A.) 0.190%, 12/01/2017 (Putable on 11/07/2014) (a)	380,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2014

Principal Amount	Security Description	Value

Municipal Bonds—continued
New York—2.7%
$715,000	Erie County Industrial Development Agency Revenue, Heritage Centers Project (LOC: KeyBank N.A.) 0.190%, 09/01/2018 (Putable on 11/07/2014) (a)	$715,000
2,000,000	Nassau County, Revenue Anticipation Notes—Series A 2.000%, 03/16/2015	2,011,458
430,000	New York City Industrial Development Agency, Allway Tools, Inc. (LOC: Citibank N.A.) 0.250%, 08/01/2017 (Putable on 11/07/2014) (a)	430,000
		3,156,458
North Carolina—6.1%
7,100,000	Davidson County Industrial Facilities & Pollution Control Financing Authority Revenue, Dieboid, Inc. (LOC: Bank of America N.A.) 0.250%, 06/01/2017 (Putable on 11/07/2014) (a)	7,100,000
Ohio—2.3%
970,000	City of Hilliard Revenue, National Sign Systems, Inc. Project 0.150%, 12/01/2019 (Putable on 11/07/2014) (a)	970,000
1,695,000	Stark County Industrial Development Authority, H-P Products, Inc. (LOC: KeyBank N.A.) 0.190%, 06/01/2018 (Putable on 11/07/2014) (a)	1,695,000
		2,665,000
Pennsylvania—3.3%
3,900,000	Washington County Hospital Authority Revenue, Washington Hospital—Series A (LOC: PNC Bank N.A.) 0.350%, 07/01/2037 (Putable on 07/01/2015) (a)	3,900,000
South Carolina—2.1%
2,400,000	South Carolina Jobs-Economic Development Authority, Dorris Properties LLC Project (LOC: TD Bank N.A.) 0.070%, 07/01/2032 (Putable on 11/07/2014) (a)	2,400,000
Tennessee—6.9%
6,000,000	Hendersonville Industrial Development Board—Series A (LOC: Fifth Third Bank) 0.170%, 05/01/2036 (Putable on 11/07/2014) (a)	6,000,000
Principal Amount	Security Description	Value

Municipal Bonds—continued
Tennessee—continued
$2,100,000	Union City Industrial Development Board, Industrial Development Revenue, Kohler Co. Project (LOC: Wells Fargo Bank N.A.) 0.260%, 10/01/2020 (Putable on 11/07/2014) (a)	$2,100,000
		8,100,000
Texas—15.3%
2,600,000	Dallam County Industrial Development Corp., Rick & Janice Van Ryan (LOC: Wells Fargo Bank N.A.) 0.250%, 07/01/2037 (Putable on 11/07/2014) (a)	2,600,000
5,600,000	Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue, Airport Facility, FlightSafety Texas, Inc. Project (CS: Obh LLC) 0.060%, 07/01/2032 (Putable on 11/07/2014) (a)	5,600,000
6,200,000	Port of Corpus Christi Authority of Nueces County, Solid Waste Disposal Revenue, Flint Hills Resources LP, West Plant Project—Series A 0.080%, 07/01/2029 (Putable on 11/07/2014) (a)	6,200,000
3,500,000	Port of Port Arthur Navigation District Revenue, BASF Corp. 0.140%, 04/01/2033 (Putable on 11/07/2014) (a)	3,500,000
		17,900,000
Utah—1.6%
1,860,000	City of West Jordan Industrial Development Revenue, PenCo Products, Inc. (LOC: KeyBank N.A.) 0.200%, 04/01/2019 (Putable on 11/07/2014) (a)	1,860,000
Washington—6.8%
1,870,000	Seattle Housing Authority Revenue, Douglas Apartments (LOC: KeyBank N.A.) 0.210%, 06/01/2040 (Putable on 11/07/2014) (a)	1,870,000
810,000	Washington Economic Development Finance Authority, Art & Theresa Mensonides—Series I (LOC: Wells Fargo Bank N.A.) 0.250%, 10/01/2016 (Putable on 11/07/2014) (a)	810,000
1,400,000	Washington Economic Development Finance Authority, Belina Interiors, Inc.—Series E (LOC: KeyBank N.A.) 0.700%, 08/01/2033 (Putable on 11/07/2014) (a)	1,400,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2014

Principal Amount	Security Description	Value

Municipal Bonds—continued
Washington—continued
$1,110,000	Washington Economic Development Finance Authority, Belina Interiors, Inc.—Series F (LOC: KeyBank N.A.) 0.700%, 11/01/2023 (Putable on 11/07/2014) (a)	$1,110,000
2,745,000	Washington Economic Development Finance Authority, Wesmar Co., Inc. Project—Series F (LOC: U.S. Bank N.A.) 0.170%, 07/01/2032 (Putable on 11/07/2014) (a)	2,745,000
		7,935,000
Wisconsin—8.2%
2,510,000	City of Baraboo, Industrial Development Revenue, Series 2007, Teel Plastics, Inc. Project (LOC: BMO Harris Bank N.A.) 0.410%, 11/01/2042 (Putable on 11/07/2014) (a)	2,510,000
1,905,000	Mequon Industrial Development Revenue, SPI Lighting (LOC: BMO Harris Bank N.A.) 0.410%, 12/01/2023 (Putable on 11/07/2014) (a)	1,905,000
500,000	Milwaukee Redevelopment Authority, Kubin Nicholson Corp. Project—Series A (LOC: BMO Harris Bank N.A.) 0.410%, 08/01/2020 (Putable on 11/07/2014) (a)	500,000
Principal Amount	Security Description	Value

Municipal Bonds—continued
Wisconsin—continued
$825,000	Rhinelander Industrial Development Revenue, Super Diesel/SDI Properties (LOC: JPMorgan Chase Bank) 0.360%, 07/01/2021 (Putable on 11/07/2014) (a)	$825,000
2,825,000	Village of Menomonee Falls Industrial Development Revenue, AJ Die-Namics Project (LOC: BMO Harris Bank N.A.) 0.410%, 11/01/2036 (Putable on 11/07/2014) (a)	2,825,000
1,000,000	Wausau Industrial Development Revenue, Apogee Enterprises, Inc. (LOC: Comerica Bank) 0.160%, 03/01/2022 (Putable on 11/07/2014) (a)	1,000,000
		9,565,000
	Total Municipal Bonds (Cost $115,400,943)	115,400,943
Shares
Money Market Funds—1.0%
1,202,801	BlackRock Liquidity Funds: MuniCash Portfolio, 0.01%	1,202,801
	Total Money Market Funds (Cost $1,202,801)	1,202,801
Total Investments (Cost $116,603,744)—99.8%		116,603,744
Other Assets in Excess of Liabilities—0.2%		178,807
TOTAL NET ASSETS 100.0%		$116,782,551

Percentages are stated as a percent of net assets.

(a)	Variable Rate Security—The rate reported is the rate in effect as of October 31, 2014.

(b)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 1.7% of the Fund’s net assets.

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

CS—Credit Support

LOC—Letter of Credit

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments
October 31, 2014

Principal Amount	Security Description	Value

Municipal Bonds—107.6%
Alabama—6.1%
$250,000	Alabama Industrial Development Solid Waste Disposal Revenue (CS: OfficeMax, Inc.) 6.450%, 12/01/2023 (a)	$252,495
850,000	Health Care Authority for Baptist Health Revenue—Series D 5.000%, 11/15/2021 (a)	881,110
15,000	Jefferson County Ltd. Obligation School Warrants—Series A 5.250%, 01/01/2015	15,240
250,000	Jefferson County Ltd. Obligation School Warrants—Series A 5.250%, 01/01/2017	253,995
160,000	Jefferson County, Capital Improvement Warrants—Series A (CS: NATL-RE) 5.000%, 04/01/2023 (a)	160,035
		1,562,875
Arizona—0.8%
200,000	Phoenix Industrial Development Authority Revenue, Legacy Traditional Schools Project—Series A 4.750%, 07/01/2019 (b)	211,350
California—2.1%
135,000	California School Finance Authority, School Facility Revenue Bond, Alta Public Schools Project—Series A 3.400%, 11/01/2015 (b)	135,000
200,000	Inland Empire Tobacco Securitization Authority, Tobacco Settlement—Series A 4.625%, 06/01/2021 (a)	194,200
150,000	Inland Empire Tobacco Securitization Authority, Tobacco Settlement—Series A 5.000%, 06/01/2021 (a)	148,753
50,000	Riverside County Public Financing Authority, Redevelopment Project—Series A (CS: XLCA) 5.000%, 10/01/2015	50,130
		528,083
Colorado—1.0%
250,000	Colorado Health Facilities Authority Revenue, Covenant Retirement Communities, Inc.—Series B 3.150%, 12/01/2018	254,290
Florida—6.4%
250,000	Capital Trust Agency, Inc. Revenue, First Mortgage Revenue-Silver Creek St. Augustine Project—Series A 6.500%, 01/01/2024 (a)	257,617
200,000	City of Atlantic Beach, Health Care Facilities Revenue Naval CCRC—Series A 5.000%, 11/15/2021 (a)	226,664
Principal Amount	Security Description	Value

Municipal Bonds—continued
Florida—continued
$200,000	City Of Tampa, Solid Waste System Revenue (CS: Assured Guaranty Municipal) 5.000%, 10/01/2020	$232,292
300,000	Collier County Industrial Development Authority CCRC, Arlington of Naples Project—Series B-1 6.875%, 05/15/2021 (b)	301,977
100,000	Florida Development Finance Corp., Educational Facilities Revenue Bonds, Miami Arts Charter School Project—Series A 5.000%, 06/15/2024 (a)(b)	99,618
400,000	Palm Beach County Health Facilities Authority Revenue, Sinai Residences Boca Raton Project—Series C 6.000%, 06/01/2021 (a)	434,032
100,000	Village Community Development District #11, Special Assessment Revenue 3.250%, 05/01/2019	100,083
		1,652,283
Guam—1.1%
250,000	Guam International Airport Authority Revenue—Series C 5.000%, 10/01/2021 (a)	283,470
Idaho—1.4%
360,000	Idaho Health Facilities Authority Revenue, The Terraces Boise Project—Series B-2 6.000%, 10/01/2021 (a)	363,161
Illinois—9.1%
155,000	Chicago Board of Education, Dedicated Revenues (CS: Assured Guaranty Municipal) 5.000%, 12/01/2022 (a)	169,223
150,000	City of Chicago—Series A 4.000%, 01/01/2019	157,011
210,000	City of Chicago—Series A 4.000%, 01/01/2020 (a)	214,427
100,000	City of Chicago, General Obligation 5.000%, 12/01/2024 (a)	104,582
200,000	Illinois Finance Authority Educational Facility Revenue Bonds, Senior Rogers Park Montessori School Project 5.000%, 02/01/2024 (a)	202,050
150,000	Southwestern Development Authority Revenue, Memorial Group, Inc. 5.750%, 11/01/2019	167,948
50,000	State of Illinois, General Obligation Refunding Bond 5.000%, 08/01/2021 (a)	56,253
1,090,000	State of Illinois, General Obligation Refunding Bond—Series A (CS: NATL-RE) 5.250%, 10/01/2015 (a)	1,093,978

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
October 31, 2014

Principal Amount	Security Description	Value

Municipal Bonds—continued
Illinois—continued
$180,000	Stephenson County Revenue (CS: AMBAC) 4.500%, 12/01/2020	$183,983
		2,349,455
Indiana—3.9%
100,000	City of Anderson, Economic Development Revenue Refunding & Improvement, Anderson University Project 5.000%, 10/01/2024	101,306
250,000	City of Valparaiso Exempt Facilities Revenue, Pratt Paper LLC Project 5.875%, 01/01/2024 (a)	281,947
325,000	Indiana Finance Authority Environmental Revenue, Refunding-Improvement, United States Steel Corp. 6.000%, 12/01/2026 (a)	359,388
225,000	Indiana Finance Authority Revenue, King’s Daughters Hospital & Health Services 5.000%, 08/15/2020	254,174
		996,815
Iowa—1.8%
100,000	City of Coralville, Certificate of Participation—Series D 5.250%, 06/01/2022 (a)	100,370
350,000	Iowa Finance Authority, Midwestern Disaster Area Revenue, Iowa Fert. Co. 5.000%, 12/01/2019 (a)	374,363
		474,733
Kansas—3.7%
150,000	Kansas Independent College Finance Authority, Bethany College—Series A 5.000%, 05/01/2015	150,573
100,000	Kansas Independent College Finance Authority, Central Christian College—Series B 5.000%, 05/01/2015	100,406
200,000	Kansas Independent College Finance Authority, Ottawa University—Series C 4.600%, 05/01/2015	200,776
280,000	Overland Park Development Corp. Revenue, Second Tier Convention Center Hotel—Series B (CS: AMBAC) 5.125%, 01/01/2022 (a)	286,952
200,000	Wichita Health Care Facilities Revenue, Temps-80- Presbyterian Manors—Series IV-B-1 4.250%, 11/15/2021 (a)	200,476
		939,183
Principal Amount	Security Description	Value

Municipal Bonds—continued
Louisiana—1.1%
$250,000	Parish of St. Charles, Gulf Opportunity Zone Revenue, Valero Energy Corp. 4.000%, 12/01/2040 (Putable on 06/01/2022) (a)(c)	$271,047
Maryland—4.4%
110,000	Anne Arundel County, Consolidated Special Taxing District Bonds, Villages at Two Rivers Project 4.200%, 07/01/2024 (a)	112,629
500,000	City of Westminster, Lutheran Village at Miller’s Grant, Inc.—Series C 4.375%, 07/01/2021 (a)	512,310
500,000	City of Westminster, Lutheran Village at Miller’s Grant, Inc.—Series D 3.875%, 07/01/2019	512,515
		1,137,454
Massachusetts—2.8%
153,000	Massachusetts Development Finance Agency Revenue, North Hills Communities—Series B-3 4.000%, 11/15/2017	153,066
450,000	Massachusetts Port Authority Facilities Revenue, Delta Air Lines, Inc. Project—Series A (CS: AMBAC) 5.000%, 01/01/2021 (a)	450,139
25,000	Massachusetts Port Authority Facilities Revenue, Delta Air Lines, Inc. Project—Series A (CS: AMBAC) 5.500%, 01/01/2015	25,026
30,000	Massachusetts Port Authority Facilities Revenue, Delta Air Lines, Inc. Project—Series A (CS: AMBAC) 5.500%, 01/01/2017	30,029
50,000	Massachusetts Port Authority Facilities Revenue, Delta Air Lines, Inc. Project—Series A (CS: AMBAC) 5.500%, 01/01/2022 (a)	50,028
		708,288
Michigan—6.8%
280,000	City of Detroit, Sewage Disposal System Revenue—Series B (CS: NATL-RE) 5.000%, 07/01/2015	288,403
230,000	City of Detroit, Sewage Disposal System Revenue—Series B (CS: NATL-RE) 5.500%, 07/01/2015	237,655
100,000	City of Detroit, Water Supply System Revenue—Series A (CS: NATL-RE) 6.000%, 07/01/2015	103,655

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
October 31, 2014

Principal Amount	Security Description	Value

Municipal Bonds—continued
Michigan—continued
$575,000	Michigan Finance Authority Revenue, Detroit School District—Series E 2.850%, 08/20/2015	$578,697
200,000	Michigan Strategic Fund Revenue, United Methodist Retirement Communities, Inc. Project 5.125%, 11/15/2025 (a)	206,040
390,000	Michigan Tobacco Settlement Finance Authority Revenue—Series A 5.125%, 06/01/2022 (a)	339,647
		1,754,097
Minnesota—1.8%
145,000	City of Hugo, Charter School Lease Revenue Bonds, Noble Academy Project—Series A 4.000%, 07/01/2020	153,261
300,000	City of Oak Park Heights, Nursing Home Revenue, Boutwells Landing Care Center Project 4.000%, 02/01/2020	313,248
		466,509
Nevada—1.0%
250,000	City of North Las Vegas, Refunding Bonds, Water and Sewer System—Series B 4.000%, 08/01/2017	249,795
New Hampshire—1.0%
250,000	New Hampshire Business Finance Authority Revenue, Casella Waste Systems, Inc. Project 4.000%, 04/01/2029 (Putable on 10/01/2019) (b)(c)	249,993
New Jersey—6.7%
415,000	Atlantic City Municipal Utilities Authority, Refunding Water System—Series 2007 (CS: AMBAC) 4.000%, 06/01/2018	413,016
55,000	New Jersey Economic Development Authority Revenue, Continental Airlines, Inc. Project 5.500%, 04/01/2028	55,029
40,000	New Jersey Economic Development Authority Revenue, First Mortgage Refunding Bonds, Keswick Pines 5.700%, 01/01/2018	40,010
500,000	New Jersey Economic Development Authority Revenue, Lions Gate Project—Series 2014 4.375%, 01/01/2024 (a)	506,190
125,000	New Jersey Economic Development Authority Revenue, Private Activity-The Goethals Bridge Replacement Project 5.250%, 01/01/2025 (a)	146,819
Principal Amount	Security Description	Value

Municipal Bonds—continued
New Jersey—continued
$100,000	New Jersey Economic Development Authority, Charter School Revenue, Greater Brunswick Charter School Project—Series A 4.750%, 08/01/2024 (a)(b)	$101,553
450,000	New Jersey Tobacco Settlement Financing Corp. Revenue—Series A 4.500%, 06/01/2023 (a)	446,512
		1,709,129
New York—4.9%
215,000	Buffalo & Erie County Industrial Land Development Corp. Revenue, Madaille College Project 2.125%, 04/01/2015	215,166
100,000	New York City Industrial Development Agency Revenue, American Airlines, Inc. 7.500%, 08/01/2016	104,049
300,000	New York State Dormitory Authority Revenue, Orange Regional Medical Center 6.000%, 12/01/2016	316,086
100,000	Onondaga Civic Development Corp. Revenue, St Joseph’s Hospital Health Center Project—Series A 4.625%, 07/01/2022 (a)	104,440
100,000	Onondaga Civic Development Corp. Revenue, St Joseph’s Hospital Health Center Project—Series A 5.000%, 07/01/2019	107,455
225,000	Town of Ramapo, Bond Anticipation Notes—Series B 4.000%, 05/27/2015 (a)(b)	226,766
200,000	TSASC, Inc.—Series 1 5.000%, 06/01/2026 (a)	194,346
		1,268,308
Ohio—6.0%
250,000	Buckeye Ohio Tobacco Settlement Financing Authority Revenue—Series A 5.125%, 06/01/2024 (a)	208,288
400,000	City of Cleveland, Airport Special Revenue Bonds, Continental Airlines, Inc. 5.375%, 09/15/2027	401,148
230,000	City of Cleveland, Airport Special Revenue, Continental Airlines, Inc. 5.700%, 12/01/2019	231,247
200,000	Ohio Air Quality Development Authority Revenue, AK Steel Corp. Project 6.750%, 06/01/2024 (a)	204,092
200,000	Ohio Air Quality Development Authority Revenue, Pollution Control, FirstEnergy Nuclear Generation Project—Series C 3.950%, 11/01/2032 (Putable on 05/01/2020) (c)	209,652

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
October 31, 2014

Principal Amount	Security Description	Value

Municipal Bonds—continued
Ohio—continued
$265,000	Southeastern Ohio Port Authority Revenue, Refunding & Improvement, Memorial Health System 5.000%, 12/01/2016	$278,072
		1,532,499
Oklahoma—0.4%
95,000	Tulsa Industrial Authority Revenue—Series A (CS: NATL-RE) 6.000%, 10/01/2016	97,005
Oregon—0.8%
100,000	Hospital Facilities Authority of Multnomah County Oregon Revenue, Mirabella At South Waterfront Poject—Series A 5.000%, 10/01/2019	107,170
100,000	Hospital Facilities Authority of Multnomah County Oregon Revenue, Mirabella At South Waterfront Project—Series A 5.000%, 10/01/2024 (a)	105,429
		212,599
Pennsylvania—3.8%
50,000	Allegheny County Industrial Development Authority Revenue, Environmental Improvement Revenue Bonds, US Steel Corp. 6.500%, 05/01/2017	54,079
100,000	Indiana County Hospital Authority Revenue, Regional Medical Center—Series A 5.000%, 06/01/2023 (a)	113,159
200,000	Pennsylvania Economic Development Financing Authority Revenue, Colver Project—Series F (CS: AMBAC) 5.000%, 12/01/2015	205,490
380,000	Philadelphia Hospitals & Higher Education Facilities Authority, Refunding-Temple University Health System—Series B 5.500%, 07/01/2026 (a)	400,775
200,000	Pottsville Hospital Facilities Authority, Schuylkill Health System Project 5.750%, 07/01/2022 (a)	208,268
		981,771
Puerto Rico—10.2%
15,000	Commonwealth of Puerto Rico, General Obligation Bonds (CS: Assured Guaranty Municipal) 5.250%, 07/01/2016	15,650
100,000	Commonwealth of Puerto Rico, General Obligation Bonds (CS: NATL-RE) 6.000%, 07/01/2015	102,251
Principal Amount	Security Description	Value

Municipal Bonds—continued
Puerto Rico—continued
$150,000	Commonwealth of Puerto Rico, General Obligation Bonds (CS: NATL-RE) 6.000%, 07/01/2016	$157,183
300,000	Commonwealth of Puerto Rico, Public Improvement—Series A (CS: Assured Guaranty Municipal) 5.000%, 07/01/2017 (a)	313,941
425,000	Commonwealth of Puerto Rico, Public Improvement—Series A (CS: NATL-RE) 5.500%, 07/01/2016	441,949
150,000	Commonwealth of Puerto Rico, Public Improvement—Series A (CS: NATL-RE) 5.500%, 07/01/2018	157,521
285,000	Government Development Bank for Puerto Rico Revenue (CS: NATL-RE) 4.750%, 12/01/2015 (a)	291,147
200,000	Puerto Rico Electric Power Authority Revenue Bonds—Series LL (CS: NATL-RE) 5.500%, 07/01/2017	207,936
430,000	Puerto Rico Highways & Transportation Authority Revenue (CS: FGIC) 5.250%, 07/01/2015 (a)	333,706
280,000	Puerto Rico Highways & Transportation Authority Revenue (CS: NATL-RE) 5.500%, 07/01/2015	285,457
5,000	Puerto Rico Highways & Transportation Authority Revenue—Series W (CS: NATL-RE) 5.500%, 07/01/2015	5,097
195,000	Puerto Rico Industrial Development Company Revenue—Series B (CS: NATL-RE) 5.375%, 07/01/2016	195,287
120,000	Puerto Rico Public Buildings Authority Revenue, Government Facilities—Series C 5.750%, 07/01/2018	102,521
		2,609,646
Rhode Island—0.7%
100,000	Rhode Island Health & Educational Building Corp. Revenue, Hospital Financing-Care New England—Series A 5.000%, 09/01/2021 (a)	109,219
70,000	Rhode Island Tobacco Settlement Financing Corp. Revenue—Series 2002-A, Class A 6.000%, 06/01/2023 (a)	70,412
		179,631

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
October 31, 2014

Principal Amount	Security Description	Value

Municipal Bonds—continued
South Carolina—0.3%
$65,000	South Carolina Jobs-Economic Development Authority Revenue, Palmetto Health 5.000%, 08/01/2019	$74,247
Tennessee—1.5%
345,000	Tennessee Energy Acquisition Corp. Revenue—Series A (CS: Goldman Sachs & Co.) 5.250%, 09/01/2018 (a)	388,767
Texas—5.6%
175,000	City of Houston Airport System Revenue, Special Facilities Continental Airlines—Series B 6.125%, 07/15/2017 (a)	175,306
200,000	City of Houston Airport System, United Air lines, Inc. Terminal E Project 4.500%, 07/01/2020	212,282
75,000	Decatur Hospital Authority Revenue, Wise Regional Health System.—Series A 5.000%, 09/01/2023 (a)	82,932
185,000	Harris County Cultural Education Facilities Finance Corp. Revenue, Willow Winds Project—Series A 5.000%, 10/01/2023 (a)	212,942
150,000	Red River Health Facilities Development Corp. Revenue, TEMPS-MRC Crossings Project—Series B-1 6.125%, 11/15/2020	151,907
100,000	Red River Health Facilities Development Corp. Revenue, TEMPS-MSC Crossings Project—Series B-2 5.000%, 11/15/2019	100,960
80,000	SA Energy Acquisition Public Facility Corp. Revenue, Gas Supply Revenue (CS: Goldman Sachs & Co.) 5.500%, 08/01/2022	94,505
50,000	SA Energy Acquisition Public Facility Corp. Revenue, Gas Supply Revenue (CS: Goldman Sachs & Co.) 5.500%, 08/01/2023 (a)	59,375
200,000	Texas Municipal Gas Acquisition & Supply Corp. I Revenue, Sr. Lien—Series D (CS: Merrill Lynch) 6.250%, 12/15/2026 (a)	246,762
100,000	Texas Public Finance Authority, Refunding, Southern University Financing System 5.000%, 11/01/2021 (a)	112,727
		1,449,698
Principal Amount	Security Description	Value

Municipal Bonds—continued
Utah—1.9%
$205,000	Utah Charter School Finance Authority Revenue, George Washington Academy—Series A 6.375%, 07/15/2018	$218,258
275,000	Utah County Environmental Improvement Revenue, US Corp. Project 5.375%, 11/01/2015	283,302
		501,560
Vermont—1.6%
400,000	Vermont Student Assistance Corp. Education Loan Revenue—Series A 3.000%, 06/15/2019 (a)	406,556
Washington—2.5%
230,000	Washington Housing Finance Commission Revenue, Presbyterian Retirement Communities Northwest Project 5.000%, 01/01/2023 (a)	243,071
400,000	Washington Housing Finance Commission, Rockwood Retirement Communities Project—Series B-1 5.875%, 01/01/2021 (b)	400,724
		643,795
Wisconsin—4.4%
215,000	Public Finance Authority Revenue, Senior Living Rose Villa Project—Series B 4.500%, 11/15/2020	218,064
650,000	Wisconsin Health & Educational Facilities Authority Revenue, Fort Healthcare, Inc., Project 5.375%, 05/01/2018 (a)	652,080
225,000	Wisconsin Public Finance Authority Revenue, Roseman University of Health Sciences Project 5.000%, 04/01/2022 (a)	248,541
		1,118,685
	Total Municipal Bonds (Cost $27,005,544)	27,626,777

Shares
Money Market Funds—0.0% (d)
114	Federated Municipal Obligation Fund, 0.01%	114
	Total Money Market Funds (Cost $114)	114
Total Investments (Cost $27,005,658)—107.6%		27,626,891
Liabilities in Excess of Other Assets—(7.6)%		(1,953,822)
TOTAL NET ASSETS 100.0%		$25,673,069

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
October 31, 2014

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security has been designated as collateral for the line of credit.
(b)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 6.7% of the Fund’s net assets.
(c)	Variable Rate Security-The rate reported is the rate in effect as of October 31, 2014.
(d)	Amount is less than 0.05%.

AMBAC—American Municipal Bond Assurance Corp.

CS—Credit Support

FGIC—Federal Guaranty Insurance Co.

NATL-RE—Reinsurance provided by National Public Finance Guarantee Corp.

XLCA—XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
October 31, 2014

	Dynamic	Accelerating	Financial
	Dividend	Dividend	Services
	Fund	Fund	Fund
ASSETS:
Investments, at value(1)	$212,565,858	$5,341,248	$32,940,056
Foreign currencies, at value(2)	—	13,809	119
Cash	—	645	—
Receivable from investment securities sold	5,727,824	241,139	7,137,382
Dividends and interest receivable	1,306,691	9,529	16,247
Receivable from capital shares issued	75,009	200	85,155
Unrealized appreciation on forward currency contracts	2,888,889	—	—
Due from Adviser	32,064	3,391	—
Prepaid expenses and other assets	47,928	4,348	4,087
Total assets	222,644,263	5,614,309	40,183,046

LIABILITIES:
Payable for investment securities purchased	1,327,349	239,934	1,763,814
Payable for distributions to shareholders	362,289	1,640	—
Payable to custodian	3	—	—
Unrealized depreciation on forward currency contracts	59,074	—	—
Payable for capital shares redeemed	310,389	218	15,110
Accrued expenses and other liabilities:
Investment advisory fees	177,191	4,333	31,489
Line of credit	5,310,505	—	2,093,754
Distribution fees	5,443	1,576	3,381
Trustee fees	27,698	543	2,392
Other	409,900	15,548	10,402
Total liabilities	7,989,841	263,792	3,920,342
Net Assets	$214,654,422	$5,350,517	$36,262,704

NET ASSETS REPRESENTED BY:
Paid-in-capital	$1,315,155,976	$4,233,629	$32,197,668
Undistributed (accumulated) net investment income (loss)	(806,054)	37,167	13,349
Accumulated net realized gain (loss) from investments and foreign currency transactions	(1,123,606,120)	274,380	(5,936)
Net unrealized appreciation/(depreciation) on:
Investments	21,116,627	805,411	4,058,004
Foreign currency translations	2,793,993	(70)	(381)
Net Assets	$214,654,422	$5,350,517	$36,262,704

Net asset value
Institutional Class
Net assets	$210,435,537	$4,485,581	$27,994,714
Shares outstanding	54,993,354	282,379	2,077,529
Net asset value, offering price and redemption price per share*	$3.83	$15.88	$13.48
Class A
Net assets	$4,218,885	$864,936	$8,267,990
Shares outstanding	1,101,455	54,471	617,635
Net asset value per share	$3.83	$15.88	$13.39
Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$4.05	$16.80	$14.17
* If applicable, redemption price per share may be reduced by a redemption fee.
(1) Total cost of investments	$191,449,231	$4,535,837	$28,882,052
(2) Cost of foreign currencies	$—	$13,809	$119

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities—Continued
October 31, 2014

	Small Cap	Transformations	Equity Income
	Fund	Fund	Fund
ASSETS:
Investments, at value(1)	$14,920,318	$8,873,372	$81,346,358
Cash	540	106	755
Receivable from investment securities sold	213,293	2,545	—
Dividends and interest receivable	798	2,036	265,995
Receivable from capital shares issued	9,387	—	—
Due from Adviser	3,928	3,917	—
Prepaid expenses and other assets	33,306	8,132	15,894
Total assets	15,181,570	8,890,108	81,629,002

LIABILITIES:
Payable for investment securities purchased	218,890	697,099	165,627
Payable for capital shares redeemed	117,626	—	—
Accrued expenses and other liabilities:
Investment advisory fees	12,108	6,504	66,361
Distribution fees	1,163	891	7,212
Trustee fees	1,423	843	7,857
Other	19,571	16,482	23,436
Total liabilities	370,781	721,819	270,493
Net Assets	$14,810,789	$8,168,289	$81,358,509

NET ASSETS REPRESENTED BY:
Paid-in-capital	$23,712,811	$5,678,021	$63,245,051
Undistributed (accumulated) net investment income (loss)	(96,032)	—	—
Accumulated net realized gain (loss) from investments and foreign currency transactions	(7,834,503)	317,994	109,478
Net unrealized appreciation/(depreciation) on:
Investments	(971,478)	2,172,298	18,003,980
Foreign currency translations	(9)	(24)	—
Net Assets	$14,810,789	$8,168,289	$81,358,509

Net asset value
Institutional Class
Net assets	$13,589,478	$8,007,259	$77,716,048
Shares outstanding	964,827	540,922	5,609,872
Net asset value, offering price and redemption price per share*	$14.08	$14.80	$13.85
Class A
Net assets	$1,221,311	$161,030	$3,642,461
Shares outstanding	87,383	10,969	263,157
Net asset value per share	$13.98	$14.68	$13.84
Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$14.79	$15.53	$14.65
* If applicable, redemption price per share may be reduced by a redemption fee.
(1) Total cost of investments	$15,891,796	$6,701,074	$63,342,378

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities—Continued
October 31, 2014

	Ultra Short
	Municipal	Municipal	High Yield
	Income	Money Market	Managed Duration
	Fund	Fund	Municipal Fund
ASSETS:
Investments, at value(1)	$1,138,110,413	$116,603,744	$27,626,891
Cash	—	6	—
Dividends and interest receivable	3,279,728	68,881	424,100
Receivable from capital shares issued	1,819,666	123,014	—
Due from Adviser	443,434	45,841	8,758
Prepaid expenses and other assets	112,665	22,617	1,437
Total assets	1,143,765,906	116,864,103	28,061,186

LIABILITIES:
Payable for investment securities purchased	62,396,921	—	200,472
Payable for distributions to shareholders	—	—	1,665
Payable for capital shares redeemed	766,960	600	410
Accrued expenses and other liabilities:
Investment advisory fees	691,189	45,056	16,300
Line of credit	—	—	2,119,734
Distribution fees	86,616	—	362
Other	720,234	35,896	49,174
Total liabilities	64,661,920	81,552	2,388,117
Net Assets	$1,079,103,986	$116,782,551	$25,673,069

NET ASSETS REPRESENTED BY:
Paid-in-capital	$1,079,415,022	$116,782,559	$25,035,521
Undistributed (accumulated) net investment income (loss)	6	—	97
Accumulated net realized gain (loss) from investments and foreign currency transactions	(423,701)	(8)	16,218
Net unrealized appreciation/(depreciation) on:
Net unrealized appreciation on investments	112,659	—	621,233
Foreign currency translations	—	—	—
Net Assets	$1,079,103,986	$116,782,551	$25,673,069

Net asset value
Institutional Class
Net assets	$831,505,258	$—	$25,566,008
Shares outstanding	82,831,379	—	2,484,593
Net asset value, offering price and redemption price per share*	$10.04	$—	$10.29
Class A
Net assets	$247,598,728	$—	$107,061
Shares outstanding	24,525,305	—	10,408
Net asset value per share	$10.10	$—	$10.29
Maximum offering price per share (net asset value plus sales charge of 0.5%, —, 2.50%, respectively, of offering price)	$10.15	$—	$10.55
Investor Class
Net Assets	$—	$116,782,551	$—
Shares outstanding	—	116,785,227	—
Net asset value, offering price and redemption price per share*	$—	$1.00	$—
* If applicable, redemption price per share may be reduced by a redemption fee.
(1) Total cost of investments	$1,137,997,754	$116,603,744	$27,005,658

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations
For the year ended October 31, 2014

	Dynamic	Accelerating	Financial
	Dividend	Dividend	Services
	Fund	Fund	Fund
INVESTMENT INCOME:
Dividend income	$16,149,979	$241,036	$621,358
Less: Foreign taxes withheld	(640,091)	(15,545)	(32,410)
Interest income	—	22	236
Total investment income	15,509,888	225,513	589,184

EXPENSES:
Investment advisory fee (Note 6)	2,322,998	49,409	463,312
Transfer agent fees	475,296	9,416	29,501
Distribution fees - Class A (Note 5)	8,841	2,103	24,788
Administration fee (Note 6)	64,660	1,285	12,302
Registration and filing fees	29,515	20,343	44,930
Audit and tax fees	89,939	17,327	22,711
Accounting and custody fees	63,599	4,840	14,943
Printing and mailing fees	78,704	2,443	7,258
Trustee fees	58,800	1,205	7,342
Legal fees	49,705	597	5,003
Interest (Note 2)	71,347	67	13,636
Other fees	49,549	4,370	7,974
Total expenses	3,362,953	113,405	653,700
Less: Fee waivers and/or expense reimbursements (Note 6)	(146,717)	(44,557)	—
Net expenses	3,216,236	68,848	653,700
Net investment income (loss)	12,293,652	156,665	(64,516)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) from:
Investments	14,026,882	304,552	471,953
Foreign currency transactions	(511,719)	(320)	(16,673)
Net realized gain (loss) from investments and foreign currency	13,515,163	304,232	455,280
Change in net unrealized appreciation/(depreciation) on:
Investments	(10,709,233)	96,713	2,521,766
Foreign currency translations	2,986,063	(85)	(399)
Change in net unrealized appreciation/(depreciation) on investments and foreign currency	(7,723,170)	96,628	2,521,367
Net gain on investments and foreign currency	5,791,993	400,860	2,976,647
Increase in net assets from operations	$18,085,645	$557,525	$2,912,131

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations—Continued
For the year ended October 31, 2014

	Small Cap	Transformations	Equity Income
	Fund	Fund	Fund
INVESTMENT INCOME:
Dividend income	$89,665	$88,808	$1,649,320
Less: Foreign taxes withheld	(2,048)	(1,934)	(9,765)
Interest income	27	63	459,997
Total investment income	87,644	86,937	2,099,552

EXPENSES:
Investment advisory fee (Note 6)	139,963	79,391	763,056
Transfer agent fees	14,522	7,040	13,427
Distribution fees - Class A (Note 5)	1,648	378	6,756
Administration fee (Note 6)	3,701	2,085	20,118
Registration and filing fees	23,582	26,323	29,493
Audit and tax fees	19,561	18,080	34,903
Accounting and custody fees	5,486	5,902	11,112
Printing and mailing fees	6,625	1,988	16,646
Trustee fees	3,185	1,882	17,610
Legal fees	4,240	2,520	12,682
Interest (Note 2)	39	24	—
Other fees	5,750	4,894	15,902
Total expenses	228,302	150,507	941,705
Less: Fee waivers and/or expense reimbursements (Note 6)	(37,668)	(42,929)	—
Net expenses	190,634	107,578	941,705
Net investment income (loss)	(102,990)	(20,641)	1,157,847

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) from:
Investments	4,761,998	339,508	631,064
Foreign currency transactions	(965)	(69)	(499)
Net realized gain (loss) from investments and foreign currency	4,761,033	339,439	630,565
Change in net unrealized appreciation/(depreciation) on:
Investments	(4,965,266)	593,678	7,449,965
Foreign currency translations	(9)	(23)	6
Change in net unrealized appreciation/(depreciation) on investments and foreign currency	(4,965,275)	593,655	7,449,971
Net gain (loss) on investments and foreign currency	(204,242)	933,094	8,080,536
Increase (decrease) in net assets from operations	$(307,232)	$912,453	$9,238,383

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations—Continued
For the year ended October 31, 2014

	Ultra Short	Municipal	High Yield
	Municipal	Money	Managed
	Income	Market	Duration
	Fund	Fund	Municipal Fund
INVESTMENT INCOME:
Interest income	$12,111,357	$436,994	$998,721
Total investment income	12,111,357	436,994	998,721

EXPENSES:
Investment advisory fee (Note 6)	8,565,656	671,850	164,227
Transfer agent fees	766,255	29,431	3,202
Distribution fees - Class A (Note 5)	654,175	—	258
Administration fee (Note 6)	310,057	42,003	5,620
Registration and filing fees	102,898	28,493	44,529
Audit and tax fees	100,584	20,747	12,333
Accounting and custody fees	130,976	25,749	1,898
Printing and mailing fees	87,208	13,544	11,471
Trustee fees	77,933	9,631	1,323
Legal fees	62,908	14,839	16,458
Interest (Note 2)	—	—	2,743
Insurance fees	66,000	7,850	—
Compliance fees	43,747	2,284	—
Other fees	5,488	1,614	20,445
Total expenses	10,973,885	868,035	284,507
Less: Fee waivers and/or expense reimbursements (Note 6)	(4,223,255)	(467,008)	(106,330)
Net expenses	6,750,630	401,027	178,177
Net investment income	5,360,727	35,967	820,544

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investments	64,603	(8)	21,557
Net realized gain (loss) from investments	64,603	(8)	21,557
Change in net unrealized appreciation on:
Investments	1,068,561	—	722,871
Net gain (loss) on investments	1,133,164	(8)	744,428
Increase in net assets from operations	$6,493,891	$35,959	$1,564,972

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Dynamic Dividend Fund
	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
OPERATIONS:
Net investment income	$12,293,652	$16,502,825
Net realized gain (loss) from:
Investments	14,026,882	25,360,454
Foreign currency transactions	(511,719)	(1,017,948)
Change in net unrealized appreciation/(depreciation) on:
Investments	(10,709,233)	4,231,571
Foreign currency translations	2,986,063	(259,908)
Increase in net assets from operations	18,085,645	44,816,994

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(14,153,741)	(23,127,472)
Distributions to Class A Shareholders:
From net investment income	(216,650)	(151,338)
Decrease in net assets from distributions to shareholders	(14,370,391)	(23,278,810)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	12,437,976	17,991,750
Dividends reinvested	9,778,810	15,480,325
Redemption fees	2,349	33,269
Cost of shares redeemed	(61,035,034)	(160,400,826)
Decrease in net assets from capital share transactions	(38,815,899)	(126,895,482)
Net decrease in net assets	(35,100,645)	(105,357,298)

NET ASSETS:
Beginning of year	249,755,067	355,112,365
End of year*	$214,654,422	$249,755,067
* Including undistributed (accumulated) net investment income (loss) of:	$(806,054)	$832,973

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Accelerating Dividend Fund
	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
OPERATIONS:
Net investment income	$156,665	$126,615
Net realized gain (loss) from:
Investments	304,552	164,582
Foreign currency transactions	(320)	112
Change in net unrealized appreciation/(depreciation) on:
Investments	96,713	442,811
Foreign currency translations	(85)	15
Increase in net assets from operations	557,525	734,135

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(137,419)	(122,021)
From net realized gain on investments	(130,272)	(42,591)
Distributions to Class A Shareholders:
From net investment income	(24,801)	(22,139)
From net realized gain on investments	(36,437)	(4,715)
Decrease in net assets from distributions to shareholders	(328,929)	(191,466)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	2,365,706	2,288,600
Dividends reinvested	280,216	170,647
Redemption fees	3,169	7,462
Cost of shares redeemed	(1,861,266)	(1,087,467)
Increase in net assets from capital share transactions	787,825	1,379,242
Net increase in net assets	1,016,421	1,921,911

NET ASSETS:
Beginning of year	4,334,096	2,412,185
End of year*	$5,350,517	$4,334,096
* Including undistributed net investment income of:	$37,167	$17,527

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Financial Services Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
OPERATIONS:
Net investment loss	$(64,516)	$(42,746)
Net realized gain (loss) from:
Investments	471,953	1,429,369
Foreign currency transactions	(16,673)	(9,724)
Change in net unrealized appreciation/(depreciation) on:
Investments	2,521,766	3,450,666
Foreign currency translations	(399)	8,148
Increase in net assets from operations	2,912,131	4,835,713

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(7,300)	—
Decrease in net assets from distributions to shareholders	(7,300)	—

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	57,960,341	13,458,721
Dividends reinvested	6,073	—
Redemption fees	7,986	33,010
Cost of shares redeemed	(45,495,693)	(7,696,853)
Increase in net assets from capital share transactions	12,478,707	5,794,878
Net increase in net assets	15,383,538	10,630,591

NET ASSETS:
Beginning of year	20,879,166	10,248,575
End of year*	$36,262,704	$20,879,166
* Including undistributed (accumulated) net investment income (loss) of:	$13,349	$(40,019)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Small Cap Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
OPERATIONS:
Net investment loss	$(102,990)	$(113,092)
Net realized gain (loss) from:
Investments	4,761,998	1,354,497
Foreign currency transactions	(965)	(10)
Change in net unrealized appreciation/(depreciation) on:
Investments	(4,965,266)	1,434,422
Foreign currency translations	(9)	—
Increase (decrease) in net assets from operations	(307,232)	2,675,817

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	5,361,545	211,505
Redemption fees	642	302
Cost of shares redeemed	(2,646,234)	(1,473,954)
Increase (decrease) in net assets from capital share transactions	2,715,953	(1,262,147)
Net increase in net assets	2,408,721	1,413,670

NET ASSETS:
Beginning of year	12,402,068	10,988,398
End of year*	$14,810,789	$12,402,068
* Including accumulated net investment loss of:	$(96,032)	$(102,645)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Transformations Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
OPERATIONS:
Net investment loss	$(20,641)	$(5,670)
Net realized gain (loss) from:
Investments	339,508	1,055,030
Foreign currency transactions	(69)	(38)
Change in net unrealized appreciation/(depreciation) on:
Investments	593,678	692,115
Foreign currency translations	(23)	2
Increase in net assets from operations	912,453	1,741,439

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net realized gain on investments	(995,393)	(41,395)
Distributions to Class A Shareholders:
From net realized gain on investments	(18,923)	(722)
Decrease in net assets from distributions to shareholders	(1,014,316)	(42,117)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	140,312	85,651
Dividends reinvested	1,010,557	41,872
Redemption fees	—	754
Cost of shares redeemed	(165,899)	(716,428)
Increase (decrease) in net assets from capital share transactions	984,970	(588,151)
Net increase in net assets	883,107	1,111,171

NET ASSETS:
Beginning of year	7,285,182	6,174,011
End of year*	$8,168,289	$7,285,182
* Including accumulated net investment loss of:	$—	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Equity Income Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
OPERATIONS:
Net investment income	$1,157,847	$977,297
Net realized gain (loss) from:
Investments	631,064	3,555,893
Foreign currency transactions	(499)	242
Change in net unrealized appreciation/(depreciation) on:
Investments	7,449,965	2,295,367
Foreign currency translations	6	8
Increase in net assets from operations	9,238,383	6,828,807

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(1,153,567)	(1,023,608)
From net realized gain on investments	(88,806)	—
Distributions to Class A Shareholders:
From net investment income	(35,727)	(1,443)
From net realized gain on investments	(3,261)	—
Decrease in net assets from distributions to shareholders	(1,281,361)	(1,025,051)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	3,319,832	80,791
Dividends reinvested	1,215,129	1,001,145
Redemption fees	2	24
Cost of shares redeemed	(2,271,677)	(1,253,455)
Increase (decrease) in net assets from capital share transactions	2,263,286	(171,495)
Net increase in net assets	10,220,308	5,632,261

NET ASSETS:
Beginning of year	71,138,201	65,505,940
End of year*	$81,358,509	$71,138,201
* Including undistributed net investment income of:	$—	$45,359

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Ultra Short Municipal Income Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
OPERATIONS:
Net investment income	$5,360,727	$7,288,766
Net realized gain (loss) from investments	64,603	(421,076)
Change in unrealized appreciation (depreciation) on investments	1,068,561	(1,994,222)
Increase in net assets from operations	6,493,891	4,873,468

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(4,631,945)	(6,172,993)
Distributions to Class A Shareholders:
From net investment income	(728,776)	(1,119,016)
Decrease in net assets from distributions to shareholders	(5,360,721)	(7,292,009)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	513,952,342	646,453,903
Dividends reinvested	4,202,899	5,415,059
Redemption fees	17,923	41,661
Cost of shares redeemed	(678,688,579)	(1,230,093,080)
Decrease in net assets from capital share transactions	(160,515,415)	(578,182,457)
Net decrease in net assets	(159,382,245)	(580,600,998)

NET ASSETS:
Beginning of year	1,238,486,231	1,819,087,229
End of year*	$1,079,103,986	$1,238,486,231
* Including undistributed net investment income of:	$6	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Municipal Money Market Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
OPERATIONS:
Net investment income	$35,967	$86,557
Net realized loss from investments	(8)	—
Increase in net assets from operations	35,959	86,557

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(35,967)	(86,557)
Decrease in net assets from distributions to shareholders	(35,967)	(86,557)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	134,049,821	145,994,821
Dividends reinvested	27,008	65,951
Cost of shares redeemed	(187,707,114)	(204,289,468)
Decrease in net assets from capital share transactions	(53,630,285)	(58,228,696)
Net decrease in net assets	(53,630,293)	(58,228,696)

NET ASSETS:
Beginning of year	170,412,844	228,641,540
End of year*	$116,782,551	$170,412,844
* Including undistributed net investment income of:	$—	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	High Yield Managed Duration Municipal Fund
	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
OPERATIONS:
Net investment income	$820,544	$122,340
Net realized gain (loss) from investments	21,557	(5,339)
Change in unrealized appreciation (depreciation) on investments	722,871	(101,638)
Increase in net assets from operations	1,564,972	15,363

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(816,850)	(121,832)
Distributions to Class A Shareholders:
From net investment income	(3,597)	(508)
Decrease in net assets from distributions to shareholders	(820,447)	(122,340)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	4,106,000	20,000,020
Dividends reinvested	809,176	122,340
Cost of shares redeemed	(2,015)	—
Increase in net assets from capital share transactions	4,913,161	20,122,360
Net increase in net assets	5,657,686	20,015,383

NET ASSETS:
Beginning of period	20,015,383	—
End of period*	$25,673,069	$20,015,383
* Including undistributed net investment income of:	$97	$—

(a)	Commenced operations on June 3, 2013.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights

(For a share outstanding throughout each year)

	Dynamic Dividend Fund
	Years Ended October 31,
	2014	2013	2012	2011	2010
Institutional Class:
Net asset value per share, beginning of year	$3.77	$3.49	$3.84	$4.48	$4.78
Income from investment operations:
Net investment income	0.21	0.22	0.50	0.49	0.56
Net realized and unrealized gain (loss)	0.09	0.34	(0.35)	(0.59)	0.00 (a)
Total from investment operations	0.30	0.56	0.15	(0.10)	0.56
Redemption fees	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Less distributions:
From net investment income	(0.24)	(0.28)	(0.50)	(0.54)	(0.86)
Total distributions	(0.24)	(0.28)	(0.50)	(0.54)	(0.86)
Net asset value per share, end of year	$3.83	$3.77	$3.49	$3.84	$4.48
Total return	8.09%	17.02%	4.46%	(3.48)%	12.72%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$210,436	$247,276	$353,501	$460,466	$628,844
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (b)	1.44%	1.43%	1.28%	1.21%	1.21%
After waivers and/or expense reimbursements (c)	1.38%	1.38%	—%	—%	—%
Ratio of net investment income to average net assets	5.30%	5.78%	13.17%	10.39%	12.85%
Portfolio turnover (d)	81%	197%	258%	358%	506%

(a)	The amount is less than $0.005 per share.
(b)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.41%, 1.40%, 1.27%, 1.18% and 1.18% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(c)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.35% and 1.35% for the years ended October 31, 2014 and 2013, respectively.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Dynamic Dividend Fund
	Years Ended October 31,		Period Ended October 31,
	2014	2013	2012 (a)
Class A:
Net asset value per share, beginning of period	$3.77	$3.49	$3.61
Income from investment operations:
Net investment income	0.17	0.23	0.35
Net realized and unrealized gain (loss)	0.12	0.33	(0.06)
Total from investment operations	0.29	0.56	0.29
Redemption fees	0.00 (b)	0.00 (b)	0.00	(b)
Less distributions:
From net investment income	(0.23)	(0.28)	(0.41)
Total distributions	(0.23)	(0.28)	(0.41)
Net asset value per share, end of period	$3.83	$3.77	$3.49
Total return	7.83%	16.73%	8.36	%(c)
Ratios/Supplemental Data
Net Assets at end of period (000)	$4,219	$2,479	$1,612
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (d)	1.69%	1.68%	1.56	%(e)
After waivers and/or expense reimbursements (f)	1.63%	1.63%	—%
Ratio of net investment income to average net assets	4.51%	5.38%	8.02	%(e)
Portfolio turnover (g)	81%	197%	258%

(a)	Class A commenced operations on December 30, 2011.
(b)	The amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.66% and 1.65% for the years ended October 31, 2014 and 2013, respectively, and 1.55% for the period ended October 31, 2012.
(e)	Annualized.
(f)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.60% and 1.60% for the years ended October 31, 2014 and 2013, respectively.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each year)

	Accelerating Dividend Fund
	Years Ended October 31,
	2014	2013	2012	2011	2010
Institutional Class:
Net asset value per share, beginning of year	$15.19	$12.88	$12.83	$12.80	$11.48
Income from investment operations:
Net investment income	0.49	0.51	0.62	0.51	0.51
Net realized and unrealized gain	1.29	2.65	0.73	0.32	1.29
Total from investment operations	1.78	3.16	1.35	0.83	1.80
Redemption fees	0.01	0.03	—	0.00 (a)	0.00 (a)
Less distributions:
From net investment income	(0.51)	(0.64)	(0.50)	(0.58)	(0.45)
From net realized gains	(0.59)	(0.24)	(0.80)	(0.22)	(0.03)
Total distributions	(1.10)	(0.88)	(1.30)	(0.80)	(0.48)
Net asset value per share, end of year	$15.88	$15.19	$12.88	$12.83	$12.80
Total return	12.25%	25.94%	11.28%	6.43%	16.06%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$4,486	$3,418	$2,155	$3,218	$2,393
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (b)	2.25%	3.43%	3.26%	2.64%	2.70%
After waivers and/or expense reimbursements (c)	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets	3.33%	3.94%	4.52%	4.09%	4.85%
Portfolio turnover (d)	78%	86%	73%	137%	225%

(a)	The amount is less than $0.005 per share.
(b)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 2.25%, 3.43%, 3.26%, 2.64% and 2.70% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(c)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.35%, 1.35%, 1.35%, 1.35% and 1.35% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Accelerating Dividend Fund
	Years Ended October 31,		Period Ended October 31,
	2014	2013	2012 (a)
Class A:
Net asset value per share, beginning of period	$15.18	$12.88	$12.02
Income from investment operations:
Net investment income	0.38	0.63	0.31
Net realized and unrealized gain	1.37	2.48	0.92
Total from investment operations	1.75	3.11	1.23
Redemption fees	0.01	0.04	—
Less distributions:
From net investment income	(0.47)	(0.61)	(0.37)
From net realized gains	(0.59)	(0.24)	—
Total distributions	(1.06)	(0.85)	(0.37)
Net asset value per share, end of period	$15.88	$15.18	$12.88
Total return	12.04%	25.55%	10.29	%(b)
Ratios/Supplemental Data
Net Assets at end of period (000)	$865	$917	$257
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	2.50%	3.68%	3.83	%(d)
After waivers and/or expense reimbursements (e)	1.60%	1.60%	1.60	%(d)
Ratio of net investment income to average net assets	2.41%	3.72%	2.71	%(d)
Portfolio turnover (f)	78%	86%	73%

(a)	Class A commenced operations on December 30, 2011.
(b)	Not annualized.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 2.50% and 3.68% for the years ended October 31, 2014 and 2013, respectively, and 3.83% for the period ended October 31, 2012.
(d)	Annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.60% and 1.60% for the years ended October 31, 2014 and 2013, respectively, and 1.60% for the period ended October 31, 2012.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Financial Services Fund
	Years Ended October 31,
	2014		2013	2012		2011	2010
Institutional Class:
Net asset value per share, beginning of year	$12.13		$8.77	$7.15		$7.69	$6.86
Income from investment operations:
Net investment income (loss)	(0.01)		(0.02)	(0.00	)(a)	0.02	(0.01)
Net realized and unrealized gain (loss)	1.36		3.36	1.64		(0.54)	0.84
Total from investment operations	1.35		3.34	1.64		(0.52)	0.83
Redemption fees	0.00	(a)	0.02	0.00	(a)	0.00 (a)	0.00 (a)
Less distributions:
From net investment income	(0.00	)(a)	—	—		(0.01)	—
Tax return of capital	—		—	(0.02)		(0.01)	—
Total distributions	—		—	(0.02)		(0.02)	—
Net asset value per share, end of year	$13.48		$12.13	$8.77		$7.15	$7.69
Total return	11.16%		38.31%	22.95%		(6.77)%	12.26%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$27,995		$13,561	$8,874		$6,251	$7,718
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (b)	1.36%		1.72%	1.94%		1.85%	1.85%
After waivers and/or expense reimbursements (c)	1.36%		1.36%	1.38%		1.44%	1.43%
Ratio of net investment income (loss) to average net assets	(0.08)%		(0.20)%	(0.16)%		0.30%	(0.09)%
Portfolio turnover (d)	131%		108%	120%		73%	133%

(a)	The amount is less than $0.005 per share.
(b)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.33%, 1.71%, 1.91%, 1.75% and 1.77% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(c)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.33%, 1.35%, 1.35%, 1.35% and 1.35% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Financial Services Fund
			Period
			Ended
	Years Ended October 31,		October 31,
	2014	2013	2012 (a)
Class A:
Net asset value per share, beginning of period	$12.08	$8.75	$6.90
Income from investment operations:
Net investment loss	(0.06)	(0.04)	(0.01)
Net realized and unrealized gain	1.37	3.35	1.86
Total from investment operations	1.31	3.31	1.85
Redemption fees	0.00 (b)	0.02	0.00	(b)
Net asset value per share, end of period	$13.39	$12.08	$8.75
Total return	10.84%	38.06%	26.81	%(c)
Ratios/Supplemental Data
Net Assets at end of period (000)	$8,268	$7,318	$1,375
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (e)	1.61%	1.97%	2.05	%(d)
After waivers and/or expense reimbursements (f)	1.61%	1.61%	1.53	%(d)
Ratio of net investment loss to average net assets	(0.36)%	(0.44)%	(0.50	)%(d)
Portfolio turnover (g)	131%	108%	120%

(a)	Class A commenced operations on December 30, 2011.
(b)	The amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.61% and 1.96% for the years ended October 31, 2014 and 2013, respectively, and 2.05% for the period ended October 31, 2012.
(f)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.61% and 1.60% for the years ended October 31, 2014 and 2013, respectively, and 1.53% for the period ended October 31, 2012.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Small Cap Fund
	Years Ended October 31,
	2014	2013	2012	2011	2010
Institutional Class:
Net asset value per share, beginning of year	$14.25	$11.33	$10.48	$10.14	$8.13
Income from investment operations:
Net investment loss	(0.09)	(0.14)	(0.13)	(0.11)	(0.10)
Net realized and unrealized gain (loss)	(0.08)	3.06	0.98	0.45	2.11
Total from investment operations	(0.17)	2.92	0.85	0.34	2.01
Redemption fees	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Net asset value per share, end of year	$14.08	$14.25	$11.33	$10.48	$10.14
Total return	(1.19)%	25.77%	8.11%	3.35%	24.72%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$13,589	$12,263	$10,877	$10,383	$11,847
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (b)	1.62%	1.80%	1.67%	1.59%	1.70%
After waivers and/or expense reimbursements (c)	1.35%	1.35%	1.36%	1.41%	1.44%
Ratio of net investment loss to average net assets	(0.73)%	(0.97)%	(1.07)%	(0.97)%	(1.01)%
Portfolio turnover (d)	171%	39%	29%	18%	22%

(a)	The amount is less than $0.005 per share.
(b)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.62%, 1.80%, 1.66%, 1.53% and 1.61% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(c)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.35%, 1.35%, 1.35%, 1.35% and 1.35% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Small Cap Fund
			Period
			Ended
	Years Ended October 31,		October 31,
	2014	2013	2012 (a)
Class A:
Net asset value per share, beginning of period	$14.18	$11.30	$10.17
Income from investment operations:
Net investment income (loss)	0.07	(0.16)	(0.14)
Net realized and unrealized gain (loss)	(0.27)	3.04	1.27
Total from investment operations	(0.20)	2.88	1.13
Redemption fees	0.00 (b)	0.00 (b)	—
Net asset value per share, end of period	$13.98	$14.18	$11.30
Total return	(1.41)%	25.49%	11.11	%(c)
Ratios/Supplemental Data
Net Assets at end of period (000)	$1,221	$139	$111
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	1.87%	2.05%	1.92	%(d)
After waivers and/or expense reimbursements	1.60%	1.60%	1.60	%(d)
Ratio of net investment loss to average net assets	(0.92)%	(1.22)%	(1.34	)%(d)
Portfolio turnover (e)	171%	39%	29%

(a)	Class A commenced operations on December 30, 2011.
(b)	The amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Transformations Fund
	Years Ended October 31,
	2014	2013	2012	2011	2010
Institutional Class:
Net asset value per share, beginning of year	$15.16	$11.73	$11.75	$10.30	$7.68
Income from investment operations:
Net investment loss	(0.04)	(0.02)	(0.07)	(0.07)	(0.06)
Net realized and unrealized gain	1.79	3.53	0.05	1.52	2.68
Total from investment operations	1.75	3.51	(0.02)	1.45	2.62
Redemption fees	—	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Less distributions:
From net realized gains	(2.11)	(0.08)	—	—	—
Total distributions	(2.11)	(0.08)	—	—	—
Net asset value per share, end of year	$14.80	$15.16	$11.73	$11.75	$10.30
Total return	12.57%	30.09%	(0.17)%	14.08%	34.11%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$8,007	$7,150	$6,070	$6,267	$5,294
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (b)	1.89%	2.24%	1.98%	1.68%	2.17%
After waivers and/or expense reimbursements (c)	1.35%	1.35%	1.35%	1.35%	1.37%
Ratio of net investment loss to average net assets	(0.26)%	(0.08)%	(0.58)%	(0.60)%	(0.68)%
Portfolio turnover (d)	50%	61%	63%	72%	52%

(a)	The amount is less than $0.005 per share.
(b)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.89%, 2.24%, 1.98%, 1.68% and 2.15% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(c)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.35%, 1.35%, 1.35%, 1.35% and 1.35% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Transformations Fund
			Period
			Ended
	Years Ended October 31,		October 31,
	2014	2013	2012 (a)
Class A:
Net asset value per share, beginning of period	$15.09	$11.70	$11.22
Income from investment operations:
Net investment loss	(0.07)	(0.04)	(0.09)
Net realized and unrealized gain	1.77	3.51	0.57
Total from investment operations	1.70	3.47	0.48
Redemption fees	—	0.00 (b)	0.00	(b)
Less distributions:
From net realized gains	(2.11)	(0.08)	—
Total distributions	(2.11)	(0.08)	—
Net asset value per share, end of period	$14.68	$15.09	$11.70
Total return	12.27%	29.82%	4.28	%(c)
Ratios/Supplemental Data
Net Assets at end of period (000)	$161	$135	$104
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (d)	2.14%	2.49%	2.27	%(e)
After waivers and/or expense reimbursements (f)	1.60%	1.60%	1.60	%(e)
Ratio of net investment loss to average net assets	(0.51)%	(0.33)%	(0.85	)%(e)
Portfolio turnover (g)	50%	61%	63%

(a)	Class A commenced operations on December 30, 2011.
(b)	The amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 2.14% and 2.49% for the years ended October 31, 2014 and 2013, respectively, and 2.27% for the period ended October 31, 2012.
(e)	Annualized.
(f)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.60% and 1.60% for the years ended October 31, 2014 and 2013, respectively, and 1.60% for the period ended October 31, 2012.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Equity Income Fund
	Years Ended October 31,
	2014	2013	2012	2011	2010
Institutional Class:
Net asset value per share, beginning of year	$12.49	$11.47	$10.61	$10.16	$8.88
Income from investment operations:
Net investment income	0.20	0.17	0.20	0.16	0.12
Net realized and unrealized gain	1.38	1.03	0.85	0.47	1.27
Total from investment operations	1.58	1.20	1.05	0.63	1.39
Redemption fees	0.00 (a)	0.00 (a)	—	0.00 (a)	0.00 (a)
Less distributions:
From net investment income	(0.20)	(0.18)	(0.19)	(0.18)	(0.11)
From net realized gains	(0.02)	—	—	—	—
Total distributions	(0.22)	(0.18)	(0.19)	(0.18)	(0.11)
Net asset value per share, end of year	$13.85	$12.49	$11.47	$10.61	$10.16
Total return	12.77%	10.56%	9.95%	6.19%	15.77%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$77,716	$71,018	$65,397	$61,701	$62,934
Ratio of total expenses to average net assets (b)	1.23%	1.28%	1.21%	1.16%	1.23%
Ratio of net investment income to average net assets	1.53%	1.43%	1.79%	1.46%	1.22%
Portfolio turnover (c)	59%	28%	36%	34%	16%

(a)	The amount is less than $0.005 per share.
(b)	Ratio of total expenses to average net assets excluding interest expense was 1.23%, 1.28%, 1.21%, 1.16% and 1.23% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	Equity Income Fund
			Period
			Ended
	Years Ended October 31,		October 31,
	2014	2013	2012 (a)
Class A:
Net asset value per share, beginning of period	$12.48	$11.47	$10.61
Income from investment operations:
Net investment income	0.15	0.14	0.14
Net realized and unrealized gain	1.40	1.02	0.85
Total from investment operations	1.55	1.16	0.99
Less distributions:
From net investment income	(0.17)	(0.15)	(0.13)
From net realized gains	(0.02)	—	—
Total distributions	(0.19)	(0.15)	(0.13)
Net asset value per share, end of period	$13.84	$12.48	$11.47
Total return	12.52%	10.20%	9.33	%(b)
Ratios/Supplemental Data
Net Assets at end of period (000)	$3,642	$120	$109
Ratio of total expenses to average net assets	1.48%	1.53%	1.47	%(c)
Ratio of net investment income to average net assets	1.22%	1.18%	1.49	%(c)
Portfolio turnover (d)	59%	28%	36%

(a)	Class A commenced operations on December 30, 2011.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Ultra Short Municipal Income Fund
	Years Ended October 31,
	2014	2013	2012	2011	2010
Institutional Class: (a)
Net asset value per share, beginning of year	$10.03	$10.05	$10.05	$10.05	$10.05
Income from investment operations:
Net investment income	0.05	0.06	0.10	0.19	0.13
Net realized and unrealized gain (loss)	0.01	(0.02)	0.00 (b)	0.00 (b)	0.00 (b)
Total from investment operations	0.06	0.04	0.10	0.19	0.13
Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Less distributions:
From net investment income	(0.05)	(0.06)	(0.10)	(0.19)	(0.13)
Total distributions	(0.05)	(0.06)	(0.10)	(0.19)	(0.13)
Net asset value per share, end of year	$10.04	$10.03	$10.05	$10.05	$10.05
Total return	0.63%	0.36%	0.95%	1.87%	1.31%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$831,505	$933,294	$1,375,490	$1,265,829	$1,146,333
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	0.90%	0.89%	0.84%	0.82%	0.78%
After waivers and/or expense reimbursements	0.53%	0.61%	0.65%	0.63%	0.53%
Ratio of net investment income to average net assets	0.53%	0.55%	0.95%	1.86%	1.29%
Portfolio turnover (c)	168%	185%	192%	174%	19%

(a)	Effective January 3, 2012, the share class was renamed Institutional Class.
(b)	The amount is less than $0.005 per share.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Ultra Short Municipal Income Fund
	Years Ended October 31,
	2014	2013	2012	2011	2010
Class A: (a)
Net asset value per share, beginning of year	$10.09	$10.10	$10.10	$10.10	$10.10
Income from investment operations:
Net investment income	0.03	0.03	0.07	0.16	0.10
Net realized and unrealized gain (loss)	0.01	(0.01)	0.00 (b)	0.00 (b)	0.01
Total from investment operations	0.04	0.02	0.07	0.16	0.11
Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Less distributions:
From net investment income	(0.03)	(0.03)	(0.07)	(0.16)	(0.11)
Total distributions	(0.03)	(0.03)	(0.07)	(0.16)	(0.11)
Net asset value per share, end of year	$10.10	$10.09	$10.10	$10.10	$10.10
Total return	0.38%	0.21%	0.70%	1.61%	1.05%
Ratios/Supplemental Data
Net Assets at end of year (000)	$247,599	$305,193	$443,598	$358,284	$292,565
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	1.15%	1.14%	1.09%	1.07%	1.03%
After waivers and/or expense reimbursements	0.78%	0.86%	0.90%	0.88%	0.78%
Ratio of net investment income to average net assets	0.28%	0.30%	0.67%	1.61%	1.04%
Portfolio turnover (c)	168%	185%	192%	174%	19%

(a)	Effective January 3, 2012, the share class was renamed Class A.
(b)	The amount is less than $0.005 per share.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Municipal Money Market Fund
	Years Ended October 31,
	2014		2013		2012		2011		2010
Investor Class: (a)
Net asset value per share, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations:
Net investment income	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)
Total from investment operations	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)
Less distributions:
From net investment income	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)
From net realized gains	—		—		—		(0.00	)(b)	—
Total distributions	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)
Net asset value per share, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return	0.02%		0.04%		0.10%		0.18%		0.20%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$116,783		$170,413		$228,642		$310,058		$470,169
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	0.58%		0.57%		0.56%		0.52%		0.48%
After waivers and/or expense reimbursements (d)	0.27%		0.32%		0.32%		0.38%		0.43%
Ratio of net investment income to average net assets	0.02%		0.04%		0.10%		0.18%		0.20%

(a)	Effective January 3, 2012, the Investor Class was renamed the Institutional Class and subsequently reverted to the Investor Class effective July 26, 2012.
(b)	The amount is less than $0.005 per share.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 0.58%, 0.57%, 0.56%, 0.52% and 0.48% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(d)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 0.27%, 0.32%, 0.32%, 0.38% and 0.43% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	High Yield Managed
	Duration Municipal Fund
	Year	Period
	Ended	Ended
	October 31,	October 31,
	2014	2013 (a)
Institutional Class:
Net asset value per share, beginning of period	$9.95	$10.00
Income from investment operations:
Net investment income	0.37	0.06
Net realized and unrealized gain (loss)	0.34	(0.05)
Total from investment operations	0.71	0.01
Less distributions:
From net investment income	(0.37)	(0.06)
Total distributions	(0.37)	(0.06)
Net asset value per share, end of period	$10.29	$9.95
Total return	7.32%	0.11	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$25,566	$19,915
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	1.30%	1.66	%(c)
After waivers and/or expense reimbursements	0.81%	0.74	%(c)
Ratio of net investment income to average net assets	3.75%	1.47	%(c)
Portfolio turnover (d)	62%	117%

(a)	Institutional Class commenced operations on June 3, 2013.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each period)

	High Yield Managed
	Duration Municipal Fund
	Year	Period
	Ended	Ended
	October 31,	October 31,
	2014	2013 (a)
Class A:
Net asset value per share, beginning of period	$9.95	$10.00
Income from investment operations:
Net investment income	0.35	0.05
Net realized and unrealized gain (loss)	0.34	(0.05)
Total from investment operations	0.69	0.00
Less distributions:
From net investment income	(0.35)	(0.05)
Total distributions	(0.35)	(0.05)
Net asset value per share, end of period	$10.29	$9.95
Total return	7.08%	0.01	%(b)
Ratios/Supplemental Data
Net Assets at end of period (000)	$107	$100
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	1.55%	1.91	%(c)
After waivers and/or expense reimbursements	1.06%	0.99	%(c)
Ratio of net investment income to average net assets	3.49%	1.21	%(c)
Portfolio turnover (d)	62%	117%

(a)	Class A commenced operations on June 3, 2013.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Notes to Financial Statements
October 31, 2014

1.	Organization:

Alpine Series Trust (the “Series Trust”) was organized in 2001 as a Delaware Statutory Trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Alpine Income Trust (the “Income Trust”) was organized in 2002 as a Delaware Statutory Trust and is registered under the 1940 Act, as an open-end management investment company. The Alpine Dynamic Dividend Fund, Alpine Accelerating Dividend Fund, Alpine Financial Services Fund, Alpine Small Cap Fund (formerly the Alpine Innovators Fund), Alpine Transformations Fund and Alpine Equity Income Fund (formerly the Alpine Foundation Fund) are six separate series of the Series Trust. The Alpine Ultra Short Municipal Income Fund (formerly the Alpine Ultra Short Tax Optimized Income Fund), Alpine Municipal Money Market Fund and Alpine High Yield Managed Duration Municipal Fund are three separate series of the Income Trust. The Alpine Dynamic Dividend Fund, Alpine Accelerating Dividend Fund, Alpine Financial Services Fund, Alpine Small Cap Fund, Alpine Transformations Fund, Alpine Equity Income Fund, Alpine Municipal Money Market Fund, Alpine Ultra Short Municipal Income Fund and Alpine High Yield Managed Duration Municipal Fund (individually referred to as a “Fund” and collectively, “the Funds”) are diversified funds. Alpine Woods Capital Investors, LLC (the “Adviser”) is a Delaware limited liability company and serves as the investment manager to the Funds. The Funds offer Institutional Class and Class A shares (except for Money Market Municipal Fund, which only has Investor Class shares). Institutional Class and Investor Class shares are sold without a sales charge. Class A shares have an initial sales charge which may be waived under certain conditions as described in the Funds’ prospectus. Class A shares may be subject to a Contingent Deferred Sales Charges (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. All shares of the Funds have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote, to participate equally with other shares in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities, except that Class A shares bear certain expenses related to the distribution fee of such class. Each class has exclusive voting rights with respect to the distribution fee of such class. Each class has exclusive voting rights with respect to matters relating to its shareholders servicing and distribution expenditures.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Funds are calculated by dividing the value of the Funds’ net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern Time). In computing NAV, portfolio securities of the Funds are valued at their current market values determined on the basis of market quotations or if market quotations are not readily available or determined to be unreliable, through procedures and/or guidelines established by the Board of Trustees (the “Board”). In computing the Funds’ NAV, equity securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation or, lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity-linked structured notes are valued by referencing the last reported sale or settlement price of the underlying security on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the underlying security’s trading currency to the equity-linked structured note’s settlement currency. These investments are categorized as Level 2 of the fair value hierarchy. Each option security traded on a securities exchange in the United States is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt securities are valued based on an evaluated mean price as furnished by pricing services approved

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2014

by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of less than one year are valued at amortized cost, which approximates fair value.

Equity securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Funds’ NAVs are not calculated.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Funds may also use fair value pricing if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Funds’ NAVs are calculated but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign equities or OTC derivatives traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAVs may differ from quoted or official closing prices. The Fund may also fair value a security if the Fund or Adviser believes that the market price is stale. Other types of securities that the Fund may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

As of October 31, 2014, the Dynamic Dividend Fund held a security that was fair valued, which comprised 1.1% of the Fund’s net assets.

Fair Value Measurement:

In accordance with GAAP, the Funds use a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

●	Level 1 —	Unadjusted quoted prices in active markets/exchanges for identical investments.

●	Level 2 —	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

●	Level 3 —	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Funds’ investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under GAAP.

Alpine Mutual Funds

Notes to Financial Statements—Continued

October 31, 2014

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used to value the Funds’ assets and liabilities carried at fair value as of October 31, 2014:

	Valuation Inputs
Dynamic Dividend Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks
Consumer Discretionary	$25,386,383	$—	$—	$25,386,383
Consumer Staples	18,279,856	—	—	18,279,856
Energy	20,405,723	—	—	20,405,723
Financials	38,426,243	601,842	—	39,028,085
Health Care	27,261,530	—	—	27,261,530
Industrials	33,890,315	2,385,267	—	36,275,582
Information Technology	26,348,433	—	—	26,348,433
Materials	8,486,286	—	—	8,486,286
Telecommunication Services	2,810,412	—	—	2,810,412
Utilities	6,408,769	—	—	6,408,769
Equity-Linked Structured Notes	—	1,871,605	—	1,871,605
Convertible Bonds	—	3,194	—	3,194
Total	$207,703,950	$4,861,908	$—	$212,565,858

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Assets
Forward Currency Contracts	$—	$2,888,889	$—	$2,888,889
Liabilities
Forward Currency Contracts	—	(59,074)	—	(59,074)
Total	$—	$2,829,815	$—	$2,829,815

	Valuation Inputs
Accelerating Dividend Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks	$5,146,248	$—	$—	$5,146,248
Short-Term Investments	—	195,000	—	195,000
Total	$5,146,248	$195,000	$—	$5,341,248

	Valuation Inputs
Financial Services Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks	$32,594,959	$—	$—	$32,594,959
Preferred Stocks	345,097	—	—	345,097
Total	$32,940,056	$—	$—	$32,940,056

	Valuation Inputs
Small Cap Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks	$14,780,318	$—	$—	$14,780,318
Short-Term Investments	—	140,000	—	140,000
Total	$14,780,318	$140,000	$—	$14,920,318

Alpine Mutual Funds

Notes to Financial Statements—Continued

October 31, 2014

	Valuation Inputs
Transformations Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks	$8,014,372	$—	$—	$8,014,372
Short-Term Investments	—	859,000	—	859,000
Total	$8,014,372	$859,000	$—	$8,873,372

	Valuation Inputs
Equity Income Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks	$69,769,408	$—	$—	$69,769,408
Bonds	—	5,232,500	—	5,232,500
Short-Term Investments	—	6,297,000	—	6,297,000
Total	$69,769,408	$11,529,500	$—	$81,298,908

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Assets
Purchased Options	$47,450	$—	$—	$47,450
Total	$47,450	$—	$—	$47,450

	Valuation Inputs
Ultra Short Municipal Income Fund*	Level 1	Level 2	Level 3	Total Value
Municipal Bonds	$—	$1,119,940,885	$—	$1,119,940,885
Money Market Funds	—	174,528	—	174,528
Short-Term Investments	—	17,995,000	—	17,995,000
Total	$—	$1,138,110,413	$—	$1,138,110,413

	Valuation Inputs
Municipal Money Market Fund*	Level 1	Level 2	Level 3	Total Value
Municipal Bonds	$—	$115,400,943	$—	$115,400,943
Money Market Funds	—	1,202,801	—	1,202,801
Total	$—	$116,603,744	$—	$116,603,744

	Valuation Inputs
High Yield Managed Duration Municipal Fund*	Level 1	Level 2	Level 3	Total Value
Municipal Bonds	$—	$27,626,777	$—	$27,626,777
Money Market Funds	—	114	—	114
Total	$—	$27,626,891	$—	$27,626,891

* For detailed sector, country and state descriptions, see accompanying Schedule of Portfolio Investments.

For the year ended October 31, 2014, there were no transfers between Level 1, Level 2 and Level 3. The Funds recognize transfers as of the beginning of the year.

B. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Funds may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Alpine Mutual Funds

Notes to Financial Statements—Continued

October 31, 2014

C. Line of Credit and Custody Overdrafts:

On December 1, 2010, each of the Series Trust and Income Trust entered into a lending agreement with BNP Paribas through its New York branch (“BNPP NY”) on behalf of each of the Funds. Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act. The terms of the lending agreement indicate the rate to be the Fed Funds rate plus 0.95% per annum on amounts borrowed. The BNP Paribas Facility provides secured, uncommitted lines of credit for the Funds where selected Funds’ assets are pledged against advances made to the respective Fund. Each Fund has granted a security interest in all pledged assets used as collateral to the BNPP Facility. Each Fund is permitted to borrow up to 33.33% of its total assets for extraordinary or emergency purposes. Additionally, each of the following Funds is permitted to borrow up to 10% of its total assets for investment purposes but in no case shall any Fund’s total outstanding borrowings exceed 33.33% of their respective total assets. Either BNPP NY or the Funds may terminate this agreement upon delivery of written notice. For the year ended October 31, 2014, the average interest rate paid on outstanding borrowings under the line of credit was 1.03%, 1.01%, 1.03%, 1.02%, 1.01% and 1.04% for the Dynamic Dividend Fund, Accelerating Dividend Fund, Financial Services Fund, Small Cap Fund, Transformations Fund and High Yield Managed Duration Municipal Fund respectively. The Funds may also incur interest expense on custody overdraft charges.

The Adviser reimbursed the Alpine Financial Services Fund for costs associated with borrowing amounts related to large redemptions during the period (See Note 6).

	Dynamic Dividend Fund	Accelerating Dividend Fund	Financial Services Fund	Small Cap Fund
Total line of credit amount available for investment purposes at October 31, 2014	$22,264,426	$561,431	$4,018,305	$1,518,157
Line of credit outstanding at October 31, 2014	5,310,505	—	2,093,754	—
Line of credit amount unused at October 31, 2014	16,953,921	561,431	1,924,551	1,518,157
Average balance outstanding during the period	6,850,209	6,519	1,305,042	3,759
Maximum balance outstanding during the period	16,710,378	759,750	22,155,608	217,480
Interest expense incurred on line of credit during the period	71,347	67	13,636	39
Interest expense incurred on custody overdrafts during the period	34	—	10	23

	Transformations Fund	Equity Income Fund	Ultra Short Municipal Income Fund	Municipal Money Market Fund	High Yield Managed Duration Municipal Fund
Total line of credit amount available for investment purposes at October 31, 2014	$889,011	$8,162,900	$—	$—	$2,806,119
Line of credit outstanding at October 31, 2014	—	—	—	—	2,119,734
Line of credit amount unused at October 31, 2014	889,011	8,162,900	—	—	686,385
Average balance outstanding during the period	2,349	—	—	—	619,781
Maximum balance outstanding during the period	260,980	—	—	—	2,119,734
Interest expense incurred on line of credit during the period	24	—	—	—	2,743
Interest expense incurred on custody overdrafts during the period	—	—	738	112	—

The line of credit outstanding as of October 31, 2014 approximates its fair value and would be categorized at Level 2.

Alpine Mutual Funds

Notes to Financial Statements—Continued

October 31, 2014

D. Federal and Other Income Taxes:

It is each Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to timely distribute, all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake procedural steps to claim the benefits of such treaties. Where available, the Funds will file refund claims for foreign taxes withheld.

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2014, no provision for income tax is required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of October 31, 2014, open Federal and New York tax years include the tax years ended October 31, 2011 through 2014. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

E. Distributions to Shareholders:

Each of the Dynamic Dividend, Accelerating Dividend, Financial Services, Small Cap, Transformations, Equity Income, Ultra Short Municipal Income and High Yield Managed Duration Municipal Funds intends to distribute all of its net investment income and net realized capital gains, if any, throughout the year to its shareholders in the form of dividends. The Municipal Money Market Fund declares and accrues dividends daily on each business day based upon the Fund’s net income, and pays dividends monthly. Distributions to shareholders are recorded at the close of business on the ex-dividend date. All dividends are automatically reinvested in full and fractional shares of the respective Funds at net asset value per share, unless otherwise requested.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

F. Class Allocations:

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated among the classes of the Funds based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to those incurred under the Distribution Plan for Class A shares.

G. Foreign Currency Translation Transactions:

Each of the Dynamic Dividend, Accelerating Dividend, Financial Services and Transformations Funds may invest without limitation in foreign securities. The Small Cap Fund and Equity Income Fund may invest up to 30% and 15%, respectively, of the value of its net assets in foreign securities. The books and records of each Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translations gains and losses recorded in the Statements of Operations.

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

Alpine Mutual Funds

Notes to Financial Statements—Continued

October 31, 2014

H. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

I. Equity-Linked Structured Notes:

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. The Dynamic Dividend Fund held one equity-linked structured note at October 31, 2014.

J. Options:

The Funds may engage in option transactions and in doing so achieve similar objectives to what they would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Funds may also purchase put options on individual securities. The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities in the Funds’ portfolio.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

K. Forward Currency Contracts:

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward currency contracts to gain exposure, to or economically hedge against, changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2014

parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Funds’ forward contracts are not subject to an enforceable master netting agreement or similar agreement. During the year ended October 31, 2014, the Dynamic Dividend Fund entered into fifteen forward contracts.

The following forward contracts were held as of October 31, 2014:

Dynamic Dividend Fund

Description	Counterparty	Settlement Date	Currency	Settlement Value	Current Value	Unrealized Gain/(Loss)
Contracts Purchased:
Japanese Yen	State Street Bank & Trust	1/28/2015	110,000,000 JPY	$1,039,364	$980,290	$(59,074)
					$980,290	$(59,074)
Contracts Sold:
Swiss Franc	State Street Bank & Trust	1/7/2015	6,300,000 CHF	$7,068,327	$6,552,039	$516,288
Euro	State Street Bank & Trust	1/7/2015	12,800,000 EUR	17,437,568	16,046,969	1,390,599
British Pound	State Street Bank & Trust	1/7/2015	4,000,000 GBP	6,838,560	6,395,570	442,990
Japanese Yen	State Street Bank & Trust	1/28/2015	600,000,000 JPY	5,886,046	5,347,034	539,012
					$34,341,612	$2,888,889

L. Derivative Instruments and Hedging Activities:

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Assets and Liabilities and Statements of Operations as of and for the year ended October 31, 2014. The first table provides additional detail about the amounts and sources of unrealized appreciation/(depreciation) on derivatives at the end of the period. The second table provides additional information about the amounts and sources of net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) resulting from the Funds’ derivatives and hedging activities during the period.

The effect of derivative instruments in the Statements of Assets and Liabilities as of October 31, 2014:

Dynamic Dividend Fund

Derivatives	Statements of Assets and Liabilities Location	Unrealized Appreciation/(Depreciation)
Foreign exchange risk	Unrealized appreciation on forward currency contract	$2,888,889
Foreign exchange risk	Unrealized depreciation on forward currency contract	(59,074)
		$2,829,815

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2014

Equity Income Fund

Derivatives	Statements of Assets and Liabilities Location	Value
Equity contracts	Investments in securities, at value (includes purchased options)	$47,450

The effect of derivative instruments in the Statements of Operations for the year ended October 31, 2014:

Dynamic Dividend Fund

Derivatives	Statements of Operations Location	Net Realized Loss	Unrealized Appreciation
Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions/Change in net unrealized appreciation/(depreciation) on foreign currency translations	$(517,299)	$3,026,618

Equity Income Fund

Derivatives	Statements of Operations Location	Net Realized Gain/(Loss)	Unrealized Appreciation
Equity contracts	Net realized gain/(loss) from investments/Change in net unrealized appreciation/(depreciation) on investments	$—	$24,214

M. Redemption Fees:

The Funds of the Alpine Series Trust impose a redemption fee of 1% of the total redemption amount on all Fund shares redeemed or exchanged within 60 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Funds for the benefit of the remaining shareholders. The redemption fee is accounted for as an increase to paid-in-capital. The Alpine Ultra Short Municipal Income Fund and Alpine High Yield Managed Duration Municipal Fund of the Alpine Income Trust, impose a 0.25% redemption fee for shares redeemed or exchanged within 30 days of buying them and 0.75% redemption fee for shares redeemed or exchanged within 60 days of buying them, respectively, of the total redemption amount on all Fund shares redeemed or exchanged. This fee is assessed and retained by the Funds for the benefit of the remaining shareholders. The redemption fee is accounted for as an increase to paid-in-capital. There is no redemption fee assessed on the Alpine Municipal Money Market Fund redemptions.

3.	Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

Dynamic Dividend Fund

	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	2,695,521	$10,364,444	4,626,855	$16,410,716
Shares issued in reinvestment of dividends	2,510,738	9,683,398	4,374,413	15,422,518
Redemption fees	—	2,316	—	32,998
Shares redeemed	(15,803,293)	(60,579,434)	(44,820,185)	(159,446,914)
Total net change	(10,597,034)	$(40,529,276)	(35,818,917)	$(127,580,682)

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2014

	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Class A
Shares sold	536,790	$2,073,532	438,000	$1,581,034
Shares issued in reinvestment of dividends	24,672	95,412	16,275	57,807
Redemption fees	—	33	—	271
Shares redeemed	(117,052)	(455,600)	(259,548)	(953,912)
Total net change	444,410	$1,713,377	194,727	$685,200

Accelerating Dividend Fund
Institutional Class
Shares sold	141,954	$2,176,399	115,324	$1,681,377
Shares issued in reinvestment of dividends	16,285	248,587	11,768	158,067
Redemption fees	—	2,469	—	5,960
Shares redeemed	(100,837)	(1,550,294)	(69,439)	(1,032,609)
Total net change	57,402	$877,161	57,653	$812,795

Class A
Shares sold	12,237	$189,307	43,398	$607,223
Shares issued in reinvestment of dividends	2,081	31,629	920	12,580
Redemption fees	—	700	—	1,502
Shares redeemed	(20,208)	(310,972)	(3,889)	(54,858)
Total net change	(5,890)	$(89,336)	40,429	$566,447

Financial Services Fund
Institutional Class
Shares sold	3,891,425	$52,223,228	670,949	$6,828,522
Shares issued in reinvestment of dividends	461	6,073	—	—
Redemption fees	—	6,007	—	23,701
Shares redeemed	(2,932,309)	(40,017,894)	(564,902)	(5,679,360)
Total net change	959,577	$12,217,414	106,047	$1,172,863

Class A
Shares sold	428,074	$5,737,113	630,668	$6,630,199
Shares issued in reinvestment of dividends	—	—	—	—
Redemption fees	—	1,979	—	9,309
Shares redeemed	(416,369)	(5,477,799)	(181,877)	(2,017,493)
Total net change	11,705	$261,293	448,791	$4,622,015

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2014

Small Cap Fund

	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	242,533	$3,574,521	17,099	$211,505
Shares issued in reinvestment of dividends	—	—	—	—
Redemption fees	—	586	—	302
Shares redeemed	(137,994)	(2,030,695)	(116,859)	(1,473,954)
Total net change	104,539	$1,544,412	(99,760)	$(1,262,147)

Class A
Shares sold	120,756	$1,787,024	—	$—
Shares issued in reinvestment of dividends	—	—	—	—
Redemption fees	—	56	—	—
Shares redeemed	(43,206)	(615,539)	—	—
Total net change	77,550	$1,171,541	—	$—

Transformations Fund

	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	8,957	$131,299	6,493	$85,651
Shares issued in reinvestment of dividends	71,961	991,634	3,340	41,150
Redemption fees	—	—	—	754
Shares redeemed	(11,572)	(165,899)	(55,827)	(716,428)
Total net change	69,346	$957,034	(45,994)	$(588,873)

Class A
Shares sold	616	$9,013	—	$—
Shares issued in reinvestment of dividends	1,382	18,923	58	722
Redemption fees	—	—	—	—
Shares redeemed	—	—	—	—
Total net change	1,998	$27,936	58	$722

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2014

Equity Income Fund

	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	4,384	$58,532	6,872	$80,791
Shares issued in reinvestment of dividends	92,068	1,213,271	84,305	999,702
Redemption fees	—	2	—	24
Shares redeemed	(172,726)	(2,246,252)	(104,909)	(1,253,455)
Total net change	(76,274)	$(974,447)	(13,732)	$(172,938)

Class A
Shares sold	255,255	$3,261,300	—	$—
Shares issued in reinvestment of dividends	141	1,858	122	1,443
Redemption fees	—	—	—	—
Shares redeemed	(1,893)	(25,425)	—	—
Total net change	253,503	$3,237,733	122	$1,443

Ultra Short Municipal Income Fund

	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	41,635,652	$417,829,233	52,181,272	$523,938,733
Shares issued in reinvestment of dividends	356,964	3,581,682	443,294	4,450,048
Redemption fees	—	13,825	—	31,220
Shares redeemed	(52,223,017)	(524,077,213)	(96,484,972)	(968,788,065)
Total net change	(10,230,401)	$(102,652,473)	(43,860,406)	$(440,368,064)

Class A
Shares sold	9,525,204	$96,123,109	12,132,904	$122,515,170
Shares issued in reinvestment of dividends	61,561	621,217	95,577	965,011
Redemption fees	—	4,098	—	10,441
Shares redeemed	(15,321,364)	(154,611,366)	(25,877,405)	(261,305,015)
Total net change	(5,734,599)	$(57,862,942)	(13,648,924)	$(137,814,393)

Municipal Money Market Fund

	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Investor Class
Shares sold	134,049,821	$134,049,821	145,994,821	$145,994,821
Shares issued in reinvestment of dividends	27,008	27,008	65,951	65,951
Redemption fees	—	—	—	—
Shares redeemed	(187,707,114)	(187,707,114)	(204,289,468)	(204,289,468)
Total net change	(53,630,285)	$(53,630,285)	(58,228,696)	$(58,228,696)

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2014

High Yield Managed Duration Municipal Fund

	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	402,910	$4,106,000	1,990,001	$19,900,010
Shares issued in reinvestment of dividends	79,614	805,579	12,265	121,832
Redemption fees	—	—	—	—
Shares redeemed	(197)	(2,015)	—	—
Total net change	482,327	$4,909,564	2,002,266	$20,021,842

Class A
Shares sold	—	$—	10,001	$100,010
Shares issued in reinvestment of dividends	356	3,597	51	508
Redemption fees	—	—	—	—
Shares redeemed	—	—	—	—
Total net change	356	$3,597	10,052	$100,518

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2014 are as follows:

	Purchases	Sales
Dynamic Dividend Fund	$191,069,254	$232,007,344
Accelerating Dividend Fund	4,389,721	3,779,977
Financial Services Fund	66,765,308	56,365,765
Small Cap Fund	26,960,830	23,693,351
Transformations Fund	3,732,627	3,685,145
Equity Income Fund	42,634,142	30,079,874
Ultra Short Municipal Income Fund	1,777,596,315	2,040,094,027
High Yield Managed Duration Municipal Fund	21,853,601	12,969,575

Purchases and sales of U.S. Government Obligations (excluding short-term securities) for the year ended October 31, 2014 are as follows:

	Purchases	Sales
Equity Income Fund	$—	$10,800,234

5.	Distribution Plans:

Quasar Distributors, LLC (“Quasar”) serves as each Fund’s distributor. Each of the Funds, except for Municipal Money Market Fund, have adopted distribution and servicing plans (the “Plans”) for their Class A shares as allowed by Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution and servicing of their Class A shares at an annual rate, as determined from time to time by the Board, of up to 0.25% of the average daily net assets of the Class A shares of the Funds. Amounts paid under the Plans by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of Class A shares of the Funds, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. Dynamic Dividend Fund, Accelerating Dividend Fund, Financial Services Fund, Small Cap Fund, Transformations Fund, Equity Income Fund, Ultra Short Municipal Income Fund and High Yield Managed Duration Municipal Fund incurred $8,841, $2,103, $24,788, $1,648, $378, $6,756, $654,175 and $258, respectively, pursuant to the Plans for the year ended October 31, 2014.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2014

The Plans for the Funds may be terminated at any time by vote of the Trustees of the Trusts who are not “interested persons,” as defined by the 1940 Act, or by vote of a majority of the outstanding voting shares of the respective class.

6.	Investment Advisory Agreement and Other Affiliated Transactions:

The Adviser provides investment advisory services to each of the Funds. Pursuant to the advisory agreements with the Funds, the Adviser is entitled to an annual fee based on 1.00% of each Fund’s average daily net assets for the Dynamic Dividend Fund, Accelerating Dividend Fund, Financial Services Fund, Small Cap Fund, Transformations Fund and Equity Income Fund. The Adviser is entitled to an annual fee based on 0.75% of the Ultra Short Municipal Income Fund’s average daily net assets and High Yield Managed Duration Municipal Fund’s average daily net assets and an annual fee based on 0.45% of the Municipal Money Market Fund.

The Adviser agreed to reimburse the Dynamic Dividend Fund, Accelerating Dividend Fund, Financial Services Fund, Small Cap Fund, Transformations Fund and Equity Income Fund to the extent necessary to ensure that ordinary operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed annually 1.60% of each Fund’s Class A shares average daily net assets, and 1.35% of each Fund’s Institutional Class shares average daily net assets. The contractual expense cap for the Ultra Short Municipal Income Fund Class A shares and Ultra Short Municipal Income Fund Institutional Class shares is 0.95% and 0.70%, respectively, at October 31, 2014. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. The contractual expense cap for High Yield Managed Duration Municipal Fund Class A shares and Institutional Class shares is 1.05% and 0.80%, respectively. For the year ended October 31, 2014, the Adviser waived investment advisory fees and other expenses totaling $146,717, $44,557, $37,668, $42,929, $4,223,255 and $106,330 for the Dynamic Dividend Fund, Accelerating Dividend Fund, Small Cap Fund, Transformations Fund, Ultra Short Municipal Income Fund and High Yield Managed Duration Municipal Fund, respectively. The expense limitations will remain in effect for each Fund through February 28, 2015 unless and until the Board of the Series and Income Trusts approve its modification or termination with respect to each Fund. Waived expenses subject to potential recovery by year of expiration are as follows:

						Ultra Short	High Yield
	Dynamic	Accelerating	Financial			Muncipal	Managed
	Dividend	Dividend	Services	Small Cap	Transformations	Income	Duration
Years of Expiration	Fund	Fund	Fund	Fund	Fund	Fund	Municipal Fund
10/31/2015	$—	$51,048	$42,851	$35,981	$42,826	$3,353,608	$ —
10/31/2016	144,069	67,570	58,369	52,638	58,060	4,236,779	76,676
10/31/2017	146,717	44,557	—	37,668	42,929	4,223,255	106,330

For the year ended October 31, 2014, the Adviser voluntarily agreed to reimburse the Ultra Short Municipal Income Fund to the extent necessary to ensure that the Fund’s total operating expenses (including 12b-1 fees, where applicable, but excluding interest, brokerage commissions and extraordinary expenses) did not exceed certain limits. The limits were 0.80% and 0.55% of the average daily net assets of the Class A shares and Institutional Class shares, respectively, during the year ended October 31, 2014. Additionally, the Adviser voluntarily agreed to reimburse the Municipal Money Market Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding interest, brokerage commissions and extraordinary expenses) did not exceed certain limits. The limits ranged from 0.23% to 0.34% of the Fund’s average daily net assets during the year ended October 31, 2014. For the year ended October 31, 2014, the Adviser waived investment advisory fees and other expenses totaling $467,008 for the Municipal Money Market Fund.

The Adviser makes payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services with respect to the Funds. On February 2, 2012, the Board approved, subject to certain limitations, the reimbursement to the Adviser by the appropriate Fund, of up to a certain percentage of such fees paid by the Adviser to intermediaries that provide omnibus account services, sub-accounting services, and/or networking services. Reimbursement of these fees are subject to review by the Board and are included in the transfer agent fees in the Statements of Operations. The Dynamic Dividend Fund, Accelerating Dividend Fund, Financial Services Fund, Small Cap Fund, Transformations Fund, Equity Income Fund, Ultra Short Municipal Income Fund and Municipal Money Market Fund incurred $171,663, $702, $13,026, $3,303, $262, $1,901, $510,619 and $306, respectively, in reimbursements to the Adviser.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2014

During the fiscal year ended October 31, 2014, the Adviser fully reimbursed the Alpine Financial Services Fund for $4,798 for losses incurred related to the Fund’s borrowings.

State Street Bank and Trust Company (“SSBT”) serves as the fund accounting agent and custodian. The custodian is responsible for the safekeeping of the assets of the Funds and the fund accounting agent is responsible for calculating the Funds’ NAVs. SSBT, as the Funds’ custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Funds. SSBT also serves as the administrator for the Equity Trust. SSBT, as the Funds’ administrator, is paid on the basis of net assets of the Funds which are allocated among the series of the Equity Trust, on the basis of relative net assets.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Equity Trust. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

During the fiscal year ended October 31, 2014, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the 1940 Act and were as follows:

	Purchases	Sales
Ultra Short Municipal Income Fund	$—	$4,600,000
Municipal Money Market Fund	4,600,000	—

7.	Federal Income Tax Information:

At October 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Dynamic	Accelerating	Financial
	Dividend Fund	Dividend Fund	Services Fund	Small Cap Fund
Undistributed ordinary income	$129,980	$40,656	$389,054	$—
Other undistributed ordinary losses	(362,289)	(1,640)	—	—
Undistributed tax exempt income	—	—	—	—
Undistributed long-term capital gain	—	284,646	—	—
Late year ordinary loss deferral	—	—	—	(96,032)
Accumulated capital loss	(1,120,232,565)	—	—	(7,677,866)
Unrealized appreciation/(depreciation)	19,963,316	793,223	3,675,981	(1,128,123)
Total	$(1,100,501,558)	$1,116,885	$4,065,035	$(8,902,021)

			Ultra Short	Municipal
	Transformations	Equity Income	Municipal	Money Market
	Fund	Fund	Income Fund	Fund
Undistributed ordinary income	$128,378	$—	$—	$—
Other undistributed tax exempt losses	—	—	(69,992)	—
Undistributed tax exempt income	—	—	69,998	—
Undistributed long-term capital gain	189,616	114,492	—	—
Late year ordinary loss deferral	—	—	—	—
Accumulated capital loss	—	—	(423,701)	(8)
Unrealized appreciation/(depreciation)	2,172,274	17,998,967	112,659	—
Total	$2,490,268	$18,113,459	$(311,036)	$(8)

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2014

High Yield
Managed Duration
Municipal Fund
Undistributed ordinary income	$17,980
Other undistributed ordinary losses	(1,665)
Undistributed tax exempt income	—
Undistributed long-term capital gain	—
Late year ordinary loss deferral	—
Accumulated capital loss	—
Unrealized appreciation/(depreciation)	621,233
Total	$637,548

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended October 31, 2014, the effects of certain differences were reclassified as follows:

		Accumulated	Accumulated
		net investment	net realized
	Capital stock	income	gains/(losses)
Dynamic Dividend Fund	$219	$437,712	$(437,931)
Accelerating Dividend Fund	(34)	25,195	(25,161)
Financial Services Fund	(1)	125,184	(125,183)
Small Cap Fund	(115,057)	109,603	5,454
Transformations Fund	764	20,641	(21,405)
Equity Income Fund	13,413	78,155	(91,568)

As of October 31, 2014, net unrealized appreciation/(depreciation) of investments, excluding foreign currency, based on Federal tax costs was as follows:

		Gross	Gross	Net unrealized
	Cost of	unrealized	unrealized	appreciation/
Fund	investments	appreciation	depreciation	(depreciation)
Dynamic Dividend Fund	$195,396,535	$30,304,384	$(13,135,061)	$17,169,323
Accelerating Dividend Fund	4,547,955	853,455	(60,162)	793,293
Financial Services Fund	29,263,704	4,563,767	(887,415)	3,676,352
Small Cap Fund	16,048,432	916,806	(2,044,920)	(1,128,114)
Transformations Fund	6,701,074	2,417,810	(245,512)	2,172,298
Equity Income Fund	63,347,391	18,259,421	(260,454)	17,998,967
Ultra Short Municipal Income Fund	1,137,997,754	780,753	(668,094)	112,659
Municipal Money Market Fund	116,603,744	—	—	—
High Yield Managed Duration Municipal Fund	27,005,658	787,489	(166,256)	621,233

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, partnership tax adjustments, and marked-to-market cost basis adjustments for investments in passive foreign investment companies (PFICs) for tax purposes.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2014

The tax character of distributions paid during the years ended October 31, 2014 and 2013 were as follows:

	2014	2013
Dynamic Dividend Fund
Ordinary income	$14,370,391	$23,278,810
Long-term capital gain	—	—
	$14,370,391	$23,278,810
Accelerating Dividend Fund
Ordinary income	$172,291	$144,160
Long-term capital gain	156,638	47,306
	$328,929	$191,466
Financial Services Fund
Ordinary income	$7,300	$—
Long-term capital gain	—	—
	$7,300	$—
Small Cap Fund
Ordinary income	$—	$—
Long-term capital gain	—	—
	$—	$—
Transformations Fund
Ordinary income	$294,923	$—
Long-term capital gain	719,393	42,117
	$1,014,316	$42,117
Equity Income Fund
Ordinary income	$1,189,294	$1,025,051
Long-term capital gain	92,067	—
	$1,281,361	$1,025,051
Ultra Short Municipal Income Fund
Ordinary income	$10,638	$—
Exempt interest dividends	5,350,083	7,292,009
	$5,360,721	$7,292,009
Municipal Money Market Fund
Ordinary income	$—	$—
Exempt interest dividends	35,967	86,577
	$35,967	$86,577
High Yield Managed Duration Municipal Fund
Ordinary income	$9,971	$1,661
Exempt interest dividends	810,476	120,679
	$820,447	$122,340

Alpine Mutual Funds

Notes to Financial Statements—Continued

October 31, 2014

During the year ended October 31, 2014, the Dynamic Dividend Fund, Financial Services Fund, Small Cap Fund, Equity Income Fund, Ultra Short Municipal Income Fund and High Yield Managed Duration Municipal Fund utilized $16,060,583, $84,286, $4,923,124, $412,599, $64,603 and $5,339 of capital loss carryovers, respectively. Capital loss carryovers as of October 31, 2014 are as follows:

Expiration Date	Dynamic Dividend Fund	Accelerating Dividend Fund	Financial Services Fund	Small Cap Fund	Transformations Fund
10/31/2014	$—	$—	$—	$—	$—
10/31/2015	$25,935,421	$—	$—	$—	$—
10/31/2016	$536,971,822	$—	$—	$117,115	$—
10/31/2017	$388,131,987	$—	$—	$5,637,266	$—
10/31/2018	$154,525,095	$—	$—	$1,581,056	$—
10/31/2019	$—	$—	$—	$342,429	$—

Expiration Date	Equity Income Fund	Ultra Short Municipal Income Fund	Municipal Money Market Fund	High Yield Managed Duration Municipal Fund
10/31/2014	$—	$—	$—	$—
10/31/2015	$—	$—	$—	$—
10/31/2016	$—	$—	$—	$—
10/31/2017	$—	$—	$—	$—
10/31/2018	$—	$—	$—	$—
10/31/2019	$—	$67,228	$—	$—

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Capital loss carryover as of October 31, 2014 with no expiration are as follows:

Fund	Short-Term	Long-Term
Dynamic Dividend Fund	$14,668,240	$—
Ultra Short Municipal Income Fund	353,511	2,962
Municipal Money Market Fund	—	8

Certain ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year, if the Funds so elect. For the year ended October 31, 2014, the following Funds elected to defer late-year ordinary losses:

Fund	Late Year Ordinary Losses
Small Cap Fund	$96,032

Alpine Mutual Funds

Notes to Financial Statements—Continued

October 31, 2014

8.	Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2014-11 Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

9.	Subsequent Events:

Distributions: The Dynamic Dividend Fund — Institutional Class and Class A paid a distribution from net investment income of $1,085,785 and $21,664 or $0.02 and $0.0192 per share, respectively, on November 28, 2014 to shareholders of record on November 26, 2014. The Accelerating Dividend Fund — Institutional Class and Class A paid a distribution from net investment income of $12,098 and $2,149 or $0.0422 and $0.0390 per share, respectively, on November 28, 2014 to shareholders of record on November 26, 2014.

The Accelerating Dividend Fund — Institutional Class and Class A paid a distribution from long-term capital gains of $0.6863 on December 5, 2014 to shareholders of record on December 4, 2014. The Financial Services Fund —Institutional Class and Class A paid a distribution from short-term capital gains of $0.1361 on December 5, 2014 to shareholders of record on December 4, 2014. The Equity Income Fund — Institutional Class and Class A paid a distribution from long-term capital gains of $0.195 on December 5, 2014 to shareholders of record on December 4, 2014. The Transformations Fund — Institutional Class and Class A paid a distribution from short-term capital gains of $0.2327 and from long-term capital gains of $0.3437 on December 5, 2014 to shareholders of record on December 4, 2014. The High Yield Managed Duration Municipal Fund — Institutional Class and Class A paid a distribution from short-term capital gains of $0.0065 on December 5, 2014 to shareholders of record on December 4, 2014.

Alpine Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Alpine Series Trust and Alpine Income Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Alpine Series Trust, comprised of Alpine Dynamic Dividend Fund, Alpine Accelerating Dividend Fund, Alpine Financial Services Fund, Alpine Small Cap Fund (formerly Alpine Innovators Fund), Alpine Transformations Fund and Alpine Equity Income Fund (formerly Alpine Foundation Fund); and Alpine Income Trust, comprised of Alpine Ultra Short Municipal Income Fund (formerly Alpine Ultra Short Tax Optimized Income Fund), Alpine Municipal Money Market Fund and Alpine High Yield Managed Duration Municipal Fund (collectively the “Funds”) as of October 31, 2014, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Alpine Dynamic Dividend Fund, Alpine Accelerating Dividend Fund, Alpine Financial Services Fund, Alpine Small Cap Fund, Alpine Transformations Fund and Alpine Equity Income Fund of Alpine Series Trust; and Alpine Ultra Short Municipal Income Fund, Alpine Municipal Money Market Fund and Alpine High Yield Managed Duration Municipal Fund of Alpine Income Trust, as of October 31, 2014, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Princeton, New Jersey
December 29, 2014

Alpine Mutual Funds

Information about your Funds Expenses (Unaudited)
October 31, 2014

Fund expenses (Unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested on May 1, 2014 and held for the six months ended October 31, 2014.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Dynamic Dividend Fund

Based on actual total return (1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	2.31%	$1,000.00	$1,023.10	1.38%	$7.04

Class A	2.18%	$1,000.00	$1,021.80	1.63%	$8.31

Based on hypothetical total return (1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,018.25	1.38%	$7.02

Class A	5.00%	$1,000.00	$1,016.99	1.63%	$8.29

Alpine Mutual Funds

Information about your Funds Expenses (Unaudited)—Continued

October 31, 2014

Accelerating Dividend Fund

Based on actual total return (1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	3.48%	$1,000.00	$1,034.80	1.35%	$6.92

Class A	3.42%	$1,000.00	$1,034.20	1.60%	$8.20

Based on hypothetical total return (1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,018.40	1.35%	$6.87

Class A	5.00%	$1,000.00	$1,017.14	1.60%	$8.13

Financial Services Fund

Based on actual total return (1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	0.30%	$1,000.00	$1,003.00	1.37%	$6.92

Class A	0.15%	$1,000.00	$1,001.50	1.63%	$8.22

Based on hypothetical total return (1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,018.30	1.37%	$6.97

Class A	5.00%	$1,000.00	$1,016.99	1.63%	$8.29

Small Cap Fund

Based on actual total return (1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	(5.06)%	$1,000.00	$949.40	1.35%	$6.63

Class A	(5.09)%	$1,000.00	$949.10	1.60%	$7.86

Based on hypothetical total return (1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,018.40	1.35%	$6.87

Class A	5.00%	$1,000.00	$1,017.14	1.60%	$8.13

Alpine Mutual Funds

Information about your Funds Expenses (Unaudited)—Continued

October 31, 2014

Transformations Fund

Based on actual total return (1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	2.56%	$1,000.00	$1,025.60	1.35%	$6.89

Class A	2.44%	$1,000.00	$1,024.40	1.60%	$8.16

Based on hypothetical total return (1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,018.40	1.35%	$6.87

Class A	5.00%	$1,000.00	$1,017.14	1.60%	$8.13

Equity Income Fund

Based on actual total return (1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	6.40%	$1,000.00	$1,064.00	1.23%	$6.40

Class A	6.28%	$1,000.00	$1,062.80	1.48%	$7.70

Based on hypothetical total return (1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,019.01	1.23%	$6.26

Class A	5.00%	$1,000.00	$1,017.75	1.48%	$7.53

Ultra Short Municipal Income Fund

Based on actual total return (1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	0.23%	$1,000.00	$1,002.30	0.52%	$2.62

Class A	0.21%	$1,000.00	$1,002.10	0.77%	$3.89

Based on hypothetical total return (1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,022.58	0.52%	$2.65

Class A	5.00%	$1,000.00	$1,021.32	0.77%	$3.92

Alpine Mutual Funds

Information about your Funds Expenses (Unaudited)—Continued

October 31, 2014

Municipal Money Market Fund

Based on actual total return (1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Investor	0.01%	$1,000.00	$1,000.10	0.26%	$1.31

Based on hypothetical total return (1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Investor	5.00%	$1,000.00	$1,023.90	0.26%	$1.33

High Yield Managed Duration Municipal Fund

Based on actual total return (1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	3.76%	$1,000.00	$1,037.60	0.82%	$4.21

Class A	3.65%	$1,000.00	$1,036.50	1.07%	$5.49

Based on hypothetical total return (1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,021.07	0.82%	$4.18

Class A	5.00%	$1,000.00	$1,019.81	1.07%	$5.45

(1)	For the six months ended October 31, 2014.
(2)	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.
(4)	Hypothetical expense examples assume a 5% return over a hypothetical 184 day period.

Alpine Mutual Funds

Additional Information (Unaudited)

October 31, 2014

Independent Trustees

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex*	Other Directorships Held by Trustee
H. Guy Leibler (60)	Independent Trustee	Indefinite, since the Trust’s inception	President, Simone Healthcare Development (since 2013); Private investor (2007-2013).	18	Chairman Emeritus, White Plains Hospital Center; Trustee, each of the Alpine Trusts.
Jeffrey E. Wacksman (54)	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP, (since 1994).	18	Director, International Succession Planning Association; Director, Bondi Icebergs Inc. (Women’s Sports-wear); Director, MH Properties, Inc.; Trustee, each of the Alpine Trusts.
James A. Jacobson (69)	Independent Trustee	Indefinite, since July 2009	Retired (since 2008); Vice Chairman and Managing Director, Spear Leeds & Kellogg Specialists, LLC, (2003-2008).	18	Trustee, Allianz Global Investors Multi-Funds; Trustee, each of the Alpine Trusts.
Eleanor T.M. Hoagland (63)	Independent Trustee	Indefinite, since October 2012	Principal, VCS Advisory, LLC (since 2011); Chief Compliance Officer and Senior Managing Director of Magni Asset Management LLC (since 2011) and Park Fifth Capital Management LLC (2011-2013); Vice President (2008-2010) and CCO (2009-2010), Ameriprise Financial Inc.; Managing Director (2000-2008) and CCO (2004-2008), J. & W. Seligman & Co. Incorporated.	18	Trustee of each of the Alpine Trusts.

*	The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, and Alpine Income Trust, and Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund (the “Alpine Trusts”).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued

October 31, 2014

Interested Trustees & Officers

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Samuel A. Lieber* (58)	Interested Trustee and President	Indefinite, since the Trust’s inception	CEO of Alpine Woods Capital Investors, LLC (since November 1997). President of Alpine Trusts since 1998.	18	Trustee, each of the Alpine Trusts.
Stephen A. Lieber*** (89)	Vice President and Portfolio Manager	Indefinite, since the Trust’s inception	Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC (since 1999).	18	None
Kenneth Corrado (50)	Chief Compliance Officer	Indefinite, since July 2013	Chief Compliance Officer, Alpine Woods Capital Investors, LLC (since July 2013); Independent Compliance Consultant (2012-2013); Vice President and Deputy Chief Compliance Officer, Artio Global Management, LLC (2007-2012).	18	None
Ronald G. Palmer, Jr. (46)	Chief Financial Officer	Indefinite, since January 2010	Chief Financial Officer, Alpine Woods Capital Investors, LLC (since January 2010); Independent Consultant (2008-2009); Vice President, Cash Management and Foreign Exchange, Macquarie Capital Investment Management, LLC (2007-2008).	18	None
Joe C. Caruso (43)	Treasurer	Indefinite, since 2013	Fund Accountant, Alpine Woods Capital Investors, LLC (since 2011); Independent tax consultant (2010-2011); Assistant Vice President Global Fund Services, Deutsche Bank AG (2009-2010).	18	None
Andrew Pappert (34)	Secretary	Indefinite, since March 2009	Director of Fund Operations, Alpine Woods Capital Investors, LLC (since September 2008).	18	None

*	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.
**	The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, and Alpine Income Trust, and Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund (the “Alpine Trusts”).
***	Stephen A. Lieber is the father of Samuel A. Lieber.

Further information regarding the Funds’ Trustees is also available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling 1-888-785-5578.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued

October 31, 2014

Tax Information

The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended October 31, 2014 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

Dynamic Dividend Fund	64%
Accelerating Dividend Fund	60%
Financial Services Fund	100%
Small Cap Fund	0%
Transformations Fund	29%
Equity Income Fund	100%
Ultra Short Municipal Income Fund	0%
Municipal Money Market Fund	0%
High Yield Managed Duration Municipal Fund	0%

The Funds designated the following percentages of dividends declared during the fiscal year ended October 31, 2014 as dividends qualifying for the dividends received deduction available to corporate shareholders.

Dynamic Dividend Fund	18%
Accelerating Dividend Fund	40%
Financial Services Fund	66%
Small Cap Fund	0%
Transformations Fund	21%
Equity Income Fund	98%
Ultra Short Municipal Income Fund	0%
Municipal Money Market Fund	0%
High Yield Managed Duration Municipal Fund	0%

The Funds designated the following percentages of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C).

Dynamic Dividend Fund	0%
Accelerating Dividend Fund	0%
Financial Services Fund	0%
Small Cap Fund	0%
Transformations Fund	0%
Equity Income Fund	0%
Ultra Short Municipal Income Fund	0%
Municipal Money Market Fund	0%
High Yield Managed Duration Municipal Fund	0%

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended October 31, 2014.

Availability of Proxy Voting Information

Information regarding how each Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC’s website at www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Quarterly Portfolio Schedule

Beginning with each Fund’s fiscal quarter ended July 31, 2004, each Fund filed its complete schedule of portfolio holdings on Form N-Q with the SEC. Going forward, each Fund will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued

October 31, 2014

Privacy Policy

The Funds collect non-public information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with others or us.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. The Funds restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. The Funds also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provided agreed services to you. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to a broker dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Shareholder Meeting

On July 24, 2014, a Special Meeting of Shareholders of Alpine Foundation Fund (the “Fund”) met to vote on the changing of the Fund’s investment objectives and changing the classification of the Fund’s investment objectives from a fundamental to non-fundamental policy. The results state as a percentage of the shares voted are as follows:

Proposal 1: To approve a change to the Fund’s fundamental investment objective.

For	99.41%
Against	00.59%
Abstain	00.00%

Proposal 2: To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

For	99.38%
Against	00.60%
Abstain	00.03%

TRUSTEES

Samuel A. Lieber

Eleanor T.M. Hoagland

James A. Jacobson

H. Guy Leibler

Jeffrey E. Wacksman

CUSTODIAN &

ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

500 College Road East

Princeton, NJ 08540

FUND COUNSEL

Willkie Farr & Gallagher LLP

787 7th Avenue

New York, NY 10019

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

INVESTMENT ADVISER

Alpine Woods Capital Investors, LLC

2500 Westchester Ave., Suite 215

Purchase, NY 10577

TRANSFER AGENT

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

SHAREHOLDER | INVESTOR INFORMATION

1(888)785.5578

www.alpinefunds.com

This material must be preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

(a) The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

(b) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics described in Item 2(b) of Form N-CSR.

(d) The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to any element of the code of ethics described in Item 2(b) of Form N-CSR.

(e) Not applicable.

(f) The Registrant’s Code of Ethics is attached as EX-99.CODE ETH hereto.

Item 3. Audit Committee Financial Expert.

(a)(1) The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The Board of Trustees has determined that James A. Jacobson and H. Guy Leibler are audit committee financial experts. Messrs. Jacobson and Leibler are “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR. It has been determined that Mr. Jacobson qualifies as an audit committee financial expert based on his extensive experience in the financial services industry, including serving for more than 15 years as a senior executive at a New York Stock Exchange (“NYSE”) specialist firm and as a member of the NYSE Board of Directors (including terms as Vice Chair), his other board service, as well as his educational background. It has been determined that Mr. Leibler qualifies as an audit committee financial expert based on his substantial experience as a senior executive of an operating company actively supervising principal financial officers in the preparation of financial statements, other board service, as well as his educational background.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2013 was $107,082 and fiscal year 2014 was $115,587.

(b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 in fiscal year 2013 and $0 in fiscal year 2014.

(c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $10,281 in fiscal year 2013 and $18,768 in fiscal year 2014.

(d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $19,029 in fiscal year 2013 and $6,725 in fiscal year 2014. The fees were for consulting and advisory services regarding enterprise risk management.

(e)(1) Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee. Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2) No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant was $190,297 in fiscal year 2013 and $67,250 in fiscal year 2014. The fees were for consulting and advisory services regarding enterprise risk management.

(h) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as EX-99.CODE ETH.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.Cert.

(a)(3) Not applicable.

(b) The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Income Trust

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	January 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	January 8, 2015